UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

AK STEEL HOLDING CORPORATION

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AK Steel Holding Corporation 9227 CENTRE POINTE DRIVE WEST CHESTER, OHIO 45069	Roger K. Newport CHIEF EXECUTIVE OFFICER

April 11, 2016

             To our Stockholders:

It is my pleasure to invite you to the 2016 Annual Meeting of Stockholders of AK Steel Holding Corporation. The meeting will be held at 1:30 p.m., Eastern Daylight Saving Time, on Thursday, May 26, 2016, at the Hilton Columbus at Easton, located at 3900 Chagrin Drive, Columbus, Ohio 43219. Registration will begin at 1:00 p.m.

Attendance at the Annual Meeting is limited to stockholders of record as of the close of business on March 28, 2016, or their duly appointed proxies, and to guests of Management. If you cannot attend the meeting in person, I strongly urge you to participate by voting your proxy in one of the methods explained in the Notice of 2016 Meeting of Stockholders that you received in the mail.

This year we have once again elected to furnish proxy materials to our stockholders on the Internet. We believe this allows us to provide our stockholders with the information they need in an accessible format, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Please review the instructions with respect to each of your voting options as described in the Proxy Statement and the Notice.

Please read the Notice of 2016 Meeting of Stockholders and Proxy Statement carefully. Your vote is important. There are four proposals included in the Proxy Statement. The Board of Directors recommends that you vote your shares FOR all of the proposals in the Proxy Statement, as follows:

1. FOR the election of each of the nominee Directors (Proposal No. 1).

2. FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2016 (Proposal No. 2).

3. FOR the approval of Named Executive Officer compensation (Proposal No. 3).

4. FOR the approval of the Amendment and Restatement of the Stock Incentive Plan, including the re-approval of the material terms of the performance goals (Proposal No. 4).

If you cannot attend in person, you may listen to the Annual Meeting via the Internet. To listen to the live webcast, log on at www.aksteel.com and select the link on the homepage for the webcast of the 2016 Annual Meeting of Stockholders. The webcast will begin at 1:30 p.m. and will remain on our website for one year. Please note, however, that you cannot record your vote on this website. In order to vote by proxy, you must use one of the methods explained in the Notice of 2016 Meeting of Stockholders that you received in the mail.

Your continuing interest in our company is greatly appreciated. I look forward to seeing you at the Annual Meeting.

Sincerely,

Roger K. Newport

2016 Proxy Statement

AK STEEL HOLDING CORPORATION

9227 Centre Pointe Drive

West Chester, Ohio 45069

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

OF AK STEEL HOLDING CORPORATION (THE “COMPANY”)

Date:	Thursday, May 26, 2016
Time:	Registration will begin at 1:00 p.m., Eastern Daylight Saving Time The meeting will begin at 1:30 p.m., Eastern Daylight Saving Time
Place:	Hilton Columbus at Easton 3900 Chagrin Drive Columbus, Ohio
Purposes:	1. To elect as Directors the ten candidates nominated by the Board;
2. To ratify, by a non-binding advisory vote, the Audit Committee’s appointment of Ernst & Young LLP as the independent registered public accounting firm for 2016;
3. To vote on a non-binding advisory resolution to approve the compensation of our Named Executive Officers;
4. To approve the Amendment and Restatement of the Stock Incentive Plan, including the re-approval of the material terms of the performance goals; and
5. To transact such other business as properly may come before the meeting.
Who Can Vote:	AK Steel stockholders of record as of the close of business on March 28, 2016.
How You Can Vote:

You may vote in person at the meeting or you may vote in advance of the meeting via the Internet, by telephone, or by using the proxy card that will be enclosed with those materials. If you intend to use the proxy card, please mark, date and sign it, and then return it promptly in the postage-paid envelope that comes with the card. If you intend to vote over the telephone or via the Internet, please follow the instructions on the proxy card that you received. If you intend to vote in person at the meeting and your shares are held at a broker, bank or other institution, you must obtain a “legal proxy” from your broker, bank or other institution in advance of the meeting in order to vote your shares at the meeting. Please vote regardless of whether you plan to attend the Annual Meeting.

Right to Revoke Your Proxy:

You may revoke your proxy at any time before it is voted by submitting a new proxy card with a later date or by submitting a subsequent vote via the Internet or by telephone. If you are a stockholder of record, you also may attend the Annual Meeting and revoke your proxy in person.

Who May Attend:	Attendance at the Annual Meeting is limited to stockholders of record as of the close of business on March 28, 2016, or their duly appointed proxies, and to guests of Management.
How Do I Prove I Am a Stockholder of Record:

If your shares are registered in your name, you will need to present personal photo identification. If your shares are not registered in your name (if, for instance, your shares are held in “street name” for you by your broker, bank or other institution), you must present (1) personal photo identification, and (2) proof of stock ownership. We will accept as proof of stock ownership either a copy of your account statement or a letter from your broker, bank or other institution reflecting the number of shares of common stock you owned as of March 28, 2016.

No Recording of Meeting; Packages Subject to Inspection:

Please note that you may not record the meeting using a video or audio electronic device of any kind. To enforce this rule and for your safety, we reserve the right to inspect all packages prior to admission at the Annual Meeting and to prohibit certain electronic devices from being brought into the meeting room.

By Authorization of the Board of Directors,
Joseph C. Alter, Corporate Secretary

West Chester, Ohio

April 11, 2016

2016 Proxy Statement

2016 Proxy Statement

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all of the information that you should consider and you should read the entire Proxy Statement before voting. For more complete information regarding our 2015 performance, please review the Annual Report on Form 10-K for the year ended December 31, 2015, a copy of which is available at the Investors section of our website at www.aksteel.com.

Voting Matters and Recommendation

Our Board’s Recommendation
ITEM 1. Election of Directors (page 5)

The Board and the members of the Nominating and Governance Committee believe that the ten Director nominees possess the necessary and preferred qualifications to provide effective oversight of the business and quality advice and counsel to our Management to maximize long-term value for our stockholders.

FOR each Director Nominee
ITEM 2. Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm (page 92)

The Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Independent Registered Public Accounting Firm for the year ending 2016 is in our and our stockholders’ best interests. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public account firm. Ernst & Young has served as our auditor since 2013.

FOR
ITEM 3. Advisory Vote to Approve Named Executive Officer Compensation (page 93)

We seek a non-binding advisory vote from our stockholders to approve the compensation of our Named Executive Officers as described in the Compensation Discussion and Analysis section beginning on page 32. The Board values stockholders’ opinions and the Management Development and Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions, as it has done each year since the inception of our annual advisory vote.

FOR
ITEM 4. Approval of the Amendment and Restatement of the Stock Incentive Plan, including the re-approval of the material terms of the performance goals (page 96)

We seek approval of the Amended and Restated Stock Incentive Plan (“Amended Stock Plan”), which is described in detail in Proposal 4, beginning on page 96. The proposed amendments would include, among other things, (i) an increase by 4,800,000 shares in the total number of shares of common stock available in the share pool for the grant of stock option, restricted stock, restricted stock unit and performance share awards; (ii) revise the change-of-control provisions to provide a “double trigger,” such that if a change of control occurs, awards that are assumed, continued, or substituted will accelerate if the participant incurs a qualifying termination of employment in connection with or following the change of control; (iii) add a new annual aggregate limit on restricted stock unit awards granted and all other consideration paid (including

FOR

i	2016 Proxy Statement

all cash), to any non-employee Director; and, (iv) include a minimum vesting provision that requires that stock options have a minimum vesting period of one year, subject to limited exceptions. In addition, we are submitting the Amended Stock Plan for stockholder re-approval of the performance-based terms of the Amended Stock Plan in accordance with Section 162(m) of the United States Internal Revenue Code, as further described in Proposal 4. The Board believes that the Amended Stock Plan is in the best interests of the Company and our stockholders, as it will enable the continuation of the most important aspect of our compensation program – namely, to align incentive Management’s compensation with our performance.

Governance Highlights

We are committed to the highest standards of corporate governance, which we believe promotes the long-term interests of our business and returns for our stockholders, while strengthening Board and Management accountability. The following are some highlights of our governance framework:

❖	9 of 10 Independent Director Nominees
❖	Independent Leadership of the Board (Non-Executive Chairman / Lead Director)
❖	All Committees comprised entirely of independent Directors
❖	Annual election of Directors
❖	Majority voting for Directors
❖	Mandatory retirement age for Directors and Executive Officers
❖	Majority of Director compensation in the form of restricted stock units
❖	Regular Executive Sessions of independent Directors
❖	Robust risk oversight by the Board and its Committees
❖	Policy prohibiting insider trading, hedging transactions and pledging of securities
❖	Executive compensation clawback policy
❖	Regular Board and Committee self-evaluations
❖	Shareholder outreach program
❖	Pay-for-performance-based executive compensation program
❖	Stock ownership guidelines for Directors and Executive Officers

ii	2016 Proxy Statement

Director Nominee Snapshot

Set forth below is summary, relevant biographical information for each of our Director nominees.

Name	Age	Director Since	Independent	Primary Occupation	Committee Memberships(1)	Other Public Boards
Dennis C. Cuneo	66	2008	Yes	Partner, Fisher & Phillips, LLP; President, DC Strategic Advisors, LLC	Audit, Finance, P&EI (Chair)	1
Sheri H. Edison	59	2014	Yes	Vice President, General Counsel and Secretary, Bemis Company, Inc.	Audit, MD&C, N&G	0
Mark G. Essig	58	2013	Yes	Chief Executive Officer, FKI Security Group	Audit, Finance, P&EI	0
William K. Gerber	62	2007	Yes	Managing Director, Cabrillo Point Capital LLC	Audit (Chair), Finance, P&EI	1
Robert H. Jenkins	73	1996	Yes	Retired/Former Lead Director	Audit, MD&C, N&G	3
Gregory B. Kenny	63	2016	Yes	Retired Chief Executive Officer & President of General Cable Corporation	None	2
Ralph S. Michael, III	61	2007	Yes	Executive Vice President and Group Regional President, Fifth Third Bancorp and Regional President of Fifth Third Bank, Greater Cincinnati	Audit, Finance (Chair), MD&C	2
Roger K. Newport	51	2016	No	Chief Executive Officer, AK Steel Holding Corporation	None	0
James A. Thomson	71	1996	Yes	Lead Director of the Board of Directors	MD&C, N&G (Chair), P&EI	0
Vicente Wright	63	2013	Yes	Retired President and Chief Executive Officer of California Steel Industries	Finance, N&G, P&EI	0

(1)	MD&C = Management Development and Compensation Committee; N&G = Nominating and Governance Committee; P&EI = Public and Environmental Issues Committee

Director Average Age and Average Board Tenure Snapshot

The below charts provide the respective ages and tenures of service for each of our Director nominees, in addition to the average age and tenure.

iii	2016 Proxy Statement

Director Skill/Experience Snapshot

Set forth below is information for each of our Director nominees detailing their tenure and skills illustrating the high level of experience and skills each brings to the Board.

2016 AK Steel Board of Directors Skill/Experience Matrix
Director	Cuneo	Edison	Essig	Gerber	Jenkins	Kenny	Michael	Newport	Thomson	Wright
Board Tenure
Year of Election	2008	2014	2013	2007	1996	2016	2007	2016	1996	2013
Mandatory Retirement Date	2024	2032	2032	2028	2017	2026	2029	2038	2019	2027
Compliance Issues
Independent (NYSE rules)	yes	yes	yes	yes	yes	yes	yes	no	yes	yes
Outside Director (IRS §162m)	yes	yes	no	yes	yes	yes	yes	no	yes	yes
Non-employee Director	yes	yes	yes	yes	yes	yes	yes	no	yes	yes
Financially Literate (NYSE rules)	yes	yes	yes	yes	yes	yes	yes	n/a	yes	yes
Audit Comm. Financial Expert (SEC rules)	no	no	yes	yes	no	no	yes	n/a	no	no
Skills & Experience - General
Present or Past CEO			x		x	x		x	x	x
Executive Officer Experience	x	x	x	x	x	x	x	x	x	x
Steel Industry Experience		x	x					x		x
Related Industry Experience	x		x		x	x	x			x
Operations Experience		x	x		x	x	x	x		x
U.S. Public Board Experience	x	x	x	x	x	x	x		x
International Business Experience	x	x	x	x	x	x	x		x	x
M&A Experience	x	x	x	x	x	x	x	x		x
Skills & Experience – Categorical/Functional
Audit and/or Finance Committee (U.S. Public Company)	x	x	x	x	x	x	x	x	x
Compensation Committee (U.S. Public Company)		x	x	x	x	x	x		x
Governance Committee (U.S. Public Company)		x		x	x	x			x
Finance/Accounting/Audit	x	x	x	x		x	x	x		x
Legal	x	x
Human Resources	x	x	x							x
Technology/Engineering									x	x
Communications/Pub. Relations	x	x								x
Governmental Affairs	x	x							x	x
Environmental/Energy	x	x	x				x		x	x

Management Development and Compensation Committee’s Executive Compensation Philosophy

Pay-for-performance is the foundational principle of our executive compensation program. Our compensation philosophy, as shaped by the Management Development and Compensation Committee and approved by the Board, is that an executive compensation program should strengthen the commonality of interests between Management and our stockholders, while at the same time enabling us to attract, motivate and retain executives of high caliber and ability who will drive our success. Consistent with that objective, the Committee believes that a significant portion of the overall compensation package for each of

iv	2016 Proxy Statement

our Executive Officers should be performance-based, including performance-based vesting provisions for a significant portion of the equity incentives awarded to each Executive Officer. The Committee believes that a well-designed executive compensation program also includes both annual and long-term performance incentives. The Committee further believes that our compensation program should be designed to reward superior performance and to provide financial consequences for below-market performance.

Overview of 2015 Executive Compensation

Set forth below is the 2015 compensation for each Named Executive Officer as determined under Securities and Exchange Commission (“SEC”) rules, plus an additional, final column, entitled “Total Not Including Change in Pension Value.” The amounts reported in this final column differ substantially from, and are not a substitute for, the amounts reported in the “SEC Total” column. The amounts reported in the final column are solely intended to facilitate a stockholder’s understanding of how changes in pension value impact the total compensation reported in the Summary Compensation Table in any given year. To facilitate that understanding, this column shows total compensation without pension value changes. See the 2015 Summary Compensation Table and the accompanying notes to the table beginning on page 70 for more information.

Name and Principal Position	Salary	Bonus	Stock Awards	Option Awards	Non- Equity Incentive Plan Compen- sation	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings	All Other Compen- sation	SEC Total	Total Not Including Change in Pension Value
James L. Wainscott(1)	$1,200,000	$0	$1,671,705	$565,796	$750,000	$531,475	$185,412	$4,904,388	$4,372,913
Chairman of the Board,
President and CEO

Roger K. Newport(2)	579,551	0	376,669	227,120	258,427	417,120	33,343	1,892,230	1,475,110
Executive VP, Finance
and CFO

Kirk W. Reich(3)	479,551	0	305,955	186,512	209,394	401,612	23,914	1,606,938	1,205,326
Executive VP,
Manufacturing

Scott M. Lauschke (4)	255,769	0	136,650	27,700	83,125	1,090,733	174,057	1,768,034	677,301
Vice President, Sales
and Customer Service

Eric S. Petersen	300,000	0	120,540	42,108	97,500	49,267	17,320	626,735	577,468
Vice President,
Research and Innovation

David C. Horn (5)	312,500	0	316,539	107,448	148,438	68,801	103,574	1,057,300	988,499
Retired Executive VP,
Chief Legal and Admin.
Officer

(1)	Mr. Wainscott retired as President and Chief Executive Officer effective December 31, 2015.

(2)	Mr. Newport was elected Chief Executive Officer effective January 1, 2016.

(3)	Mr. Reich was elected President and Chief Operating Officer effective January 1, 2016.

(4)	Mr. Lauschke joined AK Steel effective February 23, 2015.

(5)	Mr. Horn retired effective May 31, 2015.

v	2016 Proxy Statement

AK STEEL HOLDING CORPORATION

9227 Centre Pointe Drive

West Chester, Ohio 45069

PROXY STATEMENT

We are furnishing this Proxy Statement in connection with the solicitation by the Board of Directors of AK Steel Holding Corporation (the “Company,” “AK Steel,” “us,” “we,” or “our”) of proxies to be voted at the 2016 Annual Meeting of Stockholders (“Annual Meeting”) to be held on May 26, 2016, and at any and all postponements or adjournments thereof.

On or about April 11, 2016, we mailed to stockholders of record a notice containing instructions on how to access our 2016 Proxy Statement and 2015 Annual Report to Stockholders on the Internet and on how to vote online. That notice also contains instructions on how you can receive a paper copy of the Proxy Statement and Annual Report to Stockholders via the United States mail or an electronic copy via e-mail if you prefer either of those alternatives.

QUESTIONS AND ANSWERS ABOUT THE PROXY AND ANNUAL MEETING

1. What is a “proxy?”

A proxy is a person or entity authorized to act for another person. In this instance, the Board of Directors has appointed a Proxy Committee to vote the shares represented by proxy forms submitted by stockholders to us prior to the Annual Meeting. Giving the Proxy Committee your proxy means that you authorize the Proxy Committee to vote your shares on your behalf at the Annual Meeting as you specifically instruct on your proxy card with respect to each proposal, or if a matter that is not raised on the proxy card comes up for a vote at the Annual Meeting, in accordance with the Proxy Committee’s best judgment.

2. Whom am I appointing as my proxy?

The Proxy Committee consists of Roger K. Newport, Kirk W. Reich, and Joseph C. Alter.

3. What is a Proxy Statement?

The document you are reading is a Proxy Statement. It is intended to provide our stockholders with information necessary to vote in an informed manner on matters to be presented at the Annual Meeting. It is sent in conjunction with a solicitation of your proxy.

4. Why did I receive more than one Proxy Statement or proxy card?

You may receive more than one Proxy Statement and proxy card if you hold our stock in different ways (e.g., joint tenancy, in trust, or in a custodial account) or in multiple accounts.

5. Why are you soliciting my proxy?

The Board of Directors is soliciting your proxy to vote at the Annual Meeting because, at the close of business on March 28, 2016, the record date, you were: (1) a “stockholder of record,” which means that you were shown on our records as the owner of our common stock, or (2) the beneficial owner of shares held in street name. All stockholders of record are entitled to vote at the meeting. It is important that as many stockholders as possible vote, either in person or by proxy, on the issues to be decided at the Annual Meeting. The process of soliciting proxies is intended to increase the number of stockholders who vote on those issues. In addition, stockholders who vote by proxy are deemed to be in attendance at the meeting for purposes of determining if there is a quorum.

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6. What is the difference between a “stockholder of record” and a beneficial owner of shares held in “street name?”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, LLC (“Computershare”), you are considered the stockholder of record with respect to those shares.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a bank, broker or other institution, then you are the “beneficial owner” of shares held in “street name.” The entity holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that entity on how to vote the shares held in your account.

7. How do I obtain voting instructions if my stock is held in “street name?”

If your stock is held in “street name,” you will receive a notice, typically entitled “Voting Instruction Form” or something similar, either electronically or by mail from the bank, broker or other institution holding your stock. This notice contains instructions regarding how to access the proxy materials and how to vote.

8. If I hold my stock in street name and fail to provide specific voting instructions to the bank, broker or other institution holding it on my behalf, will my stock still get voted?

Not on all matters. If you hold your shares in street name and want a vote to be cast on your behalf for all proposals described in this Proxy Statement, you must submit your specific voting instructions to the bank, broker or other institution holding the stock on your behalf in response to the notice you receive from it.

9.     If I hold my stock in street name and do not provide specific voting instructions to the bank, broker or other institution holding it on my behalf, for which proposals will a vote not be cast on my behalf?

If you are a holder of shares in street name and you fail to provide specific voting instructions to the bank, broker or other institution holding the stock on your behalf, a vote will not be cast on your behalf with respect to the following proposals:

•	the election of Directors (Proposal No. 1);

•	the advisory vote on Named Executive Officer compensation (Proposal No. 3); and,

•	the approval of the Amendment and Restatement of the Stock Incentive Plan, including the re-approval of the material terms of the performance goals (Proposal No. 4).

10.  If I hold my stock in street name and do not provide specific voting instructions to the bank, broker or other institutions holding it on my behalf, for which proposals may a vote be cast on my behalf?

If you are a holder of shares in street name and you fail to provide specific voting instructions to the bank, broker or other institution holding the stock on your behalf, that entity may cast a vote on your behalf only with respect to the ratification of the appointment of the independent registered public accounting firm (Proposal No. 2).

11. What are “broker non-votes” and how are they counted for voting purposes?

“Broker non-votes” occur when a broker (or a bank or other institution holding someone’s shares) returns a proxy, but does not vote the shares represented by that proxy on a particular proposal, usually because the beneficial owners of those shares have not provided direction to the holder on how to vote them and the holder does not have discretionary voting power with respect to the proposal. Broker non-votes do not count for voting purposes, but are considered “present” at the meeting and are counted to determine whether there is a quorum present at the meeting.

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12. What documentation must I provide to be admitted to the Annual Meeting?

If your shares are registered in your name, you will need to present personal photo identification. If your shares are not registered in your name (if, for instance, your shares are held in street name for you by your broker, bank or other institution), you must present (1) personal photo identification, and (2) proof of stock ownership. We will accept as proof of stock ownership either a copy of your account statement or a letter from your broker, bank or other institution, as long as such statement or letter reflects the number of shares of common stock you owned as of March 28, 2016.

13. What documentation must I provide to vote in person at the Annual Meeting?

Upon admission, if you are a stockholder of record, you may vote all shares registered in your name in person at the Annual Meeting. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in a street name and held by your broker, bank or other institution for your benefit), you must obtain and bring with you to the meeting a “legal proxy” from the broker, bank or other institution in whose name any of your shares are held in order to vote those shares in-person at the meeting. You should contact the bank, broker or other institution that holds those shares for specific information on how to obtain a legal proxy in order to vote them at the meeting.

14. Is there any way for me to vote other than in person or by proxy at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote over the telephone or via the Internet. Our proxy card that you received in the mail contains instructions for voting by these methods. If you hold your shares in street name, you must follow the instructions contained in the voting instruction card provided to you by the broker, bank or other institution holding your shares on your behalf.

15. Do I vote only once regardless of how many shares I own? If not, how many votes do I get to cast?

You are entitled to one vote for each share of our common stock that you held as of the close of business on March 28, 2016.

16. What is a quorum and why is it important?

In the context of the Annual Meeting, a quorum is the presence at the meeting, either in person or by proxy, of stockholders holding the minimum number of shares of stock necessary to make the proceedings of that meeting valid under our By-laws and applicable law. More specifically, the presence of stockholders at the meeting, in person or represented by proxy, holding a majority of our issued and outstanding shares constitutes a quorum. As of March 28, 2016, there were 178,341,893 issued and outstanding shares of our common stock, which is the only class of stock outstanding. The number of shares necessary to constitute a quorum in the context of the Annual Meeting is 89,170,948.

17. What are my choices when voting on a particular proposal?

You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each proposal.

18. How many votes are needed for the proposals to pass?

Election of Directors (Proposal No. 1).  The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required for election as a Director. The “affirmative vote of a majority of the votes cast” means that the number of votes cast “FOR” a Director Nominee’s election exceeds the number of votes cast “AGAINST” such Director Nominee’s election. Abstentions and broker non-votes are not counted as votes in this context.

Advisory Vote to Ratify Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm (Proposal No. 2) and Advisory Vote to Approve Named Executive Officer Compensation (Proposal No 3).  Each of these proposals can be approved by the affirmative vote of

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a majority of the votes cast at the Annual Meeting in person or by proxy. In this context, the “affirmative vote of a majority of the votes cast” means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” such proposal. Abstentions and broker non-votes are not counted as votes for either of these proposals. Please note, however, that the results of the votes regarding the appointment of the independent registered public accounting firm (Proposal No. 2) and the approval of Named Executive Officer compensation (Proposal No. 3) are non-binding.

Approval of Amendment and Restatement of the Stock Incentive Plan, including the re-approval of the material terms of the performance goals (Proposal No. 4).  The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required for approval of the amendment and restatement of our Stock Incentive Plan, including the re-approval of the material terms of the performance goals. The “affirmative vote of a majority of the votes cast” means that the number of votes cast “FOR” the approval of the amendment and restatement of our Stock Incentive Plan exceeds the number of votes cast “AGAINST” such proposal. Abstentions and broker non-votes are not counted as votes in this context.

19. What does it mean to “ABSTAIN” from voting and what impact does that have?

If you indicate on your proxy card that you wish to “ABSTAIN” from voting with respect to a particular proposal, your shares will not be voted with respect to that proposal. Your shares, however, will be considered “present” and “entitled to vote” at the meeting and will be counted to determine whether there is a quorum present at the Annual Meeting. Beyond being counted for purposes of establishing a quorum, the practical effect of voting to “ABSTAIN” may vary depending upon the proposal for which you submit it. Voting to “ABSTAIN” will have no effect on the outcome of any of the proposals because the outcome of the vote on each proposal will be based upon the number of votes cast and votes to “ABSTAIN” are not counted as votes cast. However, with respect to Proposal No. 2 (ratification of the appointment of the independent registered public accounting firm) and Proposal No. 3 (approval of Named Executive Officer compensation), the vote is advisory in nature and, to the extent that the Board considers and gives weight to the voting results when considering future action on the subject of the proposal, a vote to “ABSTAIN” provides no input to the Board with respect to your preference on that subject.

20. Who will count the votes?

The votes will be counted by an inspector of election appointed by the Board. The Board has appointed Ms. Amy Pavich of Broadridge as the inspector of election and Ms. Marlayna Jeanclerc, also of Broadridge, as an alternate inspector of election in the event Ms. Pavich is unable to serve.

21. What happens if I return my proxy card but do not mark how I want my votes to be cast?

If you timely return a signed and dated proxy card, but do not mark how your shares are to be voted, those shares will be voted by the Proxy Committee as recommended by the Board of Directors.

22. How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares:

1.	FOR the election of each of the nominee Directors (Proposal No. 1).

2.	FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2016 (Proposal No. 2).

3.	FOR the approval of Named Executive Officer compensation (Proposal No. 3).

4.	FOR the approval of the amendment and restatement of the Stock Incentive Plan, including the re-approval of the material terms of the performance goals (Proposal No. 4).

4	2016 Proxy Statement

ELECTION OF DIRECTORS

(Proposal No. 1 on the proxy card)

Ten of our incumbent Directors will stand for election at the Annual Meeting. Two of them—Mr. Richard A. Abdoo and Mr. James L. Wainscott—have decided not to stand for re-election after more than fifteen and thirteen years of distinguished service, respectively, on the AK Steel Board of Directors. Mr. Abdoo has served as a Director since 2001 and has played a key Board leadership role as Chair of our Management Development and Compensation Committee since 2003. Mr. Wainscott spent over twenty years with AK Steel, including serving as Chairman, President and Chief Executive Officer since 2006. Mr. Wainscott retired as President and CEO on December 31, 2015 and continued as Non-Executive Chairman, a post he will occupy until he retires from the Board following the 2016 Annual Meeting. A third Director, Mr. John S. Brinzo, who has been a valuable contributor to the Board since joining it in 2007, is not eligible to be re-nominated because of the Board’s mandatory retirement age policy.

If elected, each nominee will serve as a Director for a term expiring on the date of the next succeeding Annual Meeting and until his or her successor is duly elected and qualified. If any nominee is unable to serve, or determines prior to his or her election that he or she will be unable to serve, proxies may be voted by the proxy holders for another person designated by the Board of Directors. We have no reason to believe that any nominee will be unable to serve.

Overview

We are proud to have a Board of Directors comprised of a diverse group of distinguished and highly accomplished individuals, all of whom are independent except for Mr. Newport, our Chief Executive Officer, and Mr. Wainscott, our Non-Executive Chairman who retired as our President and Chief Executive Officer on December 31, 2015. Collectively, our Directors bring a wide range of viewpoints and backgrounds to the Board, rooted in a broad base of complementary experience and expertise. They share a record of substantial achievements and extraordinary service in the public and private sectors and in charitable endeavors.

The Board’s members include current and former top executives of leading American companies. Having overseen successful companies themselves, these Directors are able to assist our Management in reaching and implementing key tactical and strategic decisions, leveraging experiences from their combined decades of leadership and experience. In many instances, the companies with which the Directors are or were formerly executives conduct business in areas that either are related to our ongoing business or operations (such as the steel industry or automotive business), or else share similar characteristics with our business or operations (such as operating in the manufacturing sector).

Many of our Directors also have served and currently serve on other boards of directors, including the boards of some of the world’s top companies, premier academic institutions and leading charitable organizations. Their experiences on these other boards enhance their base of experience and facilitate their ability to provide strategic oversight and direction to our Management.

As with all boards of directors, the composition of our Board changes over time, as new Directors replace those whose service on the Board has ended. The Nominating and Governance Committee, comprised entirely of independent Directors, is responsible for identifying, screening and recommending persons for nomination by the Board to serve as a Director. Directors are selected on the basis of, among other things, the following criteria listed in our Corporate Governance Guidelines:

•	personal qualities and characteristics, such as judgment, integrity, reputation in the business community and record of public service;

5	2016 Proxy Statement

•	business and/or professional expertise, experience and accomplishments;

•	ability and willingness to devote sufficient time to the affairs of the Board and our Company;

•	diversity of viewpoints, backgrounds and experience they will bring to the Board; and

•

our needs at the time of nomination to the Board and the fit of a particular individual’s skills and personality with those of other Directors in building a Board that is effective and responsive to our needs.

One of the explicit criteria listed above for selection as a Director nominee is the diversity of viewpoints, backgrounds and experience the potential nominee will bring to the Board. Thus, the Nominating and Governance Committee specifically considers diversity in discharging its duty to identify, screen and review individuals qualified to serve as Directors. In addition, pursuant to its Charter, the Committee also annually reviews the size and composition of the Board as a whole to consider whether the Board reflects the appropriate balance of skills, experience and other characteristics, including diversity. The Committee does not, however, apply a narrow definition of diversity that would limit it to an individual’s gender, race, ethnic background or other such personal characteristics. Rather, the Committee views diversity as an expansive criteria that encompasses differing backgrounds, perspectives, personal qualities, technical skills, professional experience, expertise, education and other desired qualities. It utilizes this inclusive view in the context of identifying and evaluating nominees whose viewpoints, attributes and experiences, taken as a whole, will complement the existing Board and facilitate its ability to be effective and responsive to our needs and the needs of our stockholders.

The Nominating and Governance Committee may solicit input and/or recommendations from other members of the Board and/or independent advisors. After the Committee’s deliberations are completed, it reports its findings and recommendations to the Board. The Board then proposes a slate of nominees to the stockholders for election to the Board at the annual stockholders’ meeting. Between annual stockholders’ meetings, the Board (based on the recommendations of the Nominating and Governance Committee) may elect Directors to serve until the next annual meeting. Using this methodology, the Board nominates candidates whom the Board feels are the best available choice to complement the experience and expertise of the existing Directors and to represent our interests and the interests of our stockholders.

As a matter of good corporate governance, the Board includes a mandatory retirement age of 74 for Directors in its Corporate Governance Guidelines. As part of the Board’s succession planning process, the Nominating and Governance Committee monitors when Directors are approaching that mandatory retirement age and takes appropriate action to be prepared for Director retirements. Toward that end, the Nominating and Governance Committee initiated a review process in 2015 to identify one or more potential new members of the Board of Directors. During this process the Nominating and Governance Committee evaluated potential new Directors utilizing the criteria discussed above. It also considered how candidates would complement the existing strengths and fulfill the needs of the Board, while contributing new and diverse viewpoints and experience to its overall makeup. At the conclusion of the process, the Nominating and Governance Committee recommended, and the Board approved, the election of two new members to the Board of Directors effective January 1, 2016. The first new Director, Mr. Gregory B. Kenny, is a Director nominee for the 2016 Annual Meeting. The second new Director is Mr. Roger K. Newport, who joined the Board of Directors effective with his promotion to Chief Executive Officer. Mr. Newport is also a Director nominee for the 2016 Annual meeting.

Set forth below is a description of the particular experience, qualifications, attributes and skills of each Director nominee—including Messrs. Kenny and Newport—that led the Board to conclude that he or she should be nominated to serve as a Director of AK Steel. While each nominee, of course, has many other traits and qualifications to serve as a Director of AK Steel, the descriptions set forth below are intended to articulate the most significant of them and the ones to which the Board gave the most attention in its evaluation of who should be nominated to serve as a Director of AK Steel. As discussed above, however, the Board also gave consideration to the overall composition of the Board and to ensuring that the Board continues to have a broad diversity of viewpoints, backgrounds and experience.

6	2016 Proxy Statement

Information Concerning Nominees for Directors

Director Since: January 21, 2008

Age: 66

Current Principal Occupation:

Partner, Washington DC office, Fisher & Phillips LLP and President, DC Strategic Advisors, LLC

Current AK Steel Board Committees:

• Audit

• Finance

• Public and Environmental Issues (Chair)

Other Public Company Boards:*

Current

• BorgWarner Inc. (2009 — present)

Prior - None

Education:

• Bachelor of Science in Business Administration degree from Gannon College

• Master of Business Administration degree from Kent State University

• Juris Doctor degree from Loyola University

Dennis C. Cuneo

Prior Significant Positions Held:

Served as an attorney at Arent Fox LLP from 2006 to 2010; Senior Vice President of Toyota Motor North America, Inc. from 2000 to 2006; Corporate Secretary and Chief Environmental Officer of Toyota Motor North America, Inc. from 2004 to 2006; and Senior Vice President of Toyota Motor Manufacturing North America from 2001 to 2006.

Other Information:

Serves on the boards of directors for the Center for Automotive Research and SSOE Group. Serves on the Board of Trustees for Loyola University in New Orleans. Served as Board Chairman of the Cincinnati Branch of the Federal Reserve from 2003 to 2004. Former member of the executive committee and chair of the human resources group of the National Association of Manufacturers. Previous gubernatorial appointments in California, Kentucky, and Mississippi. Serves on the Advisory Boards of View Inc. and UIEvolution.

Narrative Description of Experience, Qualifications, Attributes and Skills:

Mr. Cuneo brings a wealth of experience in, and a deep understanding of, the automotive industry, a key part of our product market and strategy. Mr. Cuneo is a former senior executive and officer at Toyota Motor North America, Inc. and Toyota Motor Manufacturing North America. Mr. Cuneo’s Toyota career spanned more than 22 years, during which he was responsible for legal affairs, administration, public relations, investor relations, environmental affairs, corporate advertising, government relations, philanthropy, planning, research and Toyota’s Latin America Research Group. As one of Toyota’s earliest American manufacturing executives, he was instrumental in the launch of the company’s manufacturing operations in North America, and led Toyota’s site selection team for North America for over 10 years. He continues to consult in the automotive industry, and sits on the Boards of BorgWarner Inc., a publicly-traded automotive supplier, and the Center for Automotive Research, a leading auto industry think tank. Thus, he not only brings to the Board his knowledge of the automotive industry and its trends, he also contributes significantly to its expertise and experience in a broad range of Board oversight areas. Mr. Cuneo also is a licensed attorney, so he is able to provide a legal perspective on issues facing the Board and our company, particularly with respect to corporate governance and regulatory matters.

*

Included in this section for Mr. Cuneo, and similarly for all other nominees below, are all directorships at public companies and registered investment companies held currently or at any time since January 1, 2011.

7	2016 Proxy Statement

Director Since: August 1, 2014

Age: 59

Current Principal Occupation:

Vice President, General Counsel and Secretary, Bemis Company, Inc.

Current AK Steel Board Committees:

• Audit

• Management Development and Compensation

• Nominating and Governance

Other Public Company Boards:

• Current - None

• Prior - None

Education:

• Juris Doctor degree from Northwestern University School of Law

• Bachelor of Arts degree in History and Journalism from the University of Southern California

Sheri H. Edison

Prior Significant Positions Held:

Senior Vice President, Chief Administrative Officer and Assistant Secretary of Hill-Rom, Inc. from 2007 to 2010; Vice President, Global Quality System, General Counsel, and Secretary of Hill-Rom, Inc. from 2006 to 2007; Vice President, General Counsel and Secretary of Hill-Rom, Inc. from 2003 to 2007; Vice President and General Counsel and Secretary of Batesville Casket Company from 2002 to 2003; Assistant General Counsel of LTV Steel Company from 1999 to 2002.

Other Information:	Member, National Association of Corporate Directors (NACD) and NACD Fellow; Member of Board of Directors, Fox Cities Performing Arts Center; Alumnae, DirectWomen Board Institute.

Narrative Description of Experience, Qualifications, Attributes and Skills:

Ms. Edison brings valuable knowledge and insight to the Board as a current executive officer of a large, publicly-traded manufacturer, as well as by virtue of her prior industry experience. As Vice President, General Counsel and Secretary of Bemis Company, she is able to share with the Board her experience and acumen dealing with the contemporary, evolving issues present in a complex, multinational manufacturer. In addition, Ms. Edison’s service at Bemis and her prior roles in the legal department of other large manufacturing companies enables her to contribute a broad and deep understanding of the dynamic environment with respect to the legal, regulatory, enterprise risk and corporate governance issues that we regularly face. Ms. Edison also brings experience in the steel industry, having previously served in a senior management position with LTV Steel Company.

8	2016 Proxy Statement

Director Since: November 1, 2013

Age: 58

Current Principal Occupation:

Chief Executive Officer,

FKI Security Group

Current AK Steel Board Committees:

• Audit

• Finance

• Public and Environmental Issues

Other Public Company Boards: • Current - None • Prior - None Education: • Bachelor degree from Loyola University • Master of Business Administration degree from the University of Illinois
Mark G. Essig

Prior Significant Positions Held:

Served as Chief Executive Officer of RathGibson LLC from January 2011 to May 2012; served as President and CEO of Sangamon Industries LLC from May 2008 to January 2011; served as Chief Executive Officer of Aviation, Power & Marine, Inc. from January 2009 to January 2010; served as President and CEO of Barjan LLC from August 2002 to May 2008; served as Chief Executive Officer, President and Chairman of the Board of GS Industries from January 1998 to August 2002; held several positions at AK Steel, including Executive Vice President—Operations and Sales from 1997 to January 1998, Executive Vice President—Sales 1994 to 1997, Vice President—Sales and Marketing from 1992 to 1994 and Assistant to CEO and Vice President—Human Resources in 1992; served as Chief Financial Officer of Washington Steel Corporation from 1990 to 1992 and as Vice President—Finance and Administration from 1988 to 1990.

Other Information:	Served on the Board of Directors of Steel Technologies from 2002 to 2008.

Narrative Description of Experience, Qualifications, Attributes and Skills:

As a current and former chief executive of several companies, Mr. Essig brings to the Board the perspective of a leader facing a dynamic business environment on a daily basis. He is an accomplished senior operating executive with a wealth of finance, sales and administration experience in a number of diverse industries, including significant experience with manufacturing businesses. In light of his past service as an executive officer of AK Steel and of Washington Steel, he brings with him to the Board a deep understanding of the steel industry and its challenges and opportunities. Mr. Essig also has experience heading various portfolio companies of private equity firms, where he maintained a keen focus on operational efficiency and maximizing shareholder value.

9	2016 Proxy Statement

Director Since: January 1, 2007

Age: 62

Current Principal Occupation:

Managing Director, Cabrillo Point Capital LLC

Current AK Steel Board Committees:

• Audit (Chair)

• Finance

• Public and Environmental Issues

Other Public Company Boards:

Current

• Wolverine World Wide, Inc. (2008 — present)

Prior

• Kaydon Corporation (2007 — 2013)

Education:

• Bachelor of Science in Economics degree from the Wharton School at the University of Pennsylvania

• MBA degree from the Harvard Graduate School of Business Administration

William K. Gerber

Prior Significant Positions Held:

Served as Executive Vice President and Chief Financial Officer of Kelly Services, Inc. from 1998 to December 2007; served as Vice President-Finance from 1993 to 1998 and Vice President-Corporate Controller from 1987 to 1993 of L Brands Inc. (f/k/a The Limited Brands Inc.)

Other Information:	Certified Public Accountant

Narrative Description of Experience, Qualifications, Attributes and Skills:

Mr. Gerber brings an impressive background in corporate finance and accounting to AK Steel’s Board. Mr. Gerber currently is Managing Director of Cabrillo Point Capital LLC, a private investment fund. Prior to that, he was Executive Vice President and Chief Financial Officer of Kelly Services, Inc., a global staffing solutions company. Prior to joining Kelly Services, Mr. Gerber held senior management positions in corporate finance for The Limited, Inc. He also is a Certified Public Accountant. By virtue of these and other positions, Mr. Gerber is one of the Board’s “audit committee financial experts.” He thus contributes a broad and keen understanding of complex financial and accounting matters to the Board and its Audit Committee, which he chairs. The Board also benefits from Mr. Gerber’s membership on the audit committee of Wolverine World Wide, Inc., as he is able to share best practices and ideas learned and developed during his service on that committee.

10	2016 Proxy Statement

Director Since: January 24, 1996

Age: 73

Current Principal Occupation:

Retired; Prior Lead Director of our Board of Directors

Current AK Steel Board Committees:

•  Audit

•  Management Development and Compensation

•  Nominating and Governance

Other Public Company Boards:

Current

•  Clarcor Inc. (1999 — present), ACCO Brands Corporation (2007 — present; Presiding Independent Director 2009 — 2013; 2014 — present), Jason Industries, Inc. (2014 — present)

Prior – None

Education:

•  Bachelor of Science degree in Business Administration from the University of Wisconsin

Robert H. Jenkins

Prior Significant Positions Held:

Served as the non-executive Chairman of the Board of AK Steel from October 2003 through December 2005; served as Lead Director of the Board of AK Steel from 2006 to May 2015; served as Chairman of the Board of Sundstrand Corporation from April 1997 and as President and Chief Executive Officer of that company from September 1995, in each case until his retirement in August 1999, following the merger of Sundstrand Corporation with and into United Technologies Corporation in June 1999; employed by Illinois Tool Works as its Executive Vice President and in other senior management positions for more than five years prior thereto.

Other Information:	Past member of the board of trustees for the Manufacturers Alliance and the National Association of Manufacturers. Past member of the board of directors of Sentry Insurance and Visteon Corporation.

Narrative Description of Experience, Qualifications, Attributes and Skills:

Mr. Jenkins brings to the Board a long and accomplished history of service and leadership on this Board and on the boards of other companies. He was previously selected by Board Alert as one of the year’s seven Outstanding Directors in the United States. In addition to his prior service as the Lead Director of AK Steel, he currently serves as the Presiding Independent Director of ACCO Brands Corporation. He has a keen understanding of executive management issues by virtue of his own experiences as an executive in the private sector, including as former Chairman and Chief Executive Officer of Sundstrand Corporation and as a senior executive at Illinois Tool Works. His prior experience with Sundstrand and Illinois Tool Works also provided Mr. Jenkins with an in-depth understanding of industrial processes and management of a manufacturing business. The Board and our Management gain valuable strategic and operational guidance from Mr. Jenkins, owing to his depth and breadth of experience in manufacturing companies and his history of board leadership positions.

11	2016 Proxy Statement

Director Since: January 1, 2016 Age: 63 Current Principal Occupation: Retired Chief Executive Officer and President of General Cable Corporation Current AK Steel Board Committees: • None*

Other Public Company Boards:

Current

•  Cardinal Health, Inc. (2007— present); Ingredion Incorporated (2005 — present)

Prior

•  General Cable Corporation (1997 — 2015)

Education:

•  Master of Public Administration from Harvard University

•  Master of Business Administration degree from The George Washington University

•  Bachelor of Science, Business Administration degree from Georgetown University

Gregory B. Kenny

Prior Significant Positions Held:

Served as the former Chief Executive Officer and President of General Cable Corporation. Previously held executive level positions at Penn Central Corporation and began his career as a Foreign Service officer with the United States Department of State.

Other Information:

Serves on the Board of Directors of IDEX Corporation from February 2002 to December 2007; Director of The Federal Reserve Bank of Cleveland, Cincinnati branch, from January 2009 to December 2014; Former Member of the Board of Governors of the National Electrical Manufacturers Association, Former Member of the Board of Directors of the Cincinnati Museum Center and Former Member of the Board of Big Brothers / Big Sisters of Greater Cincinnati.

Narrative Description of Experience, Qualifications, Attributes and Skills:

Mr. Kenny is the recently retired Chief Executive Officer and President of General Cable Corporation, a publicly-traded, global manufacturer and distributor of wire and cable products. Having run a large, complex manufacturing company whose business is similar in many ways to that of AK Steel, Mr. Kenny provides the Board with a deep understanding of the most significant factors affecting AK Steel’s business. His leadership experience at General Cable also enables him to share unique insights on key trends and emerging issues to help enhance our focus on driving shareholder value. In addition, Mr. Kenny serves on two other public company boards of directors, including acting as Lead Independent Director for Cardinal Health, Inc., a Fortune 50 healthcare services and products company. Mr. Kenny’s leadership of and experience on other boards allow him to share best practices on matters including corporate governance, management succession, executive compensation, risk management and other key areas of Board oversight.

*Mr. Kenny joined the Board effective January 1, 2016. He and the Board are in the process of determining his Committee assignments.

12	2016 Proxy Statement

Director Since: July 20, 2007

Age: 61

Current Principal Occupation:

Executive Vice President and Group Regional President, Fifth Third Bancorp and Regional President of Fifth Third Bank, Greater Cincinnati

Current AK Steel Board Committees:

• Finance (Chair)

• Audit

• Management Development and Compensation

Other Public Company Boards:

Current

• Key Energy Services Inc. (2003 — present)

• Arlington Asset Investment Corporation (2006 — present)

Prior

• FBR & Co. (2009 — 2013)

Education:

• Bachelor of Arts degree in economics from Stanford University

• Master of Business Administration degree from the University of California at Los Angeles (UCLA) Graduate School of Management

Ralph S. Michael, III

Prior Significant Positions Held:

Former President and Chief Operating Officer of the Ohio Casualty Insurance Company from July 2005 until its sale in August 2007; served as Executive Vice President and Manager of West Commercial Banking for U.S. Bank, National Association, and then as Executive Vice President and Manager of Private Asset Management for U.S. Bank, from 2004 through July 2005; served as President of U.S. Bank Oregon from 2003 to 2005; served as Executive Vice President and Group Executive of PNC Financial Services Group, with responsibility for PNC Advisors, PNC Capital Markets and PNC Leasing, from 2001 to 2002; served as Executive Vice President and Chief Executive Officer of PNC Corporate Banking from 1996 to 2001.

Other Information:

Serves as Vice Chairman for the Cincinnati Center City Development Corporation. Serves on the board of directors of The Cincinnati Bengals, Inc., CSAA Insurance Exchange and AAA-Auto Club Alliance. Serves as Vice Chair of the Board of Trustees of Xavier (OH) University. Serves on the boards of trustees of TriHealth, Inc. and the Cincinnati Chapter of The American Red Cross.

Narrative Description of Experience, Qualifications, Attributes and Skills:

Mr. Michael brings a strong business, banking and financial background to the Board. Mr. Michael has held executive level positions with several companies in the insurance and financial sectors, including in his current capacity as EVP and Group Regional President, Fifth Third Bancorp and Regional President of Fifth Third Bank, Greater Cincinnati. Previously, Mr. Michael held various executive and management positions with Ohio Casualty Insurance Company, U.S. Bank and PNC Financial Services Group. As a result of these years of experience in executive management and financial services, Mr. Michael is one of the Board’s “audit committee financial experts.” His experience and background also enable him to provide valuable other insights on a variety of Board oversight matters, including complex banking, hedging and financial issues. In addition, the Board and Management benefit from the experience and knowledge Mr. Michael provides from service on other public company boards. These include capital markets and finance matters as a former director for FBR & Co. and energy-related issues as a member of the board and former Lead Director of Key Energy Services, Inc.

13	2016 Proxy Statement

Director Since: January 1, 2016 Age: 51 Current Principal Occupation: Chief Executive Officer of AK Steel Holding Corporation Current AK Steel Board Committees: • None

Other Public Company Boards:

• Current - None

• Prior - None

Education:

• Bachelor of Science degree in accounting from the University of Cincinnati

• Master of Business Administration degree from Xavier University

Roger K. Newport

Prior Significant Positions Held:

Executive Vice President, Finance and Chief Financial Executive Officer from May 2014 to December 2015; Senior Vice President, Finance and Chief Financial Officer since May 2014; Vice President, Finance and Chief Financial Officer since May 2012; Vice President, Business Planning and Development since June 2010. Prior to that, Mr. Newport served in a variety of other capacities since joining us in 1985, including Controller and Chief Accounting Officer, Assistant Treasurer, Investor Relations, Manager—Financial Planning and Analysis, Product Manager, Senior Product Specialist and Senior Auditor.

Other Information:

Serves on the executive advisory board for the Williams College of Business at Xavier (OH) University; serves as a member of the Board of Directors of the American Iron and Steel Institute and the World Steel Association; serves as Chairman of the Steel Market Development Institute CEO Group; and serves as a member of the Board of the Cincinnati USA Regional Chamber.

Narrative Description of Experience, Qualifications, Attributes and Skills:

Mr. Newport is our Chief Executive Officer. He began his career with us in 1985 in the accounting department and quickly advanced through a number of increasingly responsible finance, sales and marketing roles at the corporate headquarters and at Middletown Works. He has broad and deep experience with our business, serving in a variety of officer-level roles. These roles began with Mr. Newport being elected Controller, then progressed to Chief Accounting Officer. Later, Mr. Newport was named Vice President, Business Planning and Development, and Vice President, Finance and Chief Financial Officer. In 2014, he was named Senior Vice President, Finance and Chief Financial Officer, and Executive Vice President, Finance and Chief Financial Officer in 2015. His long and varied tenure with us provides him with comprehensive knowledge of our business and the steel industry generally. In addition, Mr. Newport provides insight into the broader industry as a member of the Board of Directors of the American Iron and Steel Institute and the World Steel Association, and Chairman of the Steel Market Development Institute CEO Group. As the only Director on the Board who is also a member of Management, he is able to provide the Board with an “insider’s view” of all facets of our business. Mr. Newport constantly engages with employees at multiple levels, and through his communication, experience and leadership skills provides the Board with valuable input and acumen.

14	2016 Proxy Statement

Director Since: March 18, 1996

Age: 71

Current Principal Occupation:

Lead Director of our Board of Directors

Current AK Steel Board Committees:

• Management Development & Compensation

• Nominating and Governance (Chair)

• Public and Environmental Issues

Other Public Company Boards: • Current - None • Prior - None Education: • Bachelor of Science degree in physics from the University of New Hampshire • M.S. and Ph.D. in physics from Purdue University
Dr. James A. Thomson

Prior Significant Positions Held:

President and Chief Executive Officer of The RAND Corporation from 1989 to 2011. From 1977 to 1981, Dr. Thomson was a member of the National Security Council staff at the White House. He served on the staff of the Office of the Secretary of Defense from 1974 to 1977.

Other Information:

Member of the Council on Foreign Relations, New York; serves on the board of directors of Praedicat, Inc., the International Institute for Strategic Studies, London, the Los Angeles World Affairs Council and the Los Angeles Regional Food Bank. Former member of the National Security Council staff at the White House, where he was primarily responsible for defense and arms-control matters related to Europe. He also served on the staff of the Office of the Secretary of Defense.

Narrative Description of Experience, Qualifications, Attributes and Skills:

Dr. Thomson is the former President and Chief Executive Officer of The RAND Corporation. Prior to his retirement, Dr. Thomson had served as President and Chief Executive Officer of The RAND Corporation since 1989 and as a member of its staff since 1981. RAND is a nonprofit, nonpartisan institution that seeks to improve public policy through research and analysis. RAND’s agenda is broad, including international security, supply chains, health policy, energy and environment, and economics, to name just a few. Through his position as the top executive of, and years of service with, a think tank providing policy-related research and analysis, Dr. Thomson is able to provide the Board an unparalleled perspective and depth of knowledge with respect to public policy issues and global trends that affect our business. This experience, plus his depth of knowledge of our business as a result of his tenure on the Board, makes Dr. Thomson well-suited for his position as independent Lead Director of the Board. As a former CEO, Dr. Thomson also provides valuable perspective on the current issues confronting executive management.

15	2016 Proxy Statement

Director Since: November 1, 2013

Age: 63

Current Principal Occupation:

Retired President and Chief Executive Officer of California Steel Industries

Current AK Steel Board Committees:

• Finance

• Nominating and Governance

• Public and Environmental Issues

Other Public Company Boards: • Current - None • Prior - None Education: • Bachelor degree in marketing from Marquette University
Vicente Wright

Prior Significant Positions Held:

President and Chief Executive Officer of California Steel Industries from July 2008 to July 2012; director of iron ore and pellets sales for VALE SA from January 2007 to June 2008; President and CEO of Rio Doce America Inc. (RDA) and Rio Doce Limited (RDL), a subsidiary of VALE SA, from October 2004 to December 2006; President and CEO of California Steel Industries from March 2003 to June 2004, and as Executive Vice President, Finance and CFO from February 1998 to February 2003.

Other Information:

Former Chairman and serves on the board of directors for Children’s Fund; former member of the board of directors of American Iron and Steel Institute; former Chairman of California Steel Industries; former board member of Acominas steel mill in Brazil; former board member of CSN steel mill in Brazil; former Chairman and board member of Nova Era Silicon ferro silicon mill in Brazil; and former board member of SEAS ferro manganese mill in France.

Narrative Description of Experience, Qualifications, Attributes and Skills:

Mr. Wright’s extensive experience in the steel, iron ore and related industries enables him to contribute a wealth of strategic and operational knowledge with respect to key issues affecting us. As a former Chief Executive Officer of another major steel company, he is able to provide valuable insights into the current challenges and opportunities for our business. In addition, by virtue of his experience working for one of the world’s largest iron ore producers, he is able to provide guidance with respect to significant trends and emerging issues pertaining to one of our most significant raw materials. Having served as an executive for several large international metals and mining companies, he brings to the Board a global and diverse perspective to our business. Mr. Wright also is multi-lingual and has worked in various regions of the world throughout his distinguished career.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE FOREGOING NOMINEES.

16	2016 Proxy Statement

CORPORATE GOVERNANCE

Committees of the Board of Directors

The Board of Directors has five standing committees: an Audit Committee, a Finance Committee, a Management Development and Compensation Committee, a Nominating and Governance Committee, and a Public and Environmental Issues Committee. The table below shows the current membership for each Board committee.

Director	Audit Committee	Finance Committee	Management Development and Compensation Committee	Nominating and Governance Committee	Public and Environmental Issues Committee
Richard A. Abdoo(1)			✓ (Chair)	✓	✓
John S. Brinzo(2)		✓	✓	✓
Dennis C. Cuneo	✓	✓			✓ (Chair)
Sheri H. Edison	✓		✓	✓
Mark G. Essig	✓	✓			✓
William K. Gerber	✓ (Chair)	✓			✓
Robert H. Jenkins	✓		✓	✓
Gregory B. Kenny(3)
Ralph S. Michael, III	✓	✓ (Chair)	✓
Roger K. Newport
Dr. James A. Thomson(4)			✓	✓ (Chair)	✓
James L. Wainscott(5)
Vicente Wright		✓		✓	✓

(1)

Mr. Abdoo’s will cease to be a member of the Board and, therefore, a member of those Committees, following the 2016 Annual Meeting. As previously discussed, he has elected not to stand for re-election to the Board.

(2)

Mr. Brinzo’s will cease to be a member of the Board and, therefore, a member of those Committees, following the 2016 Annual Meeting. As previously discussed, he is not eligible to be re-nominated because of the Board’s mandatory retirement age policy.

(3)	Mr. Kenny joined the Board effective January 1, 2016. He and the Board are in the process of determining his Committee assignments.

(4)	Dr. Thomson is the independent Lead Director of the Board.

(5)

Mr. Wainscott has served as Non-Executive Chairman of the Board since January 1, 2016, following his retirement as President and Chief Executive Officer on December 31, 2015. He will cease to be a member of the Board following the 2016 Annual Meeting by virtue of the fact that, as previously discussed, he has elected not to stand for re-election to the Board.

Audit Committee

The Audit Committee currently has six members and met nine times in 2015. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee Management’s conduct of our financial reporting process, including:

•	overseeing the integrity of our financial statements;

•	monitoring compliance with legal and regulatory requirements;

•	assessing the independent registered public accounting firm’s qualifications and independence;

•	assessing the performance of the independent registered public accounting firm and internal audit function;

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•	determining annually that one or more of its members meets the definition of “audit committee financial expert” within the meaning of the Sarbanes-Oxley Act of 2002; and,

•	reviewing annually the financial literacy of each of its members, as required by the New York Stock Exchange listing standards.

In fulfilling these responsibilities, the Audit Committee selects and appoints the independent registered public accounting firm that will serve as the independent auditor of our annual financial statements. As a matter of good corporate governance, the Committee seeks non-binding ratification by our stockholders of the appointment of that firm as our independent registered public accounting firm. The Committee also meets with representatives of that accounting firm to review the plan, scope and results of the annual audit, our critical accounting policies and estimates, and the recommendations of the independent registered public accounting firm regarding our internal accounting systems and controls. The report of the Audit Committee is located on page 92.

At its March 2016 meeting, the Board of Directors determined that all of the members of the Audit Committee are financially literate and that each of Messrs. Essig, Gerber and Michael is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board further determined that each member of the Audit Committee satisfies the independence requirements of New York Stock Exchange Listed Company Manual Sections 303A.02, 303A.06 and 303A.07 and Rule 10A-3 of the Exchange Act. The Audit Committee and each of its members also satisfy all other requirements of those provisions.

Finance Committee

The Finance Committee currently has six members and met six times in 2015. The primary purpose of the Finance Committee is to advise and assist the Board in fulfilling its oversight responsibilities with respect to:

•	our exposure to short- and long-term financial risk and Management’s strategies, plans and procedures to manage such risks, including its hedging strategies;

•	our capital structure and liquidity, including credit facilities;

•	Management’s assessment of our cash needs, evaluation of capital market and other options to assist in addressing those needs, and recommendations with respect to those options;

•	reviewing and recommending to the Board the annual Business Plan; and

•

the performance of the members of any Benefit Plans Administrative Committee and any Benefit Plans Asset Review Committee, and the performance of assets under the direction of the Benefit Plans Asset Review Committee.

Management Development and Compensation Committee

The Management Development and Compensation Committee currently has six members and met seven times in 2015. The primary purpose of the Management Development and Compensation Committee is to assist the Board in overseeing our management compensation policies and practices, including:

•	overseeing and reporting to the Board on the development and implementation of our policies and programs for the development of its senior leadership;

•	overseeing and reporting to the Board on the development and implementation of our Executive Officer succession plan;

•	determining and approving the compensation of our Chief Executive Officer;

•	determining and approving compensation levels for our other Executive Officers;

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•	reviewing and approving management incentive compensation policies and programs;

•	reviewing and approving equity compensation programs for employees;

•	reviewing and approving the Compensation Discussion and Analysis for inclusion in the proxy statement;

•	reviewing and assessing our compensation program to determine whether any of its aspects encourage excessive or inappropriate risk-taking;

•

reviewing and assessing any stockholder advisory vote on the compensation of our Named Executive Officers (“say-on-pay vote”) and feedback from Management’s stockholder engagement program considering whether to make any adjustments to our executive compensation policies and practices in light of such assessments;

•	reviewing and recommending to the Board the frequency with which we should submit to the stockholders a say-on-pay vote; and,

•	reviewing the independence of compensation committee consultant(s).

At its March 2016 meeting, the Board of Directors determined that all of the members of the Management Development and Compensation Committee are “non-employee directors” as that term is defined in Rule 16b-3(b)(3) under the Exchange Act. The Board also determined that all of the current members of the Committee are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Board further determined that each member of the Management Development and Compensation Committee satisfies the independence requirements of New York Stock Exchange Listed Company Manual Section 303A.02. The Management Development and Compensation Committee and each of its members also satisfy all of the requirements of New York Stock Exchange Rule 303A.05. The Management Development and Compensation Committee and each of its members also satisfy all other requirements of those provisions. For additional information concerning the Management Development and Compensation Committee and its activities, see “Compensation Discussion and Analysis” beginning on page 32.

Nominating and Governance Committee

The Nominating and Governance Committee currently has six members and met five times in 2015. The primary purpose of the Nominating and Governance Committee is to assist the Board in:

•

reviewing the size and composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities;

•

identifying, screening and reviewing individuals qualified to serve as Directors and recommending to the Board candidates for nomination for election at the Annual Meeting of Stockholders or to fill Board vacancies;

•	overseeing our policies and procedures for the receipt of stockholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board;

•	developing, recommending to the Board and overseeing implementation of our Corporate Governance Guidelines;

•	reviewing on a regular basis our overall corporate governance policies and recommending improvements when necessary or appropriate;

•	considering the independence and related qualifying determinations of each Director and nominee for Director and making a recommendation to the Board with respect to such matters; and,

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•

reviewing our policies and procedures for the review, approval or ratification of reportable transactions with related persons, including reviewing and addressing conflicts of interest of Directors and Executive Officers, and making a recommendation to the Board with respect to such matters.

At its March 2016 meeting, the Board of Directors determined that all of the members of the Nominating and Governance Committee satisfy the independence requirements of New York Stock Exchange Listed Company Manual Sections 303A.02 and 303A.04. The Nominating and Governance Committee and each of its members also satisfy all other requirements of those provisions.

In fulfilling its responsibility of identifying, screening and recommending persons for nomination by the Board to serve as a Director, the Committee may solicit input and/or recommendations from other members of the Board and/or independent advisors. After the Committee deliberates, it reports its findings and recommendations to the Board. The Board then considers that recommendation and proposes a slate of nominees to the stockholders for election to the Board. In addition to meeting independence requirements, nominees for the Board must not have reached their 74th birthday at the time of their election. The principal criteria used for the selection of nominees, as well as the focus of the Committee on diversity as part of the selection process, is described more fully above at page 5 under “Overview.”

The Nominating and Governance Committee will give appropriate consideration to candidates for Board membership nominated by stockholders in accordance with our By-laws, or as otherwise recommended, and will evaluate such candidates in the same manner as other candidates identified to the Committee. Any such recommendations may be submitted in writing to the Chairman of the Nominating and Governance Committee, c/o Corporate Secretary, AK Steel Holding Corporation, 9227 Centre Pointe Drive, West Chester, Ohio 45069, and should contain all required information and any other supporting material the stockholder considers appropriate. The Committee also will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our By-laws relating to stockholder nominations as described below at page 104 in “Stockholder Proposals for the 2017 Annual Meeting and Nominations of Directors.” No such nominee was recommended by any stockholder or stockholder group for election at the 2016 Annual Meeting.

Public and Environmental Issues Committee

The Public and Environmental Issues Committee currently has six members and met five times in 2015. The primary purpose of the Public and Environmental Issues Committee is to review on behalf of the Board, and to advise Management with respect to:

•	the responsibilities of good corporate citizenship with respect to public policy, environmental, legal, health and safety issues;

•	contemporary and emerging public policy issues;

•	environmental policies, procedures and performance;

•	health and safety policies, procedures and performance;

•	major litigation and other significant legal matters, including policies and procedures for complying with legal and regulatory obligations;

•	the activities of the AK Steel Foundation and policies and procedures with respect to charitable contributions;

•	the activities of the AK Steel Political Action Committee and policies and procedures with respect to political contributions; and,

•	the national and international developments in political, legislative, regulatory and other matters involving public policy that may impact our business, including with respect to trade matters.

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Majority Voting

Section 7(a) of our By-laws provides that each Director in an uncontested election shall be elected by the vote of the majority of votes cast at any meeting for the election of Directors. The By-laws also include a Director resignation procedure consistent with the majority vote standard requiring an incumbent Director who does not receive the requisite affirmative majority of the votes cast for the Director’s re-election to tender his or her resignation to the Board within 30 days. The Board, after considering the recommendation of the Nominating and Governance Committee on the matter, will publicly disclose its decision as to whether to accept the tendered resignation within 90 days after the certification of election results.

Director nominees in contested elections will continue to be elected by the vote of a plurality of the votes cast.

Attendance at Meetings

The Board of Directors met eleven times in 2015. We expect each Director to make a diligent effort to attend all Board meetings and meetings of those committees of which he or she is a member. During 2015, all Directors attended 100% of the aggregate of the total meetings of the Board and those committees of which he or she was a member. We do not have a formal written policy regarding Director attendance at the Annual Meeting, although Directors are encouraged to attend. All Directors in office at that time attended the 2015 Annual Meeting in person.

Director Stock Ownership Guidelines

Under the stock ownership guidelines for non-employee Directors, each such Director is expected to hold at least 25% of the shares of our common stock issued to that Director pursuant to a restricted stock unit award until at least six months following the Director’s termination of service on the Board. All of the Directors currently are in compliance with the stock ownership guidelines.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors and officers, and persons who own beneficially more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of their ownership of such equity securities and to report any changes in that ownership. Exchange Act Rule 16a-3(e) requires officers, Directors and greater-than-ten-percent beneficial owners to furnish us with copies of all reports that they file pursuant to Section 16(a). To our knowledge, based upon a review of the copies of the reports furnished to us and written representations from our Executive Officers and Directors that no other reports were required, all Section 16(a) filing requirements applicable to our officers and Directors were complied with during 2015.

Board Leadership Structure

From January 2006 through December 2015, Mr. James L. Wainscott served as our President, Chief Executive Officer and Chairman of the Board of Directors. Upon his retirement as our President and Chief Executive Officer on December 31, 2015, the Board appointed Mr. Wainscott to continue to serve as Chairman, though in a non-Executive capacity. On January 1, 2016, the Board elected Roger K. Newport as Chief Executive Officer and Director and Kirk W. Reich as President and Chief Operating Officer. As such, as of January 1, 2016, for the first time since 2005, the leadership roles of Chairman of the Board, Chief Executive Officer and President were separated. Moreover, in light of the fact that Mr. Wainscott, though no longer a member of our Management, is not considered “independent” under NYSE rules, the Board also determined to continue to maintain a Lead Director who is “independent” under NYSE rules. Dr. James A. Thomson has served as independent Lead Director since May 2015, when he succeeded Mr. Robert H. Jenkins, who continues to serve as a member of our Board.

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Upon the appointment of Mr. Newport as Chief Executive Officer and Director on January 1, 2016, the Board determined that the optimal leadership structure for us in consideration of these new circumstances was to appoint Mr. Wainscott as Non-Executive Chairman, enabling us to benefit from his extensive experience and tenure leading our company and chairing the Board, while also continuing Dr. Thomson’s independent Board leadership as a Lead Director and adding Mr. Newport to the Board. Therefore, the Board decided to separate the CEO position from the Chairman position. We believe this structure provides the optimal situation for Mr. Newport to focus principally on his new role as our Chief Executive Officer, while also serving as a member of the Board. Indeed, in the first three years of Mr. Wainscott’s tenure as Chief Executive Officer, from September 2003 until January 2006, he similarly did not hold the combined role of Chief Executive Officer and Chairman of the Board. The Board also elected to continue to have an independent Director retain the role of Lead Director, which the Board believes will provide stability and guidance during this transition in our leadership. The Board presently believes that separating the Chief Executive Officer and Chairman roles is currently the best and most efficient leadership structure for us. However, the Board reviews the issue of Board leadership structure on at least an annual basis and may re-assess the appropriateness of this structure at any time.

In determining that we and our stockholders are best served with Mr. Wainscott (as Non-Executive Chairman) and Dr. Thomson (as independent Lead Director) leading the Board as it oversees our strategic direction, business and other significant affairs, the Board considered a number of factors. Chief among the factors were the following:

•

Our recent leadership transition, with Mr. Newport succeeding Mr. Wainscott as CEO. The Board believes that Mr. Newport’s near-term focus should be his oversight responsibilities as our top Executive Officer and managing AK Steel’s daily business. As a member of the Board, Mr. Newport will also contribute to our strategic direction.

•

The Board’s view that, under the current circumstances, a governance structure separating the CEO and Chairman roles promotes balance between (i) the Board’s oversight of Management, its ability to carry out its roles and responsibilities on behalf of our stockholders, and overall corporate governance, and (ii) the CEO’s management of our business and strategy on a day-to-day basis.

•

The benefits the Board derives from Mr. Wainscott continuing to serve as Non-Executive Chairman, including (i) his extensive steel industry and financial experience gained during his career, which the Board believes is particularly valuable in light of the many challenges currently facing our business and the steel industry generally; and (ii) Mr. Wainscott’s experience in leading the Board and working closely with the other Directors as the Board’s Chairman during his prior ten years in that role.

•

The benefits provided by Dr. Thomson continuing to serve as Lead Director of the Board. As a long-tenured Director, he is able to serve as a valuable liaison between the Board and senior Management, while also enabling independent Directors to raise issues and concerns for Board consideration without immediately involving Management.

In making the determination concerning the Board’s leadership structure, the Board also considered the impact of the structure on its risk oversight role. The Board concluded that its role with respect to risk oversight is fully consistent with, and supported by, the current separated leadership structure that includes a Non-Executive Chairman and CEO. In addition, there are policies and practices in place to ensure effective and independent Board oversight of Management, including: (i) all members of the Board, other than Mr. Wainscott and Mr. Newport, are independent Directors (and following the 2016 Annual Meeting, Mr. Newport will be the sole non-independent Director); (ii) each of the Board’s Committees is chaired by and comprised entirely of independent Directors; (iii) the Board, upon the recommendation of its Management Development and Compensation Committee, will annually establish goals and objectives for Mr. Newport and reviews his performance;

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(iv) the Management Development and Compensation Committee will annually determine Mr. Newport’s compensation package; (v) the Directors meet in “Executive Session” without any non-independent Directors, typically at least once during each regularly scheduled Board meeting and also during most of the meetings of its Committees; and, (vi) the Board has maintained an independent Lead Director of the Board and designated the role for such position.

During Mr. Wainscott’s service as Non-Executive Chairman, the Board believed it was still appropriate to appoint an independent Lead Director. As Lead Director, Dr. Thomson is responsible for presiding over meetings at which the Chair is not present, including when the Board meets in “Executive Session” for coordinating the activities of the other independent Directors, and for performing the duties specified in the Company’s Corporate Governance Guidelines. Specifically, the Lead Director’s duties may include serving as a liaison between the Chair and/or members of Management and the independent Directors, collaborating with the Chair to schedule Board meetings and structure the agendas for such meetings, availing himself of direct communications from and with the Company’s stockholders, and such other duties as the Board assigns.

Mr. Wainscott, our Non-Executive Chairman, has elected to retire from the Board following the 2016 Annual Meeting after a long and distinguished tenure with our company. In the normal course the Board will evaluate its future leadership structure to ensure proper continuity during this transition and select a leadership structure that best serves the interests of the Board, the company and our stockholders.

Board Leadership Structure
•   Non-Executive Chairman of the Board: James L. Wainscott (through 2016 Annual Meeting)
•   Independent Lead Director: Dr. James A. Thomson
•   All Committees of the Board are chaired by independent Directors
•   Active engagement by all Directors
•   Sole member of Management on the Board is Mr. Newport, our Chief Executive Officer

Communication with the Board of Directors

Stockholders and interested parties may send communications to the Chairman of the Board, to the Lead Director, or to any one or more of the other Directors by addressing such correspondence to the name(s) of any specific Director(s), or to the “Board of Directors” as a whole, and mailing it to: Corporate Secretary, c/o AK Steel Holding Corporation, 9227 Centre Pointe Drive, West Chester, Ohio 45069.

Board Independence

In accordance with the requirements of the New York Stock Exchange (“NYSE”), the Board has adopted a policy requiring that at least a majority of its members shall be “independent,” as determined under applicable law and regulations, including without limitation Section 303A of the NYSE Listed Company Manual. Our Corporate Governance Guidelines include categorical standards for determining the independence of all non-employee Directors. Those standards are set forth in guidelines attached as Exhibit A to the our Corporate Governance Guidelines, which are available on our website at www.aksteel.com. A Director who meets all of the categorical standards set forth in the Corporate Governance Guidelines shall be presumed to satisfy the NYSE’s definition of “independence” and thus be “independent” within the purview of the Board’s policy on Director independence.

At its March 2016 meetings, the Board of Directors reviewed the independence of all current non-employee Directors. In advance of that meeting, each incumbent Director was asked to provide the

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Board with detailed information regarding his or her business and other relationships with us and our affiliates, and with Executive Officers and their affiliates, to enable the Board to evaluate his or her independence.

Upon the recommendation of the Audit Committee with respect to audit committee independence, the Management Development and Compensation Committee with respect to compensation committee independence, and the Nominating and Governance Committee with respect to all other aspects of Board independence, and after considering all relevant facts and circumstances with the assistance of legal counsel, the Board has affirmatively determined that none of the current incumbent Directors, except for Mr. Newport, has a material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), other than being a Director, and all such incumbent Directors other than Mr. Wainscott and Mr. Newport meet the categorical standards of independence set forth in our Corporate Governance Guidelines and therefore are “independent” as that term is used and defined in Section 303A of the NYSE Listed Company Manual and in Rule 10A-3 under the Exchange Act. The Board further determined that each of the incumbent Directors other than Mr. Wainscott, Mr. Essig and Mr. Newport is an “Outside Director” as that term is used in Section 162(m) of the Internal Revenue Code and the associated Treasury Regulations, 26 CFR § 1.162-27 et seq., and that each of the incumbent Directors other than Mr. Newport and Mr. Wainscott is a “Non-Employee Director,” as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act.

Under our Corporate Governance Guidelines, Directors have an affirmative ongoing obligation to inform the Board of any material changes that might impact the foregoing determinations by the Board. This obligation includes all business relationships between the Director and/or an immediate family member, on the one hand, and us and/or our affiliates and/or Executive Officers, on the other.

Board Oversight of Risk

As an integral part of its oversight function, the Board oversees the material risks facing us, both with respect to the relative probability and magnitude of the risks and also with respect to Management’s strategies to mitigate those risks. The Board engages in its risk oversight role in a variety of different ways.

The Board as a whole typically discusses and addresses the key strategic risks facing us. Specific strategic risks facing us are addressed at Board meetings, both as they relate to particular projects or other topics being considered by the Board and in their own right as a separate agenda topic. In addition, at least once annually, the Board has a session devoted exclusively to strategic planning, including identifying and addressing our principal strategic risks.

In addition, the Board delegates responsibility for oversight of specific risk categories to its Committees. Generally, each Committee has responsibility to identify and address risks which are associated with the purpose of and responsibilities delegated to that Committee. For example, the Audit Committee oversees risks related to financial reporting, internal controls, pension accounting and cyber security matters; the Finance Committee oversees our exposure to short- and long-term financial risk, including risks relating to our capital structure, liquidity, hedging strategies, pension and benefit plans, pension fund asset performance and cash need; the Nominating and Governance Committee manages risks related to board composition, director independence, governance, and corporate compliance and reporting obligations; the Management Development and Compensation Committee deals with risks related to senior Management development and succession planning, Management compensation, and employment benefits and policies; and the Public and Environmental Issues Committee handles risks with respect to health and safety issues, public policy, international trade and our reputation. Each Committee Chair reports to the full Board with respect to any significant risks that the Committee has discussed. Depending upon the nature and severity of the risk, the Committee may simply report to the Board with respect to that risk or it may make recommendations to the Board,

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which then are discussed and acted upon by the Board as a whole. For those risks that cross several disciplines or that could have impacts across various stakeholder groups, multiple Committees may review the relevant aspects of the risk in the committee setting prior to a discussion at the full Board session.

The Board’s oversight of risk is enhanced by the detailed information it receives as a result of our Total Enterprise Risk Management (“TERM”) program. We commenced the TERM program several years ago as a tool for identifying our key risks and discussing them with the Board in a prompt, logical and efficient manner. The TERM assessment is performed quarterly and involves evaluation of the key risks that we currently face or are likely to encounter in the near- and medium-term. During the quarterly TERM assessment, each manager responsible for a significant area of our business will review and, to the extent necessary, update or supplement a list of key risks affecting his or her respective business area. As part of that process, the manager evaluates each risk according to its likelihood of occurrence in the succeeding twelve months and, assuming that the development or event at risk was to occur, its most likely impact on our financial condition, operations, industry or reputation. The most significant risk items identified in each quarterly report are discussed with the Audit Committee. In addition, a complete copy of the full TERM report is distributed to and discussed by the full Board, typically in the Board’s regularly scheduled first quarter meeting.

The Board’s consideration of risk is not limited to discussions during Board and Committee meetings. Rather, the Board communicates with senior Management as a group, or individually, concerning our most significant risks whenever it deems such communications to be appropriate. In addition, each Director has complete access to all of our employees to the extent he or she may have questions concerning a particular risk.

Risk Assessment with Respect to Compensation Policies and Practices

At its January 2016 meeting, the Management Development and Compensation Committee (for purposes of this section, the “Committee”) reviewed the various design elements of our compensation program to determine whether any of its aspects encourage excessive or inappropriate risk-taking. The scope of this review included aspects of executive compensation, as well as consideration of the items of our compensation policies and practices that affect all employees. In general, the process used by the Committee to complete its risk evaluation was as follows:

•	The Committee identified the most significant risks facing us.

•	The Committee identified the material design elements of our compensation policies and practices with respect to all employees.

•

The Committee then evaluated whether there is a relationship between any of those design elements and any of our most significant risks. More specifically, the Committee evaluated whether any of the design elements of our compensation policies and practices encourage our employees to take excessive or inappropriate risks that are reasonably likely to have a material adverse impact on us.

The result of the Committee’s evaluation was a conclusion that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. More specifically, the Committee concluded that our compensation program is designed to encourage employees to take actions and pursue strategies that support our best interests and the best interests of our stockholders, without promoting excessive or inappropriate risk.

The design elements of our program (which are described in detail in the “Compensation Discussion and Analysis” section beginning at page 32) do not include unusual or problematic compensatory schemes that have been linked to excessive risk-taking in the financial and other industries. Furthermore, the design elements of our compensation program that directly tie

25	2016 Proxy Statement

compensatory rewards to our performance include various counter-balances designed to offset potentially excessive or inappropriate risk-taking. For example, there is a balance between the fixed components of the program and the performance-based components. Similarly, with respect to the performance-based components, there is a balance between annual and longer-term incentives. Thus, the overall program is not too heavily weighted towards incentive compensation, in general, or short-term incentive compensation, in particular. The financial incentives are not based simply upon revenue. Rather, they are tied to performance metrics such as net income and EBITDA (i.e., earnings before interest, taxes, depreciation and amortization), which more closely align the interests of Management with the interests of our stockholders. The performance metrics for incentive payments are established annually (either for the then-current year or for a three-year performance period beginning with the then-current year) and reflect goals that are a stretch, but not so high that they require performance outside of what the Committee believes is reasonable for us or could motivate Management to take actions in which we assume unreasonable levels of risk. In addition, there are caps on how much performance-based compensation may be earned in a particular performance period and the Board of Directors has adopted a policy for clawback of performance-based compensation that was paid out as a result of fraudulent or illegal conduct on the part of the employee who received it. The Committee also maintains an ongoing dialogue with our Management to track progress on performance-based goals in order to foresee and avoid any excessive or inappropriate risk-taking that may otherwise be driven by a desire to maximize performance-based compensation.

Related Person Transactions

All related person transactions, as such transactions are defined by Item 404(a) of Regulation S-K under the Exchange Act, must be reviewed and approved or ratified by the Board (or a committee of the Board to which such responsibility is delegated by the Board) for the purpose of determining whether such transactions are in, or not inconsistent with, the our best interests and the interests of our stockholders.

Based on information submitted to us by Directors and Executive Officers (on an annual basis) and nominees (prior to their election or appointment to the extent practicable), we develop a list of related persons, which we distribute annually to individuals within the organization who might reasonably be expected to have responsibility for a transaction or proposed transaction between us and a related person. Directors and Executive Officers are expected to timely update the information they submit to us in the event of relevant changes or developments.

The recipients of the list must provide prior notice to our General Counsel of any plans or intentions for anyone within their respective business units, departments or areas of responsibility to enter into any agreement by or on our behalf with a related person. If the General Counsel determines that the proposed transaction is a related person transaction, the transaction will be submitted to the Nominating and Governance Committee for its consideration and approval at its next meeting.

The Nominating and Governance Committee considers all available and relevant facts and circumstances in determining whether to approve a related person transaction submitted for its review, including, if applicable:

•	the benefits of the transaction to us;

•

the impact on a Director’s independence in the event the related person is a Director, an immediate family member of a Director, or an entity in which a Director is a partner, stockholder or Executive Officer;

•	the availability of other sources for comparable products or services;

•	the terms of the transaction; and

•	the terms available to unrelated third parties or to employees generally with respect to a comparable transaction.

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The Nominating and Governance Committee approves only those related person transactions that it determines are in, or are not inconsistent with, our best interests and the interests of our stockholders.

In the event that we enter into a legally binding related person transaction before approval by the Nominating and Governance Committee, then the Nominating and Governance Committee will review the transaction at its next meeting unless it is subject to an exemption. The Nominating and Governance Committee will determine whether to ratify a related person transaction by applying the same procedures and standards that it would have used to determine whether to approve a related person transaction in advance. In the event that the Nominating and Governance Committee determines that it would not be appropriate to ratify the transaction, the Nominating and Governance Committee will identify the options available to us, including but not limited to rescission, amendment or termination of the related person transaction.

During 2015, we participated in two series of transactions of immaterial size, each of which constituted a related person transaction as defined by Item 404(a) of Regulation S-K under the Exchange Act. The first of these transactions involved routine machine maintenance and repair services provided by Whitt Machine Inc., a company whose sole owner is Mr. Dean Whitt, the father-in-law of Mr. Kirk Reich, our President and Chief Operating Officer. In consideration for these services, we paid a total of approximately $700,232 to Whitt Machine in 2015. The transactions were performed under our standard terms and conditions at competitive prices. The second series of transactions involved routine machine maintenance and repair services by Dalton Industries, Inc. on our hot strip mills at our Middletown, Dearborn and Mansfield Works. Mr. Reich’s wife is a sales person for Dalton Industries, Inc. In consideration for these services, we paid a total of approximately $5.5 million to Dalton Industries, Inc. in 2015. These transactions also were performed under our standard terms and conditions at competitive prices. In 2015, the Nominating and Governance Committee reviewed the facts and circumstances relevant to each of these series of transactions and, in accordance with our Related Person Transaction Policy and Item 404(a) of Regulation S-K, determined that they were in, or not inconsistent with, our best interests and the interest of our stockholders. The Nominating and Governance Committee then approved these 2015 transactions pursuant to our Related Person Transaction Policy.

Documents Available on Our Website

The charters of the Audit, Finance, Management Development and Compensation, Nominating and Governance, and Public and Environmental Issues Committees, as well as our Corporate Governance Guidelines, Code of Business Conduct and Ethics for AK Steel Directors, Officers and Employees, and Code of Ethics for Principal Officers of AK Steel, are posted on our website at www.aksteel.com.

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DIRECTOR COMPENSATION

Each non-employee Director receives an annual Board retainer fee for service on the Board in the amount of $170,000, of which $105,000 is paid in the form of restricted stock units (“RSUs”) and $65,000 is paid in the form of cash or, at the Director’s option, in the form of additional RSUs. RSUs vest immediately upon grant, but are not settled (i.e., paid out in the form of common stock) until one year after the date of the grant, unless a Director elects deferred settlement. As set forth in the Stock Incentive Plan, Directors may elect to defer the settlement of their RSUs until six months following the date their service on the Board has ended. If a Director elects the deferral option, he or she also may elect to take distribution of the shares upon settlement in a single distribution or in annual installments not to exceed 15 years. Prior to settlement, the holder of an RSU is entitled to receive the value of all dividends and other distributions paid or made on our common stock in the form of additional RSUs, but does not otherwise have any of the rights of a stockholder, including the right to vote the shares underlying the RSUs. The following chart illustrates the composition of our Board retainer:

Annual Board Retainer: Cash v. Equity

Each non-employee Director who chairs a committee of the Board of Directors receives an additional annual retainer. The annual retainer for the chair of the Audit Committee is $20,000. The annual retainer for the chair of the Management Development and Compensation Committee is $15,000. The annual retainer for each of the chairs of the Finance Committee, Nominating and Governance Committee and the Public and Environmental Issues Committee is $10,000. Dr. Thomson also is paid an annual cash retainer fee in the amount of $40,000 for his service as Lead Director of the Board. Mr. Wainscott also is paid a cash retainer fee of $135,000 annually for his service as Non-Executive Chairman of the Board. Mr. Wainscott will retire from the Board following the 2016 Annual Meeting and therefore will only receive a pro rata portion of this $135,000 annual retainer for his period of service from January 1, 2016 through the 2016 Annual Meeting. In addition, we pay non-employee Directors $2,000 for each Board meeting they attend and for attending each meeting of a committee on which they are a member. Annual retainers for service as a committee chair and attendance fees are paid in cash or, at the Director’s option, in the form of additional RSUs. We reimburse all Directors for the expenses they incur in attending meetings.

Director compensation is paid quarterly. Annual retainers are paid prospectively; attendance fees are paid retrospectively. RSUs are issued quarterly at the time the cash compensation is paid and are settled one-for-one (i.e., one RSU equals one share of our common stock) on the settlement date.

Under the Director Deferred Compensation Plan, each year a Director may elect to defer any portion of his or her annual retainer or other director fees that are not paid in the form of RSUs. There are no preferential or above-market earnings in the Director Deferred Compensation Plan, and we do not make any contributions under the plan.

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An employee who serves as a Director receives no additional compensation for such service. Mr. Newport is currently the sole employee who also serves on the Board of Directors.

At the Board’s March 2016 meeting, the Management Development and Compensation Committee recommended, and the Board approved, subject to stockholders’ approval of Proposal 4 of this Proxy Statement, an Amended and Restated Stock Incentive Plan (“Amended Stock Plan”). Among other changes, the Amended Stock Plan provides that no Director may receive more than $750,000 in total annual compensation, in any form. As set forth in the Director Compensation Table that immediately follows, the highest paid Director in 2015 received significantly less compensation than this limitation. However, the Board determined that such limitation is meaningful, reasonable and reflects good corporate governance practices.

DIRECTOR COMPENSATION TABLE

The following table sets forth the total compensation paid to non-employee Directors during the fiscal year ended December 31, 2015:

Name(1)	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Richard A. Abdoo(2)	$72,000	$162,188	$0	$5,000	$239,188
John S. Brinzo	125,000	105,000	0	5,000	235,000
Dennis C. Cuneo	126,833	105,000	0	5,000	236,833
Sheri H. Edison	131,000	105,000	0	5,000	241,000
Mark G. Essig	131,000	105,000	0	5,000	241,000
William K. Gerber	149,000	105,000	0	3,400	257,400
Robert H. Jenkins	156,000	105,000	0	4,000	265,000
Ralph S. Michael, III	143,000	105,000	0	5,000	253,000
Shirley D. Peterson(6)	58,500	52,500	0	0	111,000
Dr. James A. Thomson	153,167	105,000	0	5,000	263,167
Vicente Wright	121,000	105,000	0	5,000	231,000

(1)

Mr. Wainscott, our Chairman of the Board and former President and Chief Executive Officer, is not included in this table because he was an employee until his retirement on December 31, 2015 and thus received no compensation for his service as a Director and Chairman of the Board of Directors. The compensation Mr. Wainscott received for his service as an employee and Executive Officer is reported in the Summary Compensation Table beginning at page 70.

(2)

Mr. Abdoo elected to take an additional portion of his compensation in the form of RSUs during 2015, pursuant to the terms of the Stock Incentive Plan. This had the effect of reducing his cash compensation and increasing the value of his RSU awards in the table above.

(3)

The amounts in this column reflect the aggregate grant date fair value of RSUs granted in 2015, computed in accordance with ASC Topic 718, Compensation—Stock Compensation (“ASC Topic 718”). The average of the high and low selling price of our common stock on the date the fee is to be paid is used to calculate the number of RSUs to be issued. The actual number of RSUs granted each quarter is calculated by dividing the quarterly annualized amount (e.g., $26,250) by the average of the high and low sales price of our common stock on the grant date. For 2015, Mr. Abdoo, Mr. Brinzo, Mr. Cuneo, Mr. Essig and Mrs. Peterson elected to defer settlement of their RSUs until six months following the date they complete their service on the Board. As of December 31, 2015, non-employee Directors had the following aggregate number of RSUs outstanding (rounded to the nearest whole number): Mr. Abdoo, 193,418; Mr. Brinzo, 91,752; Mr. Cuneo, 85,974; Ms. Edison, 23,668; Mr. Essig, 37,540; Mr. Gerber, 23,668; Mr. Jenkins, 23,668; Mr. Michael, 23,668; Dr. Thomson, 29,446; and Mr. Wright, 36,451.

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(4)

No stock options were granted to Directors in 2015. As of December 31, 2015, non-employee Directors had the following aggregate number of options outstanding: Mr. Abdoo, 10,000; Mr. Brinzo, 10,000; Mr. Cuneo, 10,000; Mr. Gerber, 10,000; Mr. Jenkins, 10,000; Mr. Michael, 10,000; Mrs. Peterson, 10,000; and Dr. Thomson, 10,000.

(5)

The amounts in this column constitute matching charitable gift donations made by the AK Steel Foundation pursuant to a matching gift program. Under this program, our employees and Directors are eligible for matching contributions by the Foundation of up to $5,000 per person per calendar year to qualifying charitable institutions. In certain instances, because of timing issues related to when a contribution is made by a participant in the program and when the participant submits the related matching gift form to us, a participant could have matching contributions from the Foundation totaling up to $10,000 paid in a single year relating to contributions by the participant spanning two calendar years.

(6)	Mrs. Peterson retired as a Director on May 28, 2015.

STOCK OWNERSHIP

Directors and Executive Officers

The table below provides stock ownership information as of March 28, 2016 with respect to the beneficial ownership of our common stock by: (i) each Named Executive Officer listed in the Summary Compensation Table beginning on page 70, (ii) each current Director and each nominee for election as a Director, and (iii) all of our current and nominee Directors and Executive Officers as a group:

Directors and Executive Officers	Shares Owned Beneficially(1)	Percentage of Outstanding Shares(2)
Richard A. Abdoo	45,000	*
John S. Brinzo	22,451	*
Dennis C. Cuneo	25,712	*
Sheri H. Edison	12,821	*
Mark G. Essig	37,784	*
David C. Horn(3)	461,803	*
William K. Gerber	87,519	*
Robert H. Jenkins	159,552	*
Gregory B. Kenny	0	*
Scott M. Lauschke	43,338	*
Ralph S. Michael, III	111,174	*
Roger K. Newport	351,413	*
Eric S. Petersen	132,263	*
Kirk W. Reich	243,707	*
Dr. James A. Thomson	88,457	*
James L. Wainscott(4)	1,781,023	*
Vicente Wright	63,871	*
All current and nominee Directors and current Executive Officers as a group (24 persons)	3,740,963	2.1%

(1)

A significant portion of the effective equity ownership by Directors is in the form of RSUs that do not satisfy the definition of “shares beneficially owned” for purposes of this table and therefore are not included in this table. An RSU is a grant valued in terms of stock, but no actual shares of stock are issued at the time of the grant. Directors had the following aggregate number of RSUs outstanding (rounded to the nearest whole number) as of March 28, 2016: Mr. Abdoo, 211,751; Mr. Brinzo, 103,419; Mr. Cuneo, 97,641; Ms. Edison, 35,334; Mr. Essig, 49,206; Mr. Gerber, 35,334; Mr. Jenkins, 35,334; Mr. Kenny, 18,889; Mr. Michael, 35,334; Dr. Thomson, 41,113; Mr. Wainscott, 11,337; and Mr. Wright, 48,718.

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The table includes stock options to purchase shares of common stock exercisable before May 27, 2016 as follows: Messrs. Abdoo, Brinzo, Cuneo, Gerber, Jenkins, and Michael, and Dr. Thomson, 10,000 shares each; Mr. Wainscott, 675,853 shares; Mr. Horn, 161,061 shares; Mr. Lauschke, 3,333 shares; Mr. Newport 95,140 shares; Mr. Petersen, 41,056 shares; and Mr. Reich, 80,133 shares. All outstanding stock options exercisable before May 27, 2016 are included in these totals, regardless of whether their exercise price was above the price of our common stock as of March 28, 2016.

(2)	An asterisk indicates ownership of less than 1%.

(3)	Mr. Horn retired effective May 31, 2015. The number of outstanding stock options and shares included in the table as beneficially owned by Mr. Horn is as of the effective date of his retirement.

(4)

Mr. Wainscott retired effective December 31, 2015. The number of outstanding stock options and shares included in the table as beneficially owned by Mr. Wainscott is as of the effective date of his retirement.

Other Beneficial Owners

The table below provides information with respect to each person known by us as of March 28, 2016 to own beneficially more than 5% of our outstanding common stock:

Name and Address of Beneficial Owner	Shares Owned Beneficially	Percentage of Outstanding Shares
BlackRock, Inc.	16,561,995 (1)	9.30%
55 East 52nd Street
New York, NY 10022

The Vanguard Group, Inc.	13,461,080 (2)	7.50%
100 Vanguard Blvd.
Malvem, PA 19355

(1)

Based on information contained in a statement on Schedule 13G (Amendment No. 4) dated December 31, 2015 and filed January 25, 2016, BlackRock, Inc. has sole investment and dispositive power over 16,561,995 shares and sole voting power over 16,148,081 shares of our outstanding common stock.

(2)

Based on information contained in a statement on Schedule 13G (Amendment No. 6) dated December 31, 2015 and filed February 10, 2016, The Vanguard Group, Inc. has sole dispositive power over 13,217,715 shares and shared dispositive power over 243,365 shares of our outstanding common stock.

Equity Compensation Plan Information

The table below provides information, as of December 31, 2015, with respect to compensation plans under which our equity securities are authorized for issuance. All such plans have been approved by security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	3,303,992	$9.26	4,194,983

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

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Page No.
How did the Committee determine the 2015 executive compensation package for Mr. Wainscott?	54
Summary of Key Takeaways	54
Discussion	54
What specific actions did the Committee take in 2015 with regard to the key elements of our executive compensation program for the NEOs and what were the principal reasons for those actions?	56
Summary of Key Takeaways	56
Discussion	56
What pension, post-termination and other benefits are provided to Executive Officers?	62
Summary of Key Takeaways	62
Discussion	62
What is our Policy with Respect to Deductibility of Executive Compensation?	68
Summary of Key Takeaways	68
Discussion	68
III. Consideration of shareholder “say-on-pay” voting results	68

33	2016 Proxy Statement

Key Takeaways of our 2015 Executive Compensation Program

•	The close relationship between pay and performance is the bedrock principle of our executive compensation program and the results demonstrate this principle.

•	In 2015 we had excellent safety and quality performance, which was the only incentive pay the Named Executive Officers received, as we fell short of our financial objectives.

•

The Board’s multi-year CEO succession planning process culminated in the election of new senior leadership. In October 2015, we announced that the Board had elected Mr. Roger K. Newport as our next CEO and Mr. Kirk W. Reich as President and Chief Operating Officer, effective January 1, 2016. Our two most senior and long-tenured Executive Officers, James L. Wainscott, our President and CEO, and David C. Horn, Executive Vice President, Chief Legal and Administrative Officer and Secretary, retired in 2015.

•

To reinforce and incentivize two hallmarks of our success—safety and quality performance—the Management Development and Compensation Committee changed the Annual Plan to allocate a slightly higher percentage to those components.

•

The Management Development and Compensation Committee de-linked the quality performance objective from the financial performance objective under the Annual Incentive Plan to ensure that Management continues to be incentivized in this vital area as we focus on higher-margin steels, particularly for the automotive market, that demand the highest quality.

•	The realizable pay trends of our retired CEO, Mr. Wainscott, reinforce the design of our executive compensation program to align Management’s interests with our shareholders’ interests.

•

As illustrated by the chart below, our executive compensation in 2015 continued the strong link between pay and performance, as (i) the Annual Incentive Plan (“Annual Plan” in the chart below) payment was only 25% of the potential maximum annual award; (ii) there was no payout under the Long-Term Performance Plan (“Long-Term Plan” in the below chart); and (iii) there were no performance share awards under the Stock Incentive Plan.

2015 Actual Pay-for-Performance Payout

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I.	Executive Summary of Pay-for-Performance Components and other Key Elements of the Executive Compensation Program

Executive Compensation Program Overview

Key Executive Compensation Program Elements

The key elements of our executive compensation program for our Executive Officers are:

•	base salary;

•	annual performance-based awards under our Management Incentive Plan (the “Annual Plan”);

•	long-term performance-based awards under our Long-Term Performance Plan (the “Long-Term Plan”);

•	awards of stock options, restricted stock and performance shares under our Stock Incentive Plan (the “Stock Plan”); and

•	certain employee benefits, perquisites and post-employment benefits.

Key Policies and Practices which Help Link Executive Compensation to Performance

We also have adopted a variety of policies and practices that are intended to support the strong link between executive compensation and our performance and thereby more closely align the interests of Management with the interests of our stockholders. Key examples of such policies include the following:

•	Annual say-on-pay stockholder vote;

•	Annual shareholder outreach program;

•	The Committee’s engagement of its own independent compensation consultant;

•	The use of peer group and other comparative survey data provided by an independent compensation consultant in determining executive compensation levels; and

•

The establishment annually of a focus list of items for the CEO and an annual evaluation of the CEO’s and our performance that is factored into the annual determination of the CEO’s compensation package.

The Management Development and Compensation Committee periodically engages in a comprehensive “deep dive” review of our executive compensation program with the assistance of its independent executive compensation consultant, in addition to its regular annual review of the effectiveness and competitiveness of the program. Through these reviews, the following policies have all been adopted in recent years to improve our compensation program:

•	A policy against re-pricing or replacing underwater options;

•	An executive compensation clawback policy applied to performance-based compensation;

•	Stockholder approval of certain severance agreements with senior executives;

•	Executive Officer stock ownership guidelines;

•	A policy prohibiting employees, including Executive Officers, from engaging in insider trading or hedging transactions, holding our securities in margin accounts and the pledging of our securities;

•	No tax gross-ups or “single triggers” in the change-of-control agreements with our Executive Officers;

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•

Locking our Executive Minimum and Supplemental Retirement Plan (“SERP”) in 2014 to then-existing participants and replacing it for officers elected thereafter with a new executive retirement plan providing a reduced level of benefits; and

•

Subject to stockholder approval of Proposal 4 of this Proxy Statement, amending our Stock Plan to (i) eliminate the “single trigger” for change-of-control purposes, and (ii) implement a minimum vesting period for stock options awards.

These policies and practices are described in more detail below.

Contextual Information for 2015 Executive Compensation

Executive Management Succession

In October 2015, a multi-year succession planning process with respect to our Executive Leadership culminated in our Board announcing the election of Mr. Newport as Chief Executive Officer (“CEO”) and Director and Mr. Reich as President and Chief Operating Officer (“COO”), effective January 1, 2016. Mr. Newport and Mr. Reich were elected to those roles to replace Mr. Wainscott, who had served as our President and Chief Executive Officer since 2003 and will retire as our Chairman at the 2016 Annual Meeting. Both Mr. Newport and Mr. Reich have spent over 25 years with us in a variety of positions, and in recent years they have assumed roles of increasing responsibility as leaders. In May 2015, the Board recognized their strong performance and leadership capability by electing Mr. Newport as Executive Vice President, Finance and Chief Financial Officer, and Mr. Reich as Executive Vice President, Manufacturing. In these roles, Mr. Newport and Mr. Reich served as chief deputies to Mr. Wainscott and were viewed as trusted leaders by the Board. In connection with these promotions, in order to recognize their increased responsibilities and to maximize the likelihood of retaining these two important leaders, both Mr. Newport and Mr. Reich received commensurate increases in their base salaries and target opportunities under our annual and long-term incentive plans. We believe the Board’s election of Mr. Newport and Mr. Reich as our next generation of leaders positions us well to meet and overcome the significant challenges facing the business and the industry for the foreseeable future. For purposes of this Compensation Discussion and Analysis, the term “Named Executive Officers” or “NEOs,” when capitalized, refers to the following in reference to 2015 (with their titles as of December 31, 2015):

James L. Wainscott — Chairman of the Board of Directors, President and Chief Executive Officer (retired as President and CEO on December 31, 2015 and has chosen not to stand for re-election to the Board at the 2016 Annual Meeting)

Roger K. Newport — Executive Vice President, Finance and Chief Financial Officer (elected Chief Executive Officer as of January 1, 2016)

Kirk W. Reich — Executive Vice President, Manufacturing (elected President and Chief Operating Officer as of January 1, 2016)

Scott	M. Lauschke — Vice President, Sales and Customer Service (effective February 23, 2015)

Eric S. Petersen — Vice President, Research and Innovation (effective February 23, 2015)

David C. Horn — Retired Executive Vice President, Chief Legal and Administrative Officer and Secretary (retired on May 31, 2015)

Impact of 2014 Performance on 2015 Compensation Decisions

The executive compensation data included in this Proxy Statement is for the calendar year 2015. The decisions by the Committee that laid the foundation for 2015 executive compensation occurred in January 2015—over 16 months prior to the upcoming 2016 Annual Meeting—and therefore were based in large part on our performance in 2014. Thus, in order to understand the Committee’s January 2015 compensation decisions, we believe an overview of our 2014 performance is helpful.

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Safety, quality, productivity and innovation are the focal points of our business that we believe drive our success and create long-term stockholder value. In 2014, we experienced another year of outstanding safety performance and continued to lead the steel industry in safety (as measured by OSHA recordables) by a wide margin. We also continued to perform extremely well with respect to quality, establishing several all-time company best records for internal quality performances. With respect to productivity, we set new yield records at several operating units during 2014. In terms of innovation, we made significant progress during the year in the development of enabling technologies for the next generation of advanced high-strength steels for the automotive industry. We also produced new innovative electrical steel products for use in electricity transmission and distribution and advanced stainless steel products. Thus, in terms of our core values of safety, quality, productivity and innovation, we performed well in 2014.

Also, in September 2014, we acquired Severstal Dearborn, LLC (“Dearborn Works”) to enhance our ability to better serve customers, further our automotive strategy and achieve additional operational flexibility. Following the acquisition, we made significant progress in improving Dearborn Works’ safety, quality, environmental performance and productivity, laying the foundation for greater achievements in 2015. We also expected the acquisition to provide significant operations, purchasing, transportation, overhead and other cost-based synergies. As further discussed below, during 2015 we significantly exceeded these targeted synergies and continued to improve Dearborn Works’ key performance metrics.

Impact of 2015 Performance on 2015 Compensation

During 2015, we focused on the key items that were within our control. With respect to safety, we continued our industry-leading performance and achieved our target level goal of no more than 39 OSHA recordable injuries. In our first full year of operating Dearborn Works, that facility achieved a record safety performance. Overall, our OSHA recordable frequency rate continued to be almost four times better than the rate for the rest of the domestic steel industry in 2015. In terms of quality performance, we had another strong year and achieved our target level goals with respect to the three applicable quality metrics: internal rejects, internal retreats and customer claims. This performance was particularly notable in light of the continued increase in shipments to automotive customers, who are known for requiring steel suppliers to meet the highest and most rigorous quality standards for their products.

In terms of our business and financial performance during 2015, we experienced solid operational improvements during a challenging year in the domestic steel industry. As steel demand within China slowed, global steelmaking overcapacity increased and led steel producers in China and other countries with excess steel production to flood the U.S. market with what we believe are unfairly-traded steel imports, causing sharp declines in carbon steel spot market prices during the year. As part of our strategic focus on enhancing margins, we targeted sales of higher-margin value-added carbon, stainless and electrical steel products, and intentionally reduced shipments to the carbon steel spot market. Also as part of our margin enhancement efforts, we relentlessly concentrated on reducing operating costs and positioned the blast furnaces and steelmaking operations at our Middletown Works and Dearborn Works for higher operating rates by temporarily idling our blast furnace and steelmaking operations at our Ashland Works at the end of 2015.

We also made important accomplishments at Dearborn Works during 2015. We substantially improved Dearborn Works’ performance not only in the area of safety, but also in quality, environmental and productivity. In addition, we significantly outperformed our expectations with respect to capturing cost-based synergies at Dearborn Works, as we achieved synergies of $59.0 million in 2015, which was more than double the amount we originally expected to realize in the first full year of integration.

37	2016 Proxy Statement

Despite making inroads in several important areas during 2015, we reported a net loss of $509.0 million, or $2.86 per diluted share of common stock, in 2015. Excluding certain charges, we reported an adjusted net loss of $51.8 million, or $0.29 per diluted share. We also reported adjusted EBITDA of $393.4 million, representing a 40% increase from 2014 adjusted EBITDA of $280.2 million. Reconciliations for the non-GAAP financial measures are set forth in the Non-GAAP Financial Measures section, which is attached to this Proxy Statement as Annex B.

Changes to the Annual Plan in 2015

In January 2015, the Committee made two changes to our Annual Plan, with a goal of better aligning Management’s incentives with certain of our goals relating to safety and quality performance. The first change was to modify the weightings of the three performance metrics under the Annual Plan to allocate a slightly higher percentage to safety and quality. Thus, the Committee modified the weightings of the performance criteria for the Annual Plan from 10% for safety, 10% for quality and 80% for financial performance for an incentive award at the maximum level, to an allocation of 12.5% for safety, 12.5% for quality and 75% for financial performance at the maximum level. The second change was to de-link the quality metric from the financial performance metric. In prior years, participants in the Annual Plan were eligible to be rewarded for satisfying the quality performance metric only if we also achieved the financial performance metric for that annual period. The decisions to modify the weightings and to delink the quality metric from financial performance were driven principally by two considerations. The first was that the increase in weighting of the safety and quality components was intended to further emphasize and reinforce the importance of performance in these core areas, which we believe are vital to both the near- and long-term success of our business. The second consideration was that, under the former practice of rewarding quality performance only if the financial threshold goal was met, failure to achieve the threshold or target financial results prevented rewarding outstanding quality performances. This had the unintended consequence of undercutting the ability of the Annual Plan to incentivize the achievement of challenging quality goals. Ensuring that we intensely focus on our quality performance has taken on even greater importance in recent years, as our sales to the automotive industry—which is known for requiring nearly flawless quality performance—have grown, both in absolute terms and as a strategic focus for expanding margins, as the below table illustrates.

Percentage of AK Steel Annual Net Sales to the Automotive Market

38	2016 Proxy Statement

Quality performance has also taken on even greater importance following our acquisition of Dearborn Works in late 2014. Improving the quality of production from Dearborn Works is a key long-term initiative for Management, as it will enable that plant to lower its costs, increase its production of higher margin, value-added steels and enhance margin performance. In sum, our best-in-class quality has been and will be critical to our efforts to distinguish ourselves from competitors and to capture higher margin business, and the de-linking of the quality performance objective under the Annual Plan will help ensure that Management continues to be incentivized in this vital area. The Committee also discussed these two changes with the Committee’s independent compensation consultant, Frederic W. Cook & Co. (“FW Cook”), prior to implementing them to ensure that FW Cook agreed that these changes were reasonable and appropriate.

Net Impact: 2015 Performance-Based Compensation Remained Low and Mostly Unpaid

The close relationship between pay and performance is the bedrock principle of our executive compensation program and the results clearly demonstrate this principle. Although we performed well in many aspects of our business in 2015 despite tremendous headwinds from factors outside of our control (principally the tremendous surge of what we believe are unfairly-traded steel imports from Chinese and other foreign producers), our failure to meet the financial objectives under our annual and long-term incentive plans resulted in our NEOs receiving only a fraction of their potential performance-based compensation for the year. Thus, while our financial performance improved throughout the year as we focused on initiatives to enhance our margins, we did not reach the threshold net income level necessary to pay the financial performance component under the Annual Plan. Likewise, our 2015 EBITDA—despite being our highest in the past seven years—was insufficient to achieve cumulative EBITDA over the threshold level under the Long-Term Plan. As such, the only performance-based compensation our Executive Officers received for 2015 under our executive compensation program was 25% of the maximum potential award (50% of target) under the Annual Plan as a result of delivering extraordinary safety and quality performance. For 2015 and the three-year performance periods ending in 2015:

•	There were no payouts under the financial performance component of our Annual Plan;

•	There were no payouts under our Long-Term Plan;

•	There were no shares earned pursuant to the performance share awards under our Stock Plan; and,

•	There were no performance-based matches under our thrift plans.

With the exception of annual safety and quality performance—which are vital aspects of the success of the business that the Board wants to incent regardless of short term financial performance because they are integral to driving long-term shareholder return—our many significant achievements in 2015 had very limited impact on executive compensation for the year. Of the total compensation that could be earned by the CEO in 2015, approximately 73% was tied directly to performance-based metrics and had to be earned. For all the NEOs, the performance-based compensation amounted to approximately 70% of their potential total compensation and likewise had to be earned. (See charts below at page 40). Thus, although the Committee made limited changes to the Annual Plan to emphasize and incentivize the importance of safety and quality to our business, the Committee did not change its fundamental focus of the executive compensation program, which is aligning executive pay with our performance.

2015 CEO / NEO Compensation – Overview of Links to Performance

Graphical Illustration of 2015 Performance-Linked Compensation

The link between executive compensation and our performance is demonstrable from the relevant data. Set forth below are four charts that illustrate the link between (a) the compensation of our NEOs for 2015 and (b) our performance during 2015 and the three-year performance periods

39	2016 Proxy Statement

ending in 2015. Included in the performance-based compensation are the following categories of compensation: (i) maximum incentive payments under the Annual Plan for 2015; (ii) maximum incentive payments under the Long-Term Plan for the three-year performance period ending in 2015; and (iii) the grant date value of stock issued pursuant to performance share awards for the three-year performance period ending in 2015. Included in the non-performance based compensation are the following categories of compensation: (1) salary paid in 2015; (2) discretionary bonus, if any, paid in 2015; (3) the grant date value of restricted stock awards made in 2015; (4) the grant date fair value of stock option awards made in 2015; and (5) the value of all other compensation paid in 2015.1

Chart Nos. 1 and 2 below demonstrate that 73% of the CEO’s total potential compensation for 2015 (and slightly less than that for all NEOs, including the CEO) was directly linked to our performance.

Composition of Total Potential Compensation for 2015

Chart No. 1	Chart No. 2

[1]

The only item referenced in the Summary Compensation Table not included in the referenced charts is the change in pension value for each NEO. That value is excluded because it is not a component of compensation awarded annually by the Committee to the NEOs. Rather, it is a mathematical calculation of the actuarial change in value of the NEO’s pension that is attributable to factors outside the control of the Committee and the NEOs, such as a change in the discount rate used to present value the pension benefits or a change in the interest component of the value as a result of the NEO’s change in age relative to the NEO’s assumed retirement date. The change in value also is not an accurate reflection of the NEO’s total compensation. That is illustrated by the difference in the change-in-value numbers for Mr. Wainscott. For example, in 2013, the calculated value of his pension decreased by approximately $0.85 million. In 2014, it increased by approximately $4.36 million. In 2015, it increased by approximately $0.53 million. The differences are attributable almost entirely to changes in the discount rate used to determine Mr. Wainscott’s future pension value and to re-calculate it to its present value. For each year reported, the value is simply an actuarial calculation. In none of those years did Mr. Wainscott realize any cash benefit (or detriment) attributable to the reported change in value.

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Chart Nos. 3 and 4 below demonstrate that when we do not achieve the performance goals established by the Committee for the relevant performance periods, there is a direct negative impact on the amount of the performance-based compensation that is actually received by the NEOs. In fact, because of this link, the NEOs collectively received only about 10 to 11% of the total performance-based compensation for which they were eligible in 2015.

Performance-based Compensation Actually Received for 2015

Chart No. 3	Chart No. 4

The two tables below provide the actual compensation values, and the sources for those values, used in the above charts.

Data Used for Chart Nos. 1 and 2 and “Potential” Portion of Chart Nos. 3 and 4

	Base Pay[1]	Bonus[1]	Restricted Stock[2]	Stock Options[2]	Other Comp[1]	Total Non- Performance- based	Maximum Annual Incentive Plan[2]	Maximum Long-Term Plan[2]	Maximum Performance Shares[3]	Total Performance- based	Total Potential
Wainscott	$1,200,000	$0	$764,790	$565,796	$185,412	$2,715,998	$3,000,000	$3,000,000	$1,240,355	$7,240,355	$9,956,353
Newport	$579,551	$0	$254,923	$227,120	$33,343	$1,094,937	$880,000	$880,000	$138,443	$2,312,151	$2,993,380
Reich	$479,551	$0	$208,620	$186,512	$23,914	$898,597	$675,000	$675,000	$115,251	$1,902,827	$2,363,848
Lauschke	$255,769	$0	$136,650	$27,700	$174,057	$594,176	$332,500	$390,000	$0	$722,500	$1,316,676
Petersen	$300,000	$0	$55,650	$42,108	$17,320	$415,078	$390,000	$390,000	$44,976	$824,976	$1,240,054
Horn	$312,500	$0	$146,280	$107,448	$103,574	$669,802	$1,425,000	$1,425,000	$232,611	$1,420,113	$3,752,413

Data Used for “Received” Portion of Chart Nos. 3 and 4

	Actual Annual Incentive Plan[1]	Actual Long-Term Plan[1]	Actual Performance Shares[4]	Actual Total Performance- based
Wainscott	$750,000	$0	$0	$750,000
Newport	258,427	0	0	258,427
Reich	209,394	0	0	209,394
Lauschke	83,125	0	0	83,125
Petersen	97,500	0	0	97,500
Horn	148,438	0	0	148,438

(1)	From Summary Compensation Table for 2015 at page 70.

(2)	From Grants of Plan-Based Awards Table at page 75.

(3)	From footnote 2 to Summary Compensation Table for 2015 at page 71.

(4)	The performance share grants awarded in January 2013 expired in December 2015 with no shares of common stock being issued with respect to those grants. See below at page 45.

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CEO Realizable Pay

To further illustrate the alignment of our executive compensation program with our performance, set forth below is an illustration of the CEO’s “realizable pay.” The Committee considers realizable pay and believes that consideration of realizable pay in the context of analyzing pay-for-performance is appropriate for a variety of reasons, including the following:

•

A substantial portion of the compensation granted by the Committee to the CEO and reported in the Summary Compensation Table at page 70 represented an incentive for future performance at the time it was awarded, not actual cash compensation.

•	Much of this incentive pay was never actually received for the years reported in the Summary Compensation Table and may not be received for many years in the future, if ever.
•	If and when this incentive pay is realized, the amount realized may differ significantly from the amounts shown in the Summary Compensation Table, depending on how we actually perform.

For purposes of this realizable pay analysis, the term “realizable pay” has been defined to include the following compensation items:

•	Actual base pay;
•	Incentive payouts and discretionary bonuses, if any, actually paid;
•	All other compensation actually paid; and
•

The fair value of all equity grants made, measured at the end of the most recently completed fiscal year. The fair value of stock options was determined using the Black-Scholes model based on year-end assumptions and the maximum remaining life of the options. The fair value of restricted stock and performance shares was determined using the average of the high and the low stock price on the last day of the fiscal year and assumes all vesting considerations were met.

The graph below compares annual realizable pay for Mr. Wainscott since 2011 and our closing stock price as of the last business day of each year during that period. Although Mr. Wainscott received a higher payment from the Annual Plan in 2015 as compared to 2014, chiefly as a result of the de-linking of the quality performance objective from the financial performance objective under the plan, as previously discussed in the “Changes to the Annual Plan in 2015” section on page 38, Mr. Wainscott’s total realizable pay declined in 2015 as compared to 2014. The graph illustrates the strong link between our executive compensation program and our performance.

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Data Used for Average Annual Realizable Compensation Graph

Annual Totals	Base Pay	Bonus	Annual Incentive Plan	Long-Term Plan	Stock Options	Restricted Shares	Performance Shares	Other Comp	Total for Year
2015	$1,200,000	$—	$750,000	$—	$287,574	$422,318	$644,233	$185,412	$3,489,537
2014	$1,200,000	$—	$288,000	$—	$553,340	$683,016	$1,051,940	$116,653	$3,892,949
2013	$1,150,000	$—	$253,000	$—	$955,080	$941,439	$1,449,948	$150,405	$4,899,872
2012	$1,150,000	$—	$253,000	$—	$356,260	$513,981	$791,603	$163,014	$3,227,858
2011	$1,150,000	$—	$581,356	$—	$364,010	$730,245	$984,600	$152,146	$3,962,357

Overview of Key Pay-for-Performance Components and Application to 2015 Executive Compensation

The application of the key pay-for-performance components of our executive compensation program on the 2015 compensation of our NEOs illustrates the strong link between executive compensation and our performance. Those components and their application to the NEOs under the 2015 executive compensation program are summarized below.

•	Annual Plan

Overview:    We provide annual cash performance awards to our employees, including our NEOs, pursuant to our Annual Plan. Under the terms of the Annual Plan, a participant can earn a performance award based upon our annual performance against goals established for three different performance factors: safety, quality and net income (excluding special, unusual and extraordinary items). If paid at the maximum level, the allocation of these components of an incentive award would be 12.5% for safety, 12.5% for quality and 75% for financial performance. If paid at the target level, the allocation would be 25% for safety, 25% for quality and 50% for financial performance. The heavy weighting toward the financial performance component reflects the Committee’s objective of strengthening the commonality of interests between Management and our stockholders, while still recognizing that safety and quality are core values. The Committee assigns an annual threshold goal and target goal for each of these performance factors in the first quarter of the year, typically in January. The Committee also assigns an additional annual goal for the financial performance component which, if achieved, would result in payment of the maximum performance award under the Annual Plan if safety and quality goals are also met. No award was to be paid with respect to a particular performance factor unless we at least met the threshold goal for that performance factor. In January 2015, as previously discussed in the “Changes to the Annual Plan” section at page 38, the Committee made two changes to our Annual Plan, with a goal of better aligning Management’s incentives with certain of our goals relating to safety and quality performance.

As applied in 2015:    For 2015, the NEOs were paid only 25% of the maximum available award (50% of target) under the Annual Plan, based on our achievement of target goals for safety and quality performance. With respect to safety, we met our target goal under the Annual Plan, as we continued to lead the steel industry by a significant margin. This included our achievement of best-ever safety performance at Dearborn Works. We also had an excellent year in quality, including making substantial quality performance improvements at the Dearborn Works operations. As such, we exceeded our target goals for all three of the quality metrics under the Annual Plan. With respect to financial performance, we did not meet our threshold goal in 2015 and no incentive award was paid with respect to the financial component of the Annual Plan for 2015. Under the terms of the Annual Plan, each participant is assigned a target bonus percentage which is applied against the award earned under the plan for the relevant performance period. In 2015, the target bonus percentages of the NEOs ranged from 65% to 125%. The dollar value of the award to each NEO under the Annual Plan for 2015 is set forth in the notes to the Summary Compensation Table at page 70.

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•	Long-Term Plan

Overview:    We provide selected employees, including the NEOs, the opportunity to earn cash performance awards under our Long-Term Plan. Under the terms of the Long-Term Plan, a participant can earn a performance award based upon our aggregate three-year performance against a performance goal. The Committee establishes threshold, target and maximum performance goals for each three-year performance period. The Committee uses cumulative EBITDA (excluding, in accordance with the terms of the plan, special, extraordinary and unusual items) as the performance metric for the Long-Term Plan.

As applied in 2015:    For awards under the Long-Term Plan that would be reflected in the 2015 compensation of the NEOs, the performance period began January 1, 2013 and ended December 31, 2015. During this period, we faced very challenging and volatile business conditions caused by, among other things, severe excess capacity in the domestic and global steel industries and a dramatic increase in the amount of what we believe are unfairly traded imports of foreign steel into the United States, resulting in lower pricing and margins for our products. As a consequence, our cumulative EBITDA for the three-year period ending December 31, 2015, was below the threshold level established by the Committee. Accordingly, no performance award was paid to the participants in the Long-Term Plan for that performance period and there is no long-term award to the NEOs reflected in the 2013 – 2015 Long-Term Plan performance period in the Summary Compensation Table at page 70.

Performance Shares under the Stock Plan

Overview:    Like most major companies, we have a Stock Plan pursuant to which we make equity grants to our Executive Officers and other key employees. A principal purpose of equity grants under our Stock Plan is to align the interests of Management with our stockholders by linking executive compensation to our performance and to appreciation in the market price of our common stock. The form of equity grant that most directly serves that purpose is the award of performance shares. Each grant of a performance share award is expressed as a target number of shares of our common stock. The number of shares of common stock, if any, actually earned by and issued to an NEO under a performance share award is based upon our performance over a three-year performance period with respect to certain threshold, target and maximum performance goals established at the outset of the performance period, subject to continued service. Those goals are established using the following performance metrics in equal weight: (a) our total stockholder return (“Total Stockholder Return”), defined as price appreciation plus reinvested dividends, if any, during the performance period relative to the total stockholder return during that same period of the companies in the Standard & Poor’s 400 Midcap Index, and (b) the compounded annual growth rate (the “Growth Rate”) of the price of our common stock over the performance period, using as the base the average closing price of our common stock for the last 20 trading days during the month of December.

As applied in 2015:    For a performance share award under the Stock Plan that would be earned by the NEO in 2015, the performance period began January 1, 2013 and ended December 31, 2015. During 2015, despite outperforming several of our principal competitors, our stock declined in line with the metals and mining industry generally, which underperformed the market in general. As such, our stock performance with respect to the Total Stockholder Return and Growth Rate metrics for the entire three-year performance period did not meet the threshold performance levels to earn a payout under the Stock Plan. Accordingly, no shares of our common stock were issued with respect to the performance share awards granted in January 2013 for the three-year period ended December 31, 2015.

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Overview of Other Key Compensation Components and Application to 2015 Executive Compensation

While the three programs described above represent the most direct links between pay and performance, there are other significant links included in our executive compensation program. Other key components of our compensation program that link pay to performance are summarized below.

•

Restricted Stock Grants.    An important component of the equity portion of our executive compensation program is the grant of restricted stock to key members of Management, including the NEOs. Though not as direct a link as performance share awards, restricted stock grants also link executive compensation to our performance. The restrictions on grants of restricted stock typically will lapse with respect to one-third of the shares on the first anniversary of the date of the award, and with respect to an additional one-third of the shares on each of the second and third anniversaries of the date of the award. With limited exceptions, these restricted stock awards will have a value to the grantee only if the grantee remains in our employment for the period required for the stock to vest, and the actual value of the award ultimately will depend on the performance of our stock during that period leading up to vesting. The performance of our stock is, of course, linked to our performance. This portion of executive compensation thus is linked to our performance, while also providing value in terms of executive retention. The aggregate grant date fair value of all restricted stock awards to the NEOs in 2015 is set forth in the Summary Compensation Table for 2015 at page 70.

•

Stock Option Grants.    Another component of the equity portion of executive compensation is the grant of stock options under the Stock Plan. All options granted in 2015 will vest in three equal installments on the first, second and third anniversaries of the grant date and have a 10-year term. These stock options will have a value for a grantee only if the market price of our stock increases above the exercise price (i.e., the market price on the date the option was granted), subject to continued service through the applicable vesting date (subject to limited exceptions, e.g., death, disability or retirement). Thus, this portion of executive compensation is inherently performance based. The aggregate grant date fair value of all stock option awards to the NEOs in 2015 is set forth in the Summary Compensation Table for 2015 at page 70.

•

Thrift Plan Matches.    We have a thrift plan (the “Thrift Plan”), which is a qualified retirement plan under Section 401(k) of the Internal Revenue Code and a supplemental thrift plan (the “Supplemental Thrift Plan”) which is a non-qualified retirement plan. Participation in these plans includes the NEOs, but is not limited to them. Under these plans, we match employee contributions up to a total of 5% of base salary (collectively, for both plans). Half of that match is dependent upon our net income. In addition, we make a supplemental contribution when our net income exceeds $150 million. Thus, this component of executive compensation also is linked to our performance. In 2015, there were no performance-based matching or supplemental contributions by us to the participants in these plans.

Summary of Actual Payment of Pay-for-Performance Components of Executive Compensation

Set forth below are a table and chart that summarize the actual payouts under the Annual Plan, the Long-Term Plan and the Stock Plan performance shares by year from 2011 through 2015 as a percentage of the maximum potential award for each year and the three-year performance period ending that year, in addition to the annual average from 2011 through 2015.

Year	Annual Plan	Long-Term Plan	Performance Shares
2011	23%	0%	0%
2012	10%	0%	0%
2013	10%	0%	0%
2014	10%	0%	0%
2015	25%	0%	0%
Five Year Average	16%	0%	0%

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Five Year Average Pay-for-Performance Payouts

II.	Full Discussion and Analysis of Executive Compensation Program

The summary in the preceding section was intended to provide an overview of the key components of our executive compensation program, with a particular focus on its pay-for-performance components. Set forth below is a more-detailed description of the total program, organized in a question-and-answer format, with a brief summary of key takeaways at the outset of each question-and-answer section.

Who has the direct responsibility for determining executive compensation?

Summary of Key Takeaways: The Committee has the direct responsibility for determining the compensation of all of our Executive Officers, including the NEOs, and for establishing, and periodically reviewing, our executive compensation philosophy and policies. The Committee also is responsible for overseeing our policies and programs with respect to succession planning and the development of senior Management personnel. The Committee is comprised entirely of Directors who have been determined by the Board of Directors to meet the independence standards of the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The Committee has the power to retain outside counsel and compensation consultants or other advisors to assist it in carrying out its responsibilities.

Discussion: The Committee has the direct responsibility for determining the compensation of our Executive Officers. When the Committee deems it appropriate, it may, at its discretion, seek ratification of its determinations by the Board. The Committee also is responsible for establishing, and periodically reviewing, our executive compensation philosophy and policies and, as appropriate, will recommend changes in such philosophy and policies to the Board.

Committee Membership

The Committee is comprised entirely of Directors who have been determined by the Board of Directors to meet the independence standards of the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). Each member of the Committee currently is also an “outside” Director for purposes of Section 162(m) of the Internal Revenue Code. There currently are six members of the Committee. They are Richard A. Abdoo (Chair), John S. Brinzo, Sheri H. Edison, Robert H. Jenkins, Ralph S. Michael, III and James A. Thomson (who also serves as Lead Director).

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Committee Charter and Responsibilities

The general function of the Committee is to oversee our policies and program with respect to executive compensation, succession planning and the development of senior Management personnel. The Committee operates under a written charter reviewed and approved by our full Board of Directors. The Committee’s Charter describes its specific responsibilities and is available at www.aksteel.com.

Committee Support and Use of Executive Compensation Consultant

In discharging its responsibilities, the Committee is empowered to inquire into any matter that it considers appropriate to carry out its responsibilities. The Committee has the power to retain outside counsel and compensation consultants or other advisors to assist it in carrying out its responsibilities. We are required to, and do, provide adequate resources to support the Committee’s activities, including compensation of the Committee’s counsel, compensation consultant and other advisors. The Committee has the sole authority to retain, compensate, direct, oversee and terminate such counsel, compensation consultants, and other advisors hired to assist the Committee and all such advisors are ultimately accountable to the Committee.

The Committee typically engages an independent executive compensation consultant who reports directly to the Committee to assist it in determining executive compensation in any given year, as well as in designing the executive compensation program. In connection with the 2015 executive compensation program, the Committee retained FW Cook as its independent consultant for executive compensation matters. As appropriate, the Committee’s consultant also works with Management on behalf of the Committee, in particular with our Vice President, Human Resources, to develop internal compensation data and to implement compensation policies, plans and programs. The consultant, at the Committee’s request, also works with the CEO to assist him in developing his recommendations to the Committee for non-CEO Executive Officer compensation packages. The consultant provides analytical assistance and data to the Committee with respect to the design, implementation and evaluation of our compensation program for Executive Officers. This includes providing assistance to the Committee in identifying similarly-situated companies to be included in a peer group to be used to develop competitive data. That data is used as one reference point of many in the annual determination of base salary, annual and long-term incentives, and equity grants. The consultant also periodically compiles survey data from that peer group and, if appropriate, other companies. The consultant further assists the Committee in developing, evaluating and administering incentive plans, agreements addressing post-termination benefits, and other ongoing compensation-related arrangements or benefits. On request, the consultant also provides consulting services to the Board and the Nominating and Governance Committee with respect to Director compensation matters. Except as described above, the consultant does not provide any other services to us.

The Committee annually assesses the performance and independence of its compensation consultant. In March 2015, the Committee considered various factors bearing upon FW Cook’s independence in connection with its engagement of FW Cook, including, but not limited to, the following: (1) the amount of fees received by FW Cook from AK Steel is less than 1% of FW Cook’s total revenue, (2) FW Cook has adopted policies and procedures which appear to be reasonably and effectively designed to prevent conflicts of interest, (3) neither FW Cook nor any member of its consulting team serving AK Steel owns any stock or equity derivative in AK Steel, (4) FW Cook does not provide any services to AK Steel other than as described in this Proxy Statement in its capacity as an independent advisor with respect to Executive Officer and Director compensation, and (5) after reasonable and appropriate inquiry, AK Steel has not identified any business or personal relationships between FW Cook and any Executive Officer of AK Steel or any member of the Committee. After reviewing these and other factors, the Committee determined that FW Cook is independent and that its engagement does not present any conflicts of interest. FW Cook also separately determined, and affirmed in a written statement delivered to the Chair of the Committee, that it is independent and that its engagement does not present any conflicts of interest.

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What is our compensation philosophy?

Summary of Key Takeaways: Our compensation philosophy, as determined by the Committee and approved by the Board, is that an executive compensation program should strengthen the commonality of interests between Management and our stockholders, while at the same time enabling us to attract, motivate and retain executives of high caliber and ability who will drive our success. Consistent with that objective, the Committee believes that a significant portion of the overall compensation package for each of our Executive Officers should be performance-based, including performance-based vesting provisions for a significant portion of the equity incentives awarded to each Executive Officer. The Committee believes that a well-designed executive compensation program also includes both annual and long-term performance incentives. The Committee further believes that our compensation program should be designed to reward superior performance and to provide financial consequences for below-market performance.

Discussion: Our compensation philosophy, as determined by the Committee and approved by the Board, is that an executive compensation program should strengthen the commonality of interests between Management and our stockholders, while at the same time enabling us to attract, motivate and retain executives of high caliber and ability who will drive our success. Consistent with that objective, the Committee believes that a significant portion of the overall compensation package for each of our Executive Officers should include components that link the executive’s compensation to our performance.

The Committee believes that a well-designed executive compensation program includes both annual and long-term performance incentives. While annual incentive awards are an important factor in motivating executives for the short-term, the Committee believes that long-term incentives reduce the impact of volatility in business conditions on the performance-related components of the executive compensation program and also establish a stronger link between the executives’ earnings opportunity and our long-term financial performance and growth.

The Committee further believes that our compensation program should be designed to reward superior performance and to provide financial consequences for below-market performance. Consistent with that design objective, and the goal of attracting, motivating and retaining executives of high caliber and ability who will drive our success, the Committee attempts to establish a fair and reasonable compensation package for each Executive Officer that reflects not only our relative performance against our peers, but also is competitive relative to the Executive Officer’s peers, both internally and externally. The Committee does not target a specific market percentile for each executive. Also, the percentage of total compensation that is performance-based generally will increase with the level of seniority and/or responsibility of the executive. There is no set formula or policy, however, with respect to the allocation between performance-based and non-performance-based compensation. Nor is there any set formula or policy with respect to the allocation between cash and non-cash compensation.

Does the Committee review the executive compensation program periodically to determine if it still effectively implements our compensation philosophy?

Summary of Key Takeaways: Yes. Each year the Committee routinely reviews the effectiveness and competitiveness of our executive compensation program with the assistance of its executive compensation consultant. The consultant provides data which enables the Committee to compare our program, as well as the specific compensation packages of each of our Executive Officers, to our peers and other survey data.

Discussion: Each year the Committee routinely reviews the effectiveness and competitiveness of our executive compensation program with the assistance of its independent executive compensation consultant. The consultant provides data which enables the Committee to compare our program, as

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well as the specific compensation packages of each of our Executive Officers, to our peers and other survey data. In addition, the Committee periodically engages in a more comprehensive “deep dive” review of the program. The Committee last engaged in such a more-comprehensive review less than two years prior to the Committee’s decisions in January 2015 with respect to 2015 executive compensation. More specifically in regard to this comprehensive “deep dive,” with the assistance of FW Cook, its executive compensation consultant, the Committee reviewed the design of each of our incentive and retirement plans for our Executive Officers and others, evaluated them in the context of our peer group and recent executive compensation trends as provided by FW Cook, and solicited (and duly considered) input from our largest shareholders with respect to their views of the executive compensation program. As a result of that comprehensive review, the Committee made several changes to the executive compensation program, the most significant of which was to close participation in the SERP to the then-existing officers and to establish a new executive retirement plan referred to as the AK Steel Executive Retirement Income Plan with a reduced level of benefits for all new officers elected after March 2014.

Do we reach out to shareholders to solicit their views on our executive compensation program?

Summary of Key Takeaways: Yes. Each year, we reach out to a significant number of our shareholders to solicit their direct input with respect to our executive compensation program.

Discussion: Each year, we reach out to a significant number of our shareholders to solicit their direct input with respect to our executive compensation program. In 2015, Management contacted shareholders who owned approximately 97 million shares, or approximately 55% of our then-outstanding common stock, and requested an opportunity to have calls with them. Ultimately, four large shareholders who owned approximately 9 million shares, or about 5% of our then-outstanding common stock, accepted Management’s offer and participated in calls during which they provided their comments on our executive compensation program. Their comments were summarized, provided to, and then discussed by the Committee. In addition, from time to time, we have reached out to our largest shareholders and offered an opportunity for each of them to have a direct call with Mr. Abdoo, the Chair of the Committee, concerning our executive compensation program.

What changes did the Committee make to the executive compensation program in 2015?

Summary of Key Takeaways: During 2015, the Committee made two changes to our Annual Plan, with a goal of better aligning Management’s incentives with certain of our goals relating to safety and quality performance. As previously discussed above in the “Changes to the Annual Plan” section at page 38, the Committee modified the weightings of the three performance metrics under the Annual Plan to allocate a slightly higher percentage to safety and quality. The weightings of the performance criteria for the Annual Plan were revised to an allocation of 12.5% for safety, 12.5% for quality and 75% for financial performance at the maximum level. In addition, the Committee de-linked the quality metric from the financial performance metric. The Committee implemented this change in order to ensure that Management is incentivized to focus on delivering high quality performance, which is critical to our efforts to distinguish ourselves from competitors and to capture additional automotive and other higher margin business. Also, in March 2016, the Committee amended and restated the Stock Plan to include certain provisions that are deemed to better align the interests of Management with the stockholders. Among other things, these changes, which are subject to stockholders’ approval of Proposal 4 of this Proxy Statement, (i) replaced the “single trigger” change-in-control provision with a “double trigger” provision; and (ii) require a minimum vesting period of one year for stock options granted under the Stock Plan.

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Discussion: During 2015, the Committee made two changes to our Annual Plan, with a goal of better aligning Management’s incentives with certain of our goals relating to safety and quality performance. As discussed above in the “Changes to the Annual Plan” section at page 38, the first change was to modify the weightings of the three performance metrics under the Annual Plan to allocate a slightly higher percentage to safety and quality thereby underlining the importance of those areas to our future success. The second change was to de-link the quality metric from the financial performance metric, in order to ensure that the goal of continuing to achieve industry-leading quality results was not undercut by the difficulty of meeting financial goals in a challenging environment. Ensuring that we are producing steel of outstanding quality has assumed even greater importance in recent years, as our shipments to the automotive industry—which is known for requiring nearly flawless quality performance—have grown, both in absolute terms and as a strategic focus for expanding margins. Quality performance has also taken on more importance following our acquisition of Dearborn Works, as improving the quality of that plant’s production is a key long-term strategic initiative, as it will enable Dearborn Works to lower its costs and to increase its production of higher margin, value-added steels. Our best-in-class quality has been, and will continue to be, critical to our efforts to distinguish ourselves from competitors and to capture higher margin business, and the Committee believes that de-linking the quality performance objective under the Annual Plan will help ensure that Management continues to be incentivized in this vital area.

Also in March 2016, the Committee elected to make certain changes to the Stock Plan, subject to stockholders’ approval of Proposal 4 of this Proxy Statement, to better align the interests of our Management and stockholders. Thus, changes were made to the amended and restated Stock Plan to, among other things, (i) replace a “single trigger” change-in-control provision with a “double-trigger” provision that requires both a change in our control and a qualifying termination of employment within a specified period in order for that participant’s award under the award agreement to vest as a result of the change-of-control; and (ii) provide for a minimum vesting period of one year for stock options granted under the Stock Plan. Proposal 4, starting at page 96 contains more information on these and other proposed changes to the Stock Plan. A blacklined copy of the amended and restated Stock Plan showing the changes made, subject to stockholders’ approval, is attached to this Proxy Statement as Annex A.

What specific policies do we have that impact executive compensation?

Summary of Key Takeaways: We have many policies that impact executive compensation. They are chiefly designed to align the interests of the Executive Officers with those of our stockholders. Those policies include: a policy against re-pricing or replacing underwater options (which we also have codified in our Stock Plan), a compensation clawback policy, a policy requiring stockholder approval of certain severance agreements with senior Executives, stock ownership guidelines for Executive Officers, and a policy prohibiting insider trading, hedging transactions and pledging of securities. We also have a mandatory retirement policy for Executive Officers.

Discussion: Set forth below is a brief description of our principal policies which impact executive compensation.

Policy against Re-Pricing or Replacing Underwater Options

We have long had a practice of not re-pricing or replacing stock options when our stock is at a price below which such options are exercisable. We first formalized this practice into a policy in January 2012. The policy was incorporated at that time in our Corporate Governance Guidelines. Those guidelines are available at www.aksteel.com/governance. In May 2014, our stockholders approved an amendment to our Stock Plan which also explicitly prohibits, in the absence of stockholder approval, the re-pricing or replacing of outstanding options.

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Compensation Clawback Policy

The Board has adopted a compensation clawback policy, which provides that we may recoup performance-based, incentive compensation from officers covered by the policy if the Board determines that the officer has engaged in knowing or intentional fraudulent or illegal conduct that resulted in the achievement of financial results or the satisfaction of performance metrics that increased the amount of such compensation.

Stockholder Approval of Certain Severance Agreements with Senior Executives

The Board also has adopted a policy concerning stockholder approval of certain severance agreements with our senior executives, including our NEOs. That policy provides that the Board should seek stockholder approval or ratification of severance agreements with our senior executives if such agreements require payment of benefits attributable to severance in an amount exceeding 2.99 times the sum of the senior executive’s annual base salary plus annual and long-term incentive bonuses payable for the then-current calendar year. For purposes of this policy, the term “severance agreement” means an employment agreement, retirement agreement or change-of-control agreement which contains a provision for payment of benefits upon severance of employment with us, as well as renewals, modifications or extensions of such agreements. The term “senior executive” means the Chief Executive Officer, President, principal financial officer, principal accounting officer and any of our elected Vice Presidents. The term “benefits” means lump-sum cash payments (including cash payments in lieu of medical benefits) and the estimated present value of future periodic cash payments to be paid to a senior executive in excess of what he or she otherwise would be entitled to receive under the terms of any qualified or non-qualified pension or employee benefit plan.

Stock Ownership Guidelines for Executive Officers

The Board also has a policy concerning stock ownership guidelines for Executive Officers. The principal objective of the policy is to enhance the linkage between the interests of stockholders and Management through a minimum level of stock ownership. The policy establishes a target ownership guideline for our common stock for each Executive Officer, including the NEOs. The guideline typically is expressed as a number of shares equal in market value to a multiple of the Executive Officer’s annual base salary. The target ownership guideline set for each Executive Officer varies in amount based upon that person’s relative level of seniority and responsibility. Among the NEOs who remain employed with us as of the date of this Proxy Statement, the target ownership guideline varies from a number of shares equal in market value to two times applicable annual base salary to one times applicable annual base salary (Mr. Wainscott, who retired as President and CEO on December 31, 2015, was at three times). The applicable base salary is the one in effect at the time the officer first became subject to the policy, or if the officer subsequently is promoted, it is the one in effect at the time of the promotion. Once established, an Executive Officer’s target ownership guideline does not adjust automatically as a result of changes in his or her base salary or changes in the price of our stock, but it is generally only reset in the event of a promotion. For purposes of the policy, stock “ownership” includes shares of our stock held directly by an Executive
Officer or by an Executive Officer’s family member living in the same household, as well as shares of our restricted stock held directly by an Executive Officer. “Ownership” does not include options, whether vested or unvested, to purchase stock or unearned performance shares. Executive Officers are expected to attain the minimum level of target ownership within a period of three years from the date his or her target ownership guideline was last established. Currently, each of the NEOs is in compliance with the stock ownership policy, although three of them are not yet at their target ownership level, due principally to the fact that each became an Executive Officer or was otherwise assigned a higher target level due to a promotion within the past three years. We currently anticipate that all three of these NEOs will reach their respective target level within the allowed three-year period, though the Committee reserves the right to reevaluate and revise specific target ownership guidelines at its discretion.

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Policy Prohibiting Insider Trading, Hedging Transactions and Pledging of Securities

We have long had a formal policy that prohibits Directors and employees, including the Executive Officers, who have material, non-public information about us from trading in our securities. The policy also explicitly prohibits such insiders from engaging in hedging or monetization transactions, pledging our securities as collateral for loans, holding our securities in margin accounts and engaging in short sales.

Mandatory Retirement Age of Executive Officers

In July 2013, the Committee recommended, and the Board approved, a policy mandating that our Executive Officers shall be required, subject to certain qualifying conditions, to retire from employment with us by the end of the calendar month in which he or she reaches age 65. The policy further provides that the Board of Directors, upon the recommendation of the Committee, may make an exception to this policy when it concludes that it would be in our best interests to permit an Executive Officer to continue working beyond the age of 65.

How does the Committee determine executive compensation?

Summary of Key Takeaways: Each year, the Committee’s executive compensation consultant develops competitive compensation data based upon publicly available information from our peer group of companies, as well as other survey data. The Committee uses this competitive data to assess the reasonableness of any compensation package the Committee is considering for an Executive Officer. In 2015, Mr. Wainscott, as CEO, was involved in the process with respect to the annual compensation packages for all of the Executive Officers other than himself. The CEO worked with the Chair of the
Committee and the Committee’s executive compensation consultant to develop recommendations to the Committee for the Executive Officers other than himself. With respect to the CEO’s compensation, the Chair of the Committee works with the executive compensation consultant to develop recommendations to the Committee and the Committee, after discussing the matter with the executive compensation consultant, then develops and approves the CEO’s compensation package. The CEO is not involved in that process.

Discussion:

Use of Competitive Data in the Compensation Determination Process

Each year, the Committee’s executive compensation consultant develops competitive compensation data based upon publicly available information from a peer group of comparable companies, as well as other survey data. The Committee relies upon and considers this data as a factor in its determination, but it does not have a policy or practice of utilizing a particular market compensation percentile as a benchmark for purposes of determining compensation levels for the various components of executive pay. Rather it uses this competitive data principally in two respects. First, it provides one measure for assessing the reasonableness of any compensation package the Committee is considering for an Executive Officer. Second, it assists the Committee in implementing its goal of attracting and retaining executives of high caliber by enabling the Committee to better understand what competitors or other potential employers may pay to entice away an existing Executive Officer and what we must pay to attract and retain new Executive Officers.

Peer Companies

The
competitive data used by the Committee include compensation data from a peer group of industrial companies with sales, size and scope reasonably comparable to us, as well as other large publicly-owned, United States-based companies in the steel industry. Among other factors, the members of this peer group are selected because we directly or indirectly compete with them for

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employees, business, capital and/or investors, whether as a result of the peer company’s status as an industry competitor or as a manufacturing company with a similar range of market capitalization, geographic location, manner of operations, and/or other relevant characteristics.

The Committee periodically reviews
the peer group to evaluate whether it remains reasonable and appropriate. The Committee last engaged in such a review at its July 2014 meeting. At that meeting, the Committee’s executive compensation consultant presented a report in which it recommended several changes to our then-existing peer group. The Committee recommended those changes to the Board and the Board approved them at its July 2014 meeting. This peer group was used by the Committee in January 2015 for purposes of determining 2015 executive compensation and consisted of the following companies:

• Alcoa Inc.

• Nucor Corporation

      •   Allegheny
Technologies Incorporated

      •   Reliance Steel
& Aluminum Co.

      •   Carpenter
Technologies Inc.

      •   Schnitzer
Steel Industries, Inc.

      •   Cliffs Natural
Resources Inc.

      •   Steel
Dynamics, Inc.

      •   Commercial Metals
Company

      •   The Timken
Company

      •   General Cable
Corporation

      •   Trinity
Industries Inc.

      •   Huntsman
Corporation

      •   United States
Steel Corporation

      •   Meritor
Inc

      •   Worthington
Industries, Inc.

Use of Tally Sheets

The Committee utilizes tally sheets to review the amounts payable under each element of an NEO’s compensation, as well as the aggregate value of such compensation, in the event of a circumstance that would trigger payment of post-termination compensation. These tally sheets are prepared by our executive compensation consultant, with the assistance of our independent outside actuary. The Committee also uses tally sheets as a measure for assessing the reasonableness of the compensation packages approved by the Committee for an Executive Officer, including the NEOs. This assessment of reasonableness includes a comparison of the compensation packages of each Executive Officer for internal equity between and among the Executive Officers, as well as a comparison of the compensation packages of each Executive Officer to relevant executive positions in our peer group.

Management’s Role in the Compensation Process

For 2015, after consulting with the Committee’s executive compensation consultant, Mr. Wainscott made recommendations to the
Committee with respect to the annual compensation packages for all of the Executive Officers other than himself. The Committee discussed those recommendations with Mr. Wainscott and the Committee’s executive compensation consultant before it made the final determination of the non-CEO executive compensation packages. Mr. Wainscott was not involved in the process for determining his own compensation package. Mr. Abdoo, as Chair of the Committee, worked with the
Committee’s executive compensation consultant to develop recommendations to the Committee with respect to Mr. Wainscott’s compensation. The Committee discussed those recommendations with its executive compensation consultant without
Mr. Wainscott present and then determined Mr. Wainscott’s compensation.

Other than Mr. Wainscott, the only
member of Management who provided a recommendation to the Committee with respect to any aspect of the annual executive compensation program was Ms. Stephanie Bisselberg, who serves as Vice President, Human Resources. In this role, she makes a recommendation to the Committee each year with respect to the goals to be used for purposes of determining performance awards in the next performance cycle under our Annual Plan, Long-Term

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Plan and with respect to performance shares. The recommendation as to such goals principally takes into consideration Management’s performance against the goals of the prior performance cycle, consultation with other Senior Management personnel concerning our anticipated performance in the next performance cycle with respect to those goals, an evaluation of what would be both realistic and demanding performance levels for each specific goal, and consultation with the Committee’s independent executive compensation consultant. Ms. Bisselberg further evaluates and makes recommendations to the Committee with respect to the design and implementation of the various incentive plans, retirement plans, and other ongoing compensation-related arrangements and benefits for the Executive Officers.

How did the Committee determine the 2015 executive compensation package for
Mr. Wainscott?

Summary of Key Takeaways: In connection with the
determination of Mr. Wainscott’s 2015 compensation package in January 2015, the Committee evaluated his performance as CEO and President during 2014. Each Director completed and submitted to the Committee Chair a written evaluation of
Mr. Wainscott’s 2014 performance. In addition, the Board’s executive compensation consultant provided competitive compensation data with respect to our peer group and other survey data. The Committee evaluated that data, as well as our financial, safety and quality performance, our stock performance, and other significant factors affecting our performance and/or that of the steel industry in 2014, all in the context of our compensation philosophy and goals. The Committee, after consulting with its executive compensation consultant, then developed and approved the 2015 compensation package for Mr. Wainscott at its January 2015 meeting. Mr. Wainscott retired as CEO and President on December 31, 2015, and was succeeded by Mr. Newport as CEO and by Mr. Reich as President and COO, effective January
1, 2016.

Discussion:

Key Factors Considered by the Committee during the 2015 Compensation Process

In January 2015, in connection with the determination of Mr. Wainscott’s 2015 compensation package, the Committee evaluated his performance as our CEO and President during 2014. For that purpose, the Committee approved prior to its January 2015 meeting a written performance evaluation form to be completed by all members of the Board. Mr. Wainscott completed a self-evaluation using the same evaluation form. All of these completed forms were returned to Mr. Abdoo, the Chairman of the Committee, who then summarized and presented them to the full Board. In addition, each year Mr. Wainscott prepares a list of proposed annual company-wide and personal goals and objectives and provides that list to the Committee. Mr. Wainscott prepared such a list for 2014 and the Committee approved it at the Committee’s January 2014 meeting. In January
2015, the Committee evaluated Mr. Wainscott’s 2014 performance, including consideration of his 2014 list of personal goals and objectives. Those 2014 goals and objectives addressed a variety of subjects, including improving our financial performance, including improvements in net income, EBITDA and working capital; integrating Dearborn Works, including achieving the cost-based synergy target and improving the plant’s performance in safety, quality, environmental and productivity; continuing to capture market share with respect to automotive customers; driving progress on major strategic initiatives to enhance long-term shareholder value; providing the best customer service in the industry; facilitating management development, succession planning and diversity enhancement; successfully completing certain labor negotiations; improving certain fundamental operating measures which represent our core values; and certain personal development goals.

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In addition, as part of its normal deliberative process for all of the Executive Officers, including the CEO and other NEOs, the Committee principally considered the following factors in establishing 2015 base salaries and target performance award opportunities, and determining awards of restricted stock, performance shares and stock options:

•

a report prepared by FW Cook, which analyzed competitive peer group and survey compensation data to assess executive target compensation levels and annual share usage, total overhang and aggregate costs related to long-term incentive awards;

•

  the Board’s evaluation of each Executive Officer’s relative contribution to our performance during the relevant performance periods;

•

the Board’s ongoing CEO succession planning process;

•

the performance of our publicly-traded securities;

•

our financial performance in 2014 and projected financial performance in 2015;

•

  our safety, quality and financial performance in 2014 and the trends associated with these performance metrics over the last few years;

•

  the extent to which performance goals incent appropriate conduct and do not encourage inappropriate or excessive risk that would not be in our or our stakeholders’ best interests;

•

the highly competitive nature of the steel industry;

•

  matters relating to our key suppliers and customers, including the current and expected conditions of those companies and their industries generally; and

•

the need to retain and motivate Management to continue our financial improvement and compete effectively.

Committee Conclusion and Action with Respect to 2015 Compensation Packages

After following its stated compensation process and discussing the factors set forth above, the Committee concluded that the 2015 compensation packages under consideration for each of our then-existing Executive Officers, including the CEO and other NEOs, were consistent with our compensation philosophy and were reasonable, competitive and appropriate, both individually and taken as a whole. The Committee’s conclusion with respect to these compensation packages, though based in part on subjective factors and reference to each individual’s compensation package in recent prior years, also was based on the
Committee’s evaluation of our performance in 2014, the year preceding the January 2015 meeting at which the Committee determined the 2015 compensation packages for the Executive Officers.

In its evaluation of our performance in 2014, the Committee considered a number of factors. In terms of safety performance, 2014 was another outstanding year, as we continued to lead the steel industry in safety (as measured by OSHA recordables) by a wide margin. With respect to quality performance, we established several all-time company best records for internal quality performances. In regards to productivity, we set new yield records at several operating units throughout 2014. On the innovation front, during 2014 we made significant progress in the development of enabling technologies for the next generation of advanced high-strength steels for the automotive industry and produced new innovative electrical and stainless steel products. Also, in September 2014, we acquired Dearborn Works to enhance our ability to better serve customers, further our automotive strategy and achieve additional operational flexibility. However, despite these achievements, we still reported a net loss for 2014, which the Committee also considered.

Ultimately, the Committee’s decisions with respect to 2015 compensation packages for the Executive Officers, including the NEOs, were primarily founded upon the Committee’s recognition of the high level of performance by each Executive Officer and the Committee’s confidence that the compensation packages provide proper incentive for these Executive Officers to remain employed with

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us and to continue to focus on serving our and our stockholders’ best interests. The Committee further concluded that these packages were appropriate in light of our continued progress with respect to financial performance and reflected both our conditions and the conditions faced by the steel industry generally. The Committee also concluded that the compensation packages would provide adequate and appropriate incentives to the
Executive Officers to work diligently and effectively to improve our performance for the long-term benefit of our shareholders in 2015 and beyond.

The Committee therefore approved the Executive Officer compensation packages for 2015, including those for the NEOs, that are reflected in the Summary Compensation Table beginning on page 70. The Committee then reported its action to the Board and recommended that the Board ratify the compensation packages approved by the Committee. After consideration and discussion by the Board as a whole, the Board ratified those packages. The approval and ratification of the 2015 compensation packages with respect to all of the NEOs occurred in January 2015.

What specific actions did the Committee take in 2015 with regard to the key elements of our executive compensation program for the NEOs and what were the principal reasons for those actions?

Summary of Key Takeaways: In 2015, the Committee did not increase the base salary of the CEO. It did increase the target bonus percentage for the CEO, and approved base salary increases for the other then-employed NEOs. The Committee approved base salary increases for Mr. Newport and Mr. Reich, who were promoted to Executive Vice
President, Finance, and CFO and Executive Vice President, Manufacturing, respectively, at the May 2015 meeting. Other than for the CEO, the Committee did not increase the target bonus percentages for the other NEOs under our Annual Plan or Long-Term
Plan (again, excluding increases made as a result of promotions). With respect to Mr. Newport and Mr. Reich, their promotions and commensurate compensation increases were consistent with the Board’s CEO succession planning process, which subsequently culminated with the election of Mr. Newport as CEO and Mr. Reich as President and COO, effective January 1, 2016, upon Mr. Wainscott’s retirement on December 31, 2015. With respect to determining the
NEOs compensation packages for 2015, throughout the process the Committee’s goal was to implement its philosophy that a compensation program should strengthen the commonality of interests between Management and our stockholders, while at the same time enabling us to attract, motivate and retain executives of high caliber and ability who will drive our success. Consistent with that philosophy, in January 2015 the Committee established compensation packages for Mr. Wainscott and the
NEOs as a group in which 73% and 70%, respectively, of their total available compensation was performance-based. (See charts at pages 40-41). Later in the year, the Committee recommended to the Board, and the Board approved, the promotions of
Mr. Newport and Mr. Reich and provided base salary increases, increases in their target bonus percentages under our incentive plans and equity awards in connection with those promotions.

Discussion:

Non-Performance Based Cash Compensation

Base Salary

The salary level
for an Executive Officer is assigned initially based upon experience, expertise, job responsibilities and competitive data, including a review of the salary levels for comparable positions at other similarly-situated major corporations as disclosed in competitive data presented by the Committee’s executive compensation consultant. The individual performance of each NEO other than Mr. Wainscott was reviewed by the Committee with Mr. Wainscott. Mr. Wainscott’s individual performance was reviewed by the Committee based upon a written evaluation by the Board of Mr. Wainscott’s performance against various goals and objectives. The Committee also reviewed the

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base salary levels of the Executive Officers for internal consistency and equity relative to each other. The principal factors in determining whether to increase, maintain, or decrease an annual base salary for an NEO are individual performance, our business performance, changes in job responsibility, and competitive market compensation data and trends, including with respect to our peer group. The Committee does not rely on any specific formula, nor does it assign specific weights to the various factors used in determining base salaries. Strong individual performance and strong performance of our business would generally result in above-market increases. Below-market increases, no increases, or even decreases may occur in years when either individual performance or our business performance has been below expectations.

In January 2015, after considering all of the above factors and consulting with the Committee’s executive compensation consultant, the Committee determined to increase the base salaries of the Executive Officers, excluding the CEO. The principal factors in this decision were the following: (1) our continued improvement in financial performance in 2014 as compared to 2013;
(2) we performed extremely well with respect to quality, establishing several all-time company best records for internal quality performances; (3) we experienced another year of outstanding safety performance and continued to lead the steel industry in safety, as measured by OSHA recordables, by a wide margin; and (4) we purchased and began integrating Dearborn Works, which was a meaningful and significant acquisition intended to enhance our ability to better serve customers, further our automotive strategy and achieve additional operational flexibility. In May 2015, Messrs. Newport and Reich each received promotions and received base salary increases in connection with their promotions. The amounts of the base salary increases for the NEOs are reflected in the Summary Compensation Table for 2015 at page 70, including the cumulative increases for Mr. Newport and Reich.

Performance Based Compensation – Cash and Equity

Annual Incentive Awards – Cash

We provide annual cash performance awards to our employees, including our NEOs, pursuant to our Annual Plan. This component of an
NEO’s compensation is intended to motivate the NEO to focus on both financial and non-financial annual performance-based goals that directly impact stockholders. Under the terms of the Annual Plan, a participant can earn a performance award based upon our annual performance against goals established for performance at a threshold, target and maximum level. The three performance metrics used for the goals are safety, quality and net income.

For 2015, a performance award at the target level would have been paid under the Annual Plan to Mr. Wainscott, our now retired
President and CEO, in an amount equal to 125% of base salary and a performance award at the maximum level would have been paid in an amount equal to 250% of base salary. For the other NEOs, and depending upon the NEO’s title and position, a performance award at the target level for 2015 would be paid in an amount equal to between 65% and 95% of base salary and a performance award at the maximum level may be paid in an amount equal to between 130% and 190% of base salary. Performance awards between the threshold and the target level are determined by a straight-line interpolation between those two levels, starting from a base of zero at the threshold level.

Under the terms of the Annual Plan, the Committee weights each performance factor as a percentage of the whole. As discussed above in the
“Changes to the Annual Plan” section at page 38, in January 2015 the Committee made two changes to our Annual Plan, with a goal of better aligning Management’s incentives with certain of our goals relating to safety and quality performance. The first change was to modify the weightings of the three performance metrics under the Annual Plan to allocate a slightly higher percentage to safety and quality. Thus, the Committee modified the weightings of the performance criteria for the Annual Plan to an allocation of 12.5% for safety, 12.5% for quality and 75% for financial performance at the maximum level. The second change was to de-link the quality metric from the financial performance metric, as previously participants in the Annual Plan

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were eligible to be rewarded for satisfying the quality performance metric only if we also achieved the financial performance metric for that annual period.

With respect to the safety performance factor, the metric selected by the Committee to measure performance was the number of
OSHA-recordable cases. That metric was selected because there is no higher priority for us than the safety of our employees and it is a standard metric reported to a federal government agency. It also is commonly used in the steel industry as a measure of safety performance. For the safety component of the 2015 Annual Plan, at its January 2015 meeting the Committee established a target level goal of no more than 39 OSHA-recordable injuries on a company-wide basis and a threshold level goal equal to 125% of that number. (The threshold goal in this instance is higher than the target goal because that reflects more injuries and therefore less successful performance.) Although these goals represented an increase on an absolute basis over
2014, these goals took into account that 2015 would be our first full year of operating the Dearborn Works, which historically had substantially worse safety performance on a relative basis than any of our existing steel plants. In addition, these goals reflected the increased scale of operations and additional employees that we assumed as a result of the Dearborn Works acquisition. Taking these factors into account, the Committee selected challenging, but achievable goals, which if achieved were expected to constitute industry leading performance. For 2015, we had a total of 38 OSHA-recordable injuries, including a best ever safety performance at the Dearborn Works, reflecting the significant time and effort that we invested to integrate Dearborn Works into our safety program. Thus, in 2015, we performed better than the target level performance goal for safety under the Annual Plan and the safety portion of the Annual Plan was paid in full (i.e., at 12.5% of the maximum available Annual Plan award).

With respect to the quality performance factor, the Committee selected three metrics: internal rejections, internal retreats and external customer claims. Those metrics were selected because they also are commonly used in the steel industry to measure both internal and external quality performance. In addition, there is a direct relationship between our performance with respect to each of those metrics and our costs attributable to quality. At its January 2015 meeting, the Committee established a 2015 target level goal of no more than 0.588% for the internal rejection rate, 1.349% for the internal retreat rate, and 0.204% for the customer claim rate. Again, the threshold goals for each of those metrics were set at 125% of the target goals. (As with the safety performance factor, a higher number reflects less successful performance). Much like the 2015 safety goals under the Annual Plan, although the 2015 quality goals would reflect slightly lower quality performance by us in the aggregate in 2015, the Dearborn Works plant’s historical quality performance was substantially below the level achieved by our existing operations. Thus, these goals were chosen because they represented challenging, but achievable goals that, if achieved, would reflect a significant improvement in quality performance at the
Dearborn Works and continue our recognized industry leading quality performance across all of our plants. In 2015, we were successful in materially improving the quality performance at Dearborn Works and also performed well across our other operations, such that in the aggregate we performed at a level better than the target level performance goals with respect to all three of the quality metrics used to measure our performance under the Annual Plan, and the quality portion of the
Annual Plan was paid in full (i.e., at 12.5% of the maximum available Annual Plan award).

With respect to the financial performance
factor, the Annual Plan establishes net income (excluding, in accordance with the terms of the plan, special, unusual and extraordinary items) as the performance metric and that was the performance metric used for 2015. This metric was established because it is a widely recognized and accepted measure of a company’s financial performance and the Committee believes it helps to align the interests of Management and our stockholders. The net income threshold goal typically is set at a level that would represent a minimum acceptable performance in the context of the business conditions and other challenges and opportunities that we may face or from which we may benefit. The target goal typically is set at a level which would represent performance that is demanding, but still reasonably attainable. The maximum goal is set at a level which would represent extraordinary performance. At its January 2015 meeting, the Committee

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established threshold, target and maximum net income performance goals for 2015 under the Annual Plan of $5 million, $35 million and $65 million, respectively (excluding, in accordance with the terms of the plan, special, unusual and extraordinary items). In 2015, we recorded a net loss for purposes of the Annual Plan financial component. In accordance with the terms of the Annual Plan, there thus was no payout with respect to the financial performance component for 2015.

In January 2015, the Committee approved the payment of performance awards for the 2015 performance period to the participants in the Annual Plan based upon the performance metrics described above. For the Executive Officers, including the NEOs, that payment was equal to 25% of the maximum potential incentive award under the Annual
Plan, which was attributable to our outstanding safety and quality performances in 2015. The amount of the Annual Plan performance awards to each of the NEOs for 2015 is included in the Summary Compensation Table for 2015 beginning on page 70.

Long-Term Incentive Awards – Cash

We also provide cash performance awards to our designated employees, including our NEOs, pursuant to our Long-Term Plan. The fundamental purposes of our Long-Term Plan are to:

•

align the interests of Management more closely with the interests of the stockholders;

•

link a portion of Management’s compensation to our performance;

•

increase the focus of Management on our long-term performance by establishing performance goals that support long-term strategies; and

•

  assist us in recruiting, retaining and motivating a highly talented group of managers who will successfully manage us to the long-term benefit of all of our stakeholders.

Under the terms of the Long-Term Plan, a participant can earn a performance award based upon our three-year performance against a goal established by the Committee at the start of that three-year period. For 2015, the Committee used cumulative EBITDA (excluding, in accordance with the terms of the plan, special, unusual and extraordinary items)
as the performance metric for the Long-Term Plan. The Committee selected this metric because the Committee believes it creates value and provides a strong incentive for Management to achieve our objective of sustainable profitability. Accordingly, the Committee believes the use of this metric will more closely align the interests of Management with the interests of our stockholders over the long term.

Pursuant to the terms of the Long-Term Plan, the Committee establishes cumulative EBITDA threshold, target and maximum payout goals in the first quarter of each three-year performance period. In determining the Long-Term Plan goals, the Committee attempts to establish a target goal that will be challenging to achieve and that is not likely to be satisfied with respect to every three-year performance period. As with respect to the Annual Plan goals, the threshold goal would be set at a level that would represent a minimum acceptable performance and the maximum goal would be set at a level that represents extraordinary performance. The threshold goal must be met before any payout is made.

A performance award at the target level would have been paid under the Long-Term Plan to Mr. Wainscott, our retired President and CEO, in an amount equal to 125% of base salary and a performance award at the maximum level in an amount equal to 250% of base salary. For the other NEOs, and depending upon the NEO’s position, a performance award at the target level may be paid in an amount equal to between 65% and 95% of base salary and a performance award at the maximum level may be paid in an amount equal to between 130% and 190% of base salary. If the threshold performance goal is achieved, then each participant would receive a performance award equal to one half of the target amount. There is a linear progression of the payout for achievement of cumulative EBITDA between the threshold, target and maximum payout goals. All payouts earned, if any, are paid in cash. For the three-year period ending December 31, 2015, the Committee established at its January 2013 meeting cumulative EBITDA goals of $1.0 billion as the threshold to reach for any

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incentive payment, $1.25 billion for payment at the target level, and $1.5 billion for payment at the maximum level. For the three-year period ending in 2015, we did not achieve the threshold performance level of cumulative EBITDA. Thus, no incentive payment was paid to the participants in the Long-Term Plan for the 2013 to 2015 performance period and the Summary Compensation Table beginning on page 70 does not include any payouts for
2015 to the NEOs under the Long-Term Plan.

Performance Share Awards – Equity

Performance share grants are an important element of an NEO’s annual compensation package because they closely align the interests of the NEOs and our stockholders by directly linking to the performance of our common stock over a three-year performance period the number of shares, if any, ultimately are earned by an NEO. Each grant of a performance share award is expressed as a target number of shares of our common stock. The number of shares of common stock, if any, actually earned by and issued to the NEO under a performance share award will be based upon our performance over the applicable performance period. By way of example, the performance period applicable to the performance share awards granted in January 2013 started on January 1, 2013 and ended on December 31, 2015. Depending upon our performance with reference to the performance categories described below, an NEO ultimately may earn from 0% to 150% of the target number of shares granted. The performance categories used to determine how many performance shares ultimately will be earned and issued are:

•

our “Total Stockholder Return,” defined as share price appreciation plus reinvested dividends, if any, during the performance period relative to the total stockholder return during that same period of the companies in the Standard & Poor’s 400 Midcap Index, and

•

our Growth Rate, defined as the compounded annual growth rate of the price of our common stock over the performance period, using as the base the average closing price of our common stock for the last 20 trading days during the month of December.

One-half of the total
target number of shares awarded may be earned based on the Growth Rate performance and the other half may be earned based on the relative Total Stockholder Return performance. The Committee chose the Growth Rate metric as an objective measure of the value created for shareholders over time. The Committee chose the relative Total Stockholder Return metric because it facilitates a comparison between the growth rate of our common stock over time and a broad-based market index. The Committee considered that the collective use of Growth Rate and relative Total Stockholder Return as performance metrics for the performance share awards created a balance between two commonly used internal and external metrics, both being recognized measures that are aligned to create shareholder value.

For each performance category, levels have been established to provide threshold, target and maximum payouts as follows:

  Payout (Stated as a % of
Category’s Target Shares)

Total Stockholder Return

Annual Stock Price Growth Rate

Threshold (50%)

25th percentile

5.0%

Target (100%)

50th percentile

7.5%

Maximum (150%)

75th percentile

10.0%

If the threshold performance level is not achieved in a performance category as of the end of the performance period, then none of the target shares related to that category will be earned or issued. If at least the threshold is achieved in a performance category, then shares will be earned and issued in an amount equal to the number of the award’s target shares related to that category, multiplied by a percentage determined by a straight-line interpolation between the actual level of our performance and the above-stated payout percentages. For the three-year performance period ending in 2015, our stock performance with respect to the Total Stockholder Return and Growth Rate metrics did not meet the

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threshold performance levels. Accordingly, no shares of our common stock were issued with respect to the three-year performance period that ended in 2015.

Other Equity Awards

Another
key component of an NEO’s annual compensation package is the grant of restricted stock and option awards under our Stock Plan. A principal purpose of such equity grants under our Stock Plan is to enhance the commonality of interests between
Management and our stockholders by linking executive compensation to our performance and to appreciation in the market price of our common stock. Equity grants also are intended to encourage executives to remain employed with us.

Restricted Stock Awards

Restricted stock generally has a value for an NEO only if the NEO remains in our employment for the period required for the stock to vest, thus providing an incentive for the NEO to remain employed with us. However, an exception to the requirement of continued employment occurs with respect to death, disability or retirement. Vesting occurs immediately upon death or disability.
Upon qualification for retirement, the restricted stock will continue to vest in the normal course after the date of retirement.

Restrictions on grants of common stock to our employees typically will lapse with respect to one-third of the shares on the first anniversary of the date of the award, and with respect to an additional one-third of the shares on each of the second and third anniversaries of the date of the award. That is the case with all of the restricted stock grants to the NEOs that occurred in January 2015 at the time the Committee determined the 2015 compensation packages for the NEOs. It is also the case with respect to restricted stock awards to Messrs. Newport and Reich in connection with promotions they received in May
2015.

Stock Option Awards

Stock option awards serve the purposes of the Stock Plan because they generally have a value to the grantee only if the grantee remains in our employment for the period required for the option to become exercisable, and then only if the market price of our stock increases above its price on the date the option was granted. This provides an incentive for the grantee to remain employed with us and to take actions that, over time, are intended to enhance the value of our stock. As with restricted stock, an exception to the requirement of continued employment is made in the event of death, disability or retirement. In addition, for stock options an exception is made for involuntary termination without cause. For each NEO, stock options are a part of the determination of the NEO’s overall compensation package for that year. All options granted to employees under the Stock Plan, including the NEOs, must be exercised within a ten-year period from the grant date and typically vest in three equal installments on the first, second and third anniversary of the grant date.

Under the terms of the Stock Plan, the exercise price for a share of our common stock underlying an option may not be less than the fair market value of our stock on the date on which such option was granted. It has been the uniform practice of the Committee to establish an option exercise price equal to the fair market value of the underlying common stock. Under the terms of the
Stock Plan, that fair market value is the average of the highest and lowest sales price for our common stock on the grant date (or if there were no sales of our common stock on the grant date, then the average of the highest and lowest sales price for our common stock on the nearest preceding trading day during which there were sales of such stock). It is both the policy and practice of the Committee only to grant options to our employees, including our NEOs, as of the date of the meeting at which the grants were made. This typically occurs at the Committee’s regularly-scheduled January meeting. Generally, the Committee only grants options at a meeting other than the January meeting in a situation in which an employee is being promoted (e.g., to a new key management or officer position) or is first hired. Under those circumstances, the grant may occur at a meeting other than the regularly-scheduled January

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2016 Proxy Statement

Committee meeting, but the grant date for the options still would be the date of the meeting at which the grant was approved. The exercise price for such options also still would be the fair market value of our common stock determined as described above under the terms of the Stock Plan. We have not had, and do not have, a practice of backdating stock options. In addition and as noted above, under the terms of the Stock Plan, the price of an option shall not be less than the fair market value of the shares on the date of the grant. Neither the selection of Committee meeting dates nor option grant dates is timed in any way to try to maximize gain or manipulate the price of an option. Management does not have a role in determining the timing of option grants.

2015 Equity Grants to NEOs

The Committee engaged FW Cook, our independent executive compensation consultant, to provide assistance in determining appropriate equity awards to the Executive Officers, including the NEOs, for 2015. In January 2015, FW Cook developed and provided to the Committee competitive compensation data based upon publicly available information from our peer group, as well as other survey data. The Committee considered this data as a factor in its determination of equity grants, but it did not utilize a particular compensation percentile as a benchmark for purposes of determining such grants. Rather, this competitive data was used by the Committee to help it assess the reasonableness of the grant awards under consideration by the Committee for an Executive Officer.

While there is no express policy with respect to the allocation of each type of equity award, the total value of shares at the grant date of the January 2015 equity grants to the NEOs was allocated approximately as follows: 25% stock options, 35% restricted stock, and 40% performance shares at target. In addition to these January grants, as part of the normal process for determining annual compensation packages for the NEOs, the Committee also made equity grants to Messrs. Newport and Reich in connection with their promotions in May 2015.

What pension, post-termination and other benefits are provided to Executive Officers?

Summary of Key Takeaways: We have two supplemental retirement plans for our Executive Officers and each
Executive Officer participates in one of these plans. Certain of our officers, including all but one of our NEOs, are eligible to participate in an unfunded nonqualified deferred compensation plan known as the Executive Minimum and Supplemental
Retirement Plan (“SERP”). At its March 2014 meeting, however, the Committee recommended to the Board, and the Board approved, locking the SERP and replacing it for future officers with another unfunded nonqualified deferred compensation plan referred to as the Executive Retirement Income Plan (“Retirement Plan”). The Retirement Plan is expected to provide a lower level of benefits than the SERP. In addition, we have entered into severance agreements and change-of-control agreements with each of the Executive Officers that provide post-termination benefits. None of those agreements include terms providing for “single triggers” or “gross up” payments.

Discussion:

Pension and Other Retirement Benefits

Non-Contributory Pension Plan

Prior to January 31, 2009, our full-time, non-represented salaried employees, including our then-employed NEOs, participated in a qualified benefit plan known as the Non-Contributory Pension Plan. Effective January 31, 2009, however, no new participants were allowed to enter the Non-Contributory Pension Plan and all benefit accruals under the plan for existing participants were frozen. For those who entered the Non-Contributory Pension Plan prior to January 31, 2009, retirement benefits are calculated using one of two formulas: (i) a cash balance formula, or (ii) a final average pay formula. Eligibility for coverage under a particular formula is typically determined by the date on which a participant commenced employment with us. The compensation taken into account in determining

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2016 Proxy Statement

benefits under either formula is subject to the compensation limits imposed by the Internal Revenue Code. A description of the terms of the Non-Contributory Pension Plan, including the formulas used to calculate a participant’s retirement benefits, is set forth in footnote (1) to the Pension Benefits Table beginning at page 81.

Supplemental Retirement Plans

We have two supplemental retirement plans for our Executive Officers. The Committee has determined that the supplemental retirement plans provide a retirement benefit that is a key competitive element of the overall compensation package and, therefore, important to recruiting and retaining key management members. Certain of our existing officers, including all but one of our NEOs, are eligible to participate in the SERP, which is an unfunded nonqualified deferred compensation plan. At its March 2014 meeting, however, the Committee recommended to the Board, and the Board approved, closing the SERP and replacing it for future officers with the Retirement Plan. The terms of the Retirement Plan were established by the Committee and recommended to and approved by the Board at its March 2014 meetings. The terms of each of these plans are described below.

SERP (locked as of March 2014)

All but one of the NEOs are participants in our SERP. The SERP provides (1) a “make up” of qualified plan benefits that were denied as a result of limitations imposed by the Internal Revenue Code, and (2) supplemental benefits to vested participants. As part of its annual review of retirement benefits provided to Executive Officers, including the NEOs, the
Committee has determined that the retirement benefit provided by the SERP continues to be a key element of a competitive compensation package and, therefore, important to retaining the Executive Officers who are participants in the plan.

The benefits for participants in the SERP, including the NEOs, vest under a form of graded vesting. More specifically, a participant will vest in 50% of his or her accrued benefit after a minimum requirement of five years of service as an officer with us and as a participant in the SERP, and in an additional 10% of such benefit for each year of service as our employee in addition to such five years, up to 100% vesting after ten years of total service. Vesting also will occur upon the effective date of a change of control (as defined in the SERP). In addition, vesting occurs upon the participant’s death or disability with respect to a participant who has completed at least five years of service with us. The form of payment is a lump sum payment to be made within 30 days after the later of attainment of age 55 or termination of employment, subject to a six-month delay for specified employees, including the NEOs. A participant whose employment with us terminates after his or her benefit has vested, but before the participant reaches the age of 60, is entitled to an early retirement benefit, reduced to its actuarial equivalent based on the participant’s age.

Benefits paid under the SERP are subject to an offset for any benefit received under our qualified defined benefit plan, as well as the actuarial equivalent of certain company-provided vested benefits accumulated under the Thrift Plan. A participant’s benefit under the SERP, prior to giving effect to such offset, is equal to the greater of: (1) 50% of his or her average covered compensation (base salary and bonus under the Annual Plan) during the employee’s highest three calculation years of eligible earnings over the participant’s last ten years of consecutive service, or (2) the participant’s benefit under the applicable qualified plan in which he or she participates without regard to the limitations imposed by the Internal Revenue Code. The present value of accumulated benefits for each of the NEOs under the SERP is set forth in the Pension Benefits Table beginning on page 81.

Retirement Plan (for new officers
after March 2014)

The Retirement Plan provides (1) a “make up” of qualified plan benefits that were denied as a result of limitations imposed by the Internal Revenue Code, and (2) supplemental benefits to vested participants. The Committee has determined that the retirement benefit provided by the Retirement Plan is a key element of a competitive compensation package to attract and retain future officers.

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2016 Proxy Statement

The benefits for participants in the Retirement Plan will vest under a form of graded vesting. A participant will vest in 50% of his or her accrued benefit after a minimum requirement of five years of service as an officer with us and as a participant in the Retirement Plan, and in an additional 10% of such benefit for each year of service as an employee of ours in addition to such five years, up to 100% vesting after ten years of total service. Vesting also will occur upon the effective date of a change of control (as defined in the Retirement Plan). In addition, vesting occurs with respect to a participant who has completed at least five years of service with us upon the participant’s death or disability. The form of payment is a lump sum payment to be made within 30 days after the later of attainment of age
55 or termination of employment, subject to a six-month delay for specified employees, including Executive Officers. A participant whose employment with us terminates after his or her benefit has vested, but before the participant reaches the age of
60, is entitled to an early retirement benefit, reduced to its actuarial equivalent based on the participant’s age.

Benefits
paid under the Retirement Plan are subject to an offset for any benefit received under our qualified defined benefit plan, as well as the actuarial equivalent of certain company-provided vested benefits accumulated under the Thrift Plan. A participant’s benefit under the Retirement Plan, prior to giving effect to such offset, is equal to the greater of: (1) 40% of his or her average annual base salary during the employee’s last three years of consecutive service, plus the annual average of any incentive awards received by the participant for the last ten consecutive annual performance periods under the Annual Plan; or (2) the participant’s benefit under the qualified plan without regard to the limitations imposed by the Internal Revenue Code. One of the current NEOs—Mr. Lauschke—participates in the Retirement Plan.

Thrift
Plan and Supplemental Thrift Plan

The Thrift Plan is a qualified retirement plan under Section 401(k) of the Internal
Revenue Code. It provides for matching contributions with respect to employee contributions up to 5% of base salary, a portion of which is guaranteed and a portion of which is dependent upon our net income. It further provides for supplemental contributions by us if our net income exceeds $150 million. At the same time that we locked and froze our Non-Contributory Pension Plan (see discussion above), we amended our Thrift Plan to add an automatic contribution by us to a participant’s account in the Thrift Plan. Effective January 31, 2009, the Thrift Plan provides for us to make a contribution to the account of each participant in the Thrift Plan equal to 3% of the participant’s base salary, whether or not the participant makes an elective contribution to the Thrift Plan. This 3% contribution is in addition to the matching contributions described above with respect to the participant’s elective contributions. All such contributions are subject to the compensation limits imposed by the Internal Revenue Code.

The Supplemental Thrift Plan is an unfunded nonqualified retirement plan.
It provides for matching contributions with respect to base salary that may not be taken into account under the Thrift Plan due to limits on earnings imposed by the Internal Revenue Code. The Supplemental Thrift Plan thus provides a vehicle to maximize matching contributions that otherwise would not be eligible for the Thrift Plan due to the Internal Revenue Code’s compensation limits.

The Committee has determined that the Supplemental Thrift Plan provides a retirement benefit that is a competitive element of the overall compensation package.

Any member of our Management, including an NEO, is eligible for participation in the Thrift Plan, but participants in the Supplemental Thrift Plan must be selected by the Committee. For 2015, the participants in the Supplemental Thrift Plan included all of the NEOs. The contributions under these plans for 2015 are set forth in the Nonqualified
Deferred Compensation Table on page 83. In 2015, all contributions to these plans were fixed contributions that were not dependent upon our net income and there were no performance-based contributions because we had a net loss for the year.

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2016 Proxy Statement

Executive Deferred Compensation Plan

We have an Executive Deferred Compensation Plan (the “Deferred Plan”). The Deferred Plan is an unfunded nonqualified deferred compensation arrangement. Participants are always fully vested in their accounts under this plan. Participants direct the investment of their accounts among available investment options (generally the same investment options available under our qualified thrift plan) at market rates. To be eligible to participate in the Deferred Plan, an employee must be an elected officer or other member of our Management. Eligible employees who desire to participate in the Deferred Plan must be selected by the Chairman and approved by the Committee. In 2015, none of the NEOs chose to participate in the Deferred Plan.

Post-termination Benefits

Severance and Change-of-Control Agreements – Rationale

We have entered into severance agreements and change-of-control agreements with each of the NEOs that provide post-termination benefits.
The descriptions of those agreements in this Proxy Statement are qualified in all respects by reference to the actual documents filed with the Securities and Exchange Commission. The current forms of the change–of–control and the severance agreements were attached as exhibits to a Form 8-K filed with the Securities and Exchange Commission on March 26, 2014. The only material change from the prior form of the agreements was to broaden the non-compete provision to reflect changes in competitive landscape for the industry.

For each of the NEOs, their initial severance and change-of-control agreements each had a five-year term, and renew automatically thereafter on a year-to-year basis unless written notice of non-renewal is given by either party at least 90 days prior to the expiration of the term. The agreements executed in 2014 continue for the remaining period of that initial five-year term. If the initial five-year term had expired, the agreements continue on a year-to-year basis. The new forms of these agreements were recommended by the Committee and approved by the Board in March 2014.

The severance agreements are provided to the NEOs because they promote our and our stakeholders’ interests by, among other things:

•

securing a release of claims from the terminated NEO and thereby avoiding the risk and financial exposure of employment litigation;

•

ensuring that for one year after termination of employment the NEO will not compete against us;

•

  ensuring that for one year after termination of employment the NEO will not solicit any of our employees to resign his or her employment;

•

ensuring that for one year after termination of employment the NEO will cooperate with respect to various matters in which the NEO was personally involved prior to the NEO’s employment termination; and

•

  securing an agreement by the NEO to arbitrate all legally arbitrable claims arising not only from the severance agreement, but also from the NEO’s employment relationship with us.

The change-of-control agreements are provided to the NEOs because they align our and our stakeholders’ interests by, among other things:

•

obtaining the same covenants and commitments as described above with respect to severance agreements; and

•

mitigating an NEO’s concerns about personal job security and financial well-being in the event of a change-of-control, thereby eliminating consequences that might prevent the NEO from providing objective advice and information to the Board and stockholders with respect to our proposed change-of-control, and helping to ensure that Management stays intact before and during a proposed change-of-control transaction.

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2016 Proxy Statement

The Committee annually reviews the form and terms of our severance and change-of-control agreements to evaluate whether they continue to promote our interests as noted above and were appropriate and competitive under the then-existing circumstances.

Severance Agreements Terms Overview

Under the terms of the existing form of severance agreement with our NEOs, an NEO who voluntarily terminates employment or whose employment is terminated involuntarily for cause would not receive any severance benefits associated with such termination. An NEO who is terminated involuntarily without cause would receive at a minimum a lump sum payment equal to the NEO’s base salary for a period of six months. In addition, if the NEO executes an agreement releasing us from any liability for claims relating to the NEO’s employment with us, the NEO also is entitled to receive:

•

an additional lump sum severance payment (ranging from 12 to 18 months of base salary);

•

a lump sum payment based upon the NEO’s assigned target amount under our Annual Plan (ranging from 1 to 1.5 times target) and a pro-rated payment of any
Annual Plan award actually earned for the year in which the termination occurs; and

•

  continuing coverage under our benefit plans, including life, health and other insurance benefits, for a specified period of time (ranging from 18 to 24 months).

Change-of-Control Agreements Terms Overview

An NEO typically is entitled to severance payments and other benefits under the NEO’s change-of-control agreement if, within 24 months following a change-of-control, the NEO’s employment with us is involuntarily terminated without cause or the NEO voluntarily terminates employment with us for “good reason.”

There are different versions of the change-of-control agreement with respect to the level of benefit payments made in the event of a change-of-control. The highest level of benefits was provided to Mr. Wainscott, our retired President and CEO. Although the terms of Mr. Wainscott’s agreement are summarized below, that agreement terminated upon his retirement on
December 31, 2015. For each NEO, the base severance benefit is a lump sum payment equal to the NEO’s base salary for a period of six months. In addition, if the NEO executes an agreement releasing us from any liability for claims relating to employment with us, the NEO would be entitled to receive:

•

  an additional lump sum severance payment, ranging from 18 to 24 months of base salary (Mr. Wainscott’s agreement provided for 30 months);

•

a lump sum payment based upon the NEO’s awards under our Annual Plan equal to two times (Mr. Wainscott’s agreement provided for three times) the greatest of (1) the NEO’s assigned Annual Plan target amount for the calendar year in which the termination occurs, (2) the actual Annual Plan payout for the calendar year immediately preceding the calendar year in which the termination occurs, or (3) the average of the Annual Plan payouts for the three calendar years immediately preceding the calendar year of termination, reduced in each instance by any amount otherwise paid or payable under the Annual Plan with respect to the preceding calendar year, plus a prorated Annual Plan payout at the maximum level for the portion of the then-current calendar year prior to date of termination;

•

a lump sum payment based upon the NEO’s awards under our Long-Term Plan equal to the bonus payment with respect to any completed performance period under the Long-Term Plan that has not been paid as of the date of termination (which amount shall not be less than it would be if calculated at the assigned target amount under the Long-Term Plan), plus a prorated Long-Term Plan payment at the target level for all incomplete performance periods as of the date of termination;

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2016 Proxy Statement

•

  continuing coverage under our benefit plans, including life, health and other insurance benefits, for 24 months (Mr. Wainscott’s agreement provided for
36 months);

•

additional service credits toward retiree medical coverage (ranging from two to three years);

•

  the immediate vesting of all restricted stock awards to the NEO under our Stock Plan and the lapse of all restrictions on such awards; and

•

the right, for a period of three years, to exercise all stock options awarded to the NEO under the Stock Plan without regard to any waiting period required by the Stock Plan (but subject to expiration of the original ten-year period for the option to be exercised).

Specific
Payments and Benefits under Severance and Change-of-Control Agreements

Each of the NEO’s change-of-control agreements
contains a “double trigger” which provides that the NEO is entitled to the payments and benefits under the agreement if, within 24 months following our change-of-control, the Executive Officer’s employment with us is involuntarily terminated without “cause” or the Executive Officer voluntarily terminates employment with us for “good reason.” None of these agreements include a so-called “gross-up” provision that would require a payment to the NEO if the NEO becomes subject to the federal excise tax on “parachute payments.” The specific circumstances that would trigger the payments and other benefits under the severance agreements, the estimated payments and benefits that would be provided in each covered circumstance for each NEO, how the payments and benefits are determined under such circumstances and all material conditions and obligations applicable to the receipt of the payments and benefits are set forth in the
Potential Payments Upon Termination or Change-of-Control discussion beginning on page 83.

Perquisites and Other Personal Benefits

Each of the NEOs receives various perquisites and other personal benefits, which the Committee has determined, based upon information provided by the Committee’s independent executive compensation consultant, are customary for Executive Officers of a company of our size and stature and appropriate to provide a competitive overall compensation package to our NEOs. These consist principally of reimbursement for tax planning services, financial planning services, and mandatory physical evaluations. In addition, Mr. Wainscott was permitted limited personal use of our airplane. Such personal use resulted in imputed income to Mr. Wainscott. We did not reimburse or “gross-up” payments to Mr. Wainscott with respect to the individual income taxes he incurred as a result of his personal use of the plane. Mr. Newport, our current CEO and Mr.
Wainscott’s successor, has elected to forego this perquisite and therefore will not utilize the corporate airplane for personal purposes. While the value of these perquisites and other personal benefits is not considered by the Committee to be a material component of the overall compensation package of an NEO, the perquisites and personal benefits provided to that NEO are disclosed in the All Other Compensation column of the Summary Compensation Table on page 70. In addition, the executives pay all taxes associated with these perquisites and other personal benefits and their compensation is not “grossed up” to cover such taxes.

Other Employee Benefit Plans

Each of the NEOs also participates, or is eligible to participate, in various employee benefit plans generally available to all employees on the same terms and conditions as with respect to other similarly situated employees. These include the normal and customary programs with respect to death and disability benefits generally available to all employees on the same terms and conditions of other similarly situated employees. It also includes the normal and customary programs for life insurance, health insurance, prescription drug insurance, dental insurance, vision insurance, pre-tax flexible spending accounts, short-
and long-term disability insurance, pension benefits (for certain NEOs), educational assistance and matching gifts for charitable contributions from the AK Steel Foundation.

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2016 Proxy Statement

While these benefits are considered to be an important and appropriate employment benefit for all of our employees, they are not considered to be a material component of an NEO’s annual compensation program. Because the NEOs receive these benefits on the same basis as other employees, these benefits are not established or determined by the Committee separately for each NEO as part of the NEO’s annual compensation package.

What is our Policy with Respect to Deductibility of Executive Compensation?

Summary of Key Takeaways: The Committee considers our anticipated tax treatment when determining executive compensation and routinely seeks to structure our executive compensation program in a way that preserves the deductibility of compensation payments and benefits, but the Committee has not adopted a strict policy that all executive compensation must be deductible under Section 162(m). Under certain circumstances, the Committee may choose to award compensation that cannot be deducted under Section 162(m).

Discussion: Section 162(m) of the Internal Revenue Code generally places a $1,000,000 limit on the deductibility for federal income tax purposes of the annual compensation paid to a company’s Chief Executive Officer and each of its other three most highly compensated Executive Officers (excluding the Chief Financial Officer). However,
“qualified performance-based compensation” is exempt from this deductibility limitation. Qualified performance-based compensation is compensation paid based solely upon the achievement of objective performance goals, the material terms of which are approved by the stockholders of the paying corporation.

The Committee considers our anticipated tax treatment when
determining executive compensation and routinely seeks to structure our executive compensation program in a way that preserves the deductibility of compensation payments and benefits. It should be noted, however, that there are many factors which are considered by the Committee in determining executive compensation and, similarly, there are many factors that may affect the deductibility of executive compensation. In order to maintain the flexibility to be able to compensate NEOs in a manner designed to promote varying corporate goals, the Committee has not adopted a strict policy that all executive compensation must be deductible under Section 162(m). Under certain circumstances, the Committee may choose to award compensation that cannot be deducted under Section 162(m).

III.
Consideration of shareholder “say-on-pay” voting results

In connection with our 2011 Annual Meeting of Stockholders, a majority of the votes cast by shareholders were in favor of holding an advisory vote on executive compensation on an annual basis. In light of those voting results and other matters considered by the Board of Directors, the Board decided to include a stockholder advisory vote on NEO compensation in our proxy materials on an annual basis. In the absence of a subsequent Board action to the contrary, this annual advisory vote decision will remain in effect until the next required stockholder advisory vote on the frequency of future stockholder advisory votes on NEO compensation, which will occur no later than our Annual Meeting of Stockholders in 2017.

In connection with our 2014 Annual Meeting
of Stockholders, more than 94% of the shares voted were in favor of a resolution to approve the compensation of the NEOs as disclosed in our 2014 Proxy Statement. Prior to that meeting, as part of our shareholder engagement program, Management reached out to a significant number of our largest shareholders to engage in dialogue with them concerning our executive compensation program. In the past, from time to time, Mr. Abdoo, as Chair of the Committee, has personally participated in such calls. The Committee considered the feedback it received through these shareholder engagement programs, along with the results of the voting by shareholders on our 2014 say-on-pay proposal, at the Committee’s January 2015 meeting at which it established the 2015 compensation packages for the NEOs described in this Proxy Statement.

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2016 Proxy Statement

At our 2015 Annual Meeting of Stockholders, 93% of the shares voted were cast in favor of a resolution to approve the compensation of the NEOs as disclosed in our 2015 Proxy Statement. As in prior years, before that meeting, as part of our shareholder engagement program, Management contacted a sizable number of our largest shareholders to engage in dialogue with them concerning our executive compensation program. The Committee considered the feedback it received through these shareholder engagement programs, along with the results of the voting by shareholders on our 2015 say-on-pay proposal, at the Committee’s January 2016 meeting at which it established the 2016 compensation packages for the NEOs.

On an
ongoing basis, the Committee also considers the policies and recommendations of proxy advisory firms with respect to executive compensation.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee of the
Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with Management and, based upon such review and discussion, the Management Development and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE MANAGEMENT DEVELOPMENT

AND COMPENSATION COMMITTEE

Mr. Richard A. Abdoo, Chair

Mr. John S. Brinzo

Ms. Sheri H. Edison

Mr. Robert H. Jenkins

Mr. Ralph S. Michael, III

Dr. James A. Thomson

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2016 Proxy Statement

SUMMARY COMPENSATION TABLE FOR
2015

The table below summarizes the total compensation paid to or earned by each Named Executive
Officer (“NEO”) for the years ended December 31, 2013, 2014, and 2015:

Name and Principal Position

Year

Salary ($)

Bonus ($)(1)

Stock Awards ($)(2)

Option Awards ($)(3)

Non- Equity Incentive Plan Compen- sation ($)(4)

  Change in Pension Value
and Nonqualified Deferred Compen- sation Earnings ($)(5)

All Other Compen- sation ($)(7)

SEC Total ($)

  Total
Not Including Change in Pension Value ($)(8)

James L. Wainscott (9)

2015

$
1,200,000

$0

$
1,671,705

$
565,796

$
750,000

$531,475

$
185,412

$
4,904,388

$
4,372,913

Chairman of the Board,

2014

1,200,000

0

1,899,712

582,144

288,000

4,358,265

116,653

8,444,774

4,086,509

President and CEO

2013

1,150,000

0

1,352,917

397,192

253,000

0(6)

150,405

3,303,514

3,303,514

Roger K. Newport (10)

2015

579,551

0

376,669

227,120

258,427

417,120

33,343

1,892,230

1,475,110

Executive VP, Finance

2014

460,257

41,667

409,513

206,219

71,974

792,003

29,694

2,011,327

1,219,324

and CFO

2013

360,000

0

150,588

44,278

46,800

0(6)

21,896

623,562

623,562

Kirk W. Reich (11)

2015

479,551

0

305,955

186,512

209,394

401,612

23,914

1,606,938

1,205,326

Executive VP,

2014

359,872

33,334

328,551

164,266

51,481

394,322

27,790

1,359,616

965,294

Manufacturing

Scott M. Lauschke (12)

2015

255,769

0

136,650

27,700

83,125

1,090,733

174,057

1,768,034

677,301

Vice President, Sales

and Customer Service

Eric S. Petersen

2015

300,000

0

120,540

42,108

97,500

49,267

17,320

626,735

577,468

Vice President,

Research and

Innovation

David C. Horn (13)

2015

312,500

0

316,539

107,448

148,438

68,801

103,574

1,057,300

988,499

Retired Executive VP,

2014

692,276

43,752

400,068

109,056

128,720

167,159

49,000

1,590,031

1,422,872

Chief Legal and Admin.

2013

637,500

0

253,759

74,408

95,625

196,137

44,210

1,301,639

1,105,500

Officer

(1)

These amounts for 2014 represent the value of the cash component of special awards made in recognition of significant contributions to various aspects of the acquisition and integration of Dearborn (“Dearborn Special Awards”). Awards were made to various employees, including several NEOs other than the CEO. Despite his exceptional leadership with respect to the Dearborn transaction, the
Committee did not include Mr. Wainscott among the special recognition award recipients solely because of his status as our CEO. The total size of the awards (including both cash and non-cash components) ranged from one to two months of base salary, depending on each recipient’s contribution and criticality to the transaction. Fifty percent of the award value to each NEO was provided in cash and the remaining fifty percent was provided in restricted shares that vest ratably over two years. The value of the portion of each award paid in time-vested shares is reflected in the Stock Awards column above, as well as in the Grants of Plan Based Awards Table at page 75.

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2016 Proxy Statement

(2)

The amounts in this column reflect the aggregate grant date fair value of awards computed in accordance with ASC Topic 718 for awards of both restricted stock and performance shares pursuant to the Stock Plan. A discussion of the assumptions used to calculate the value of the stock awards reported in this column is located in Note 12 to the consolidated financial statements included in our 2015
Annual Report. The following table sets forth the values for only the performance share awards, as of their respective grant dates, assuming the performance conditions of such awards are achieved at their maximum potential levels:

Maximum Award Value(a)

2015

2014

2013

James L. Wainscott

$
1,360,373

$
1,694,400

$
1,240,355

Roger K. Newport

182,619

222,720

138,443

Kirk W. Reich

146,003

177,600

(b)

Scott M. Lauschke

0

(c)

(c)

Eric S. Petersen

97,335

(c)

(c)

David C. Horn

255,389

317,760

232,611

(a)
  The maximum award values in this table are calculated by multiplying the grant date fair value of performance share grants from the Grants of Plan-Based
Awards Table by 1.5.

(b)
Since Mr. Reich was not an NEO during 2013, award values are not included for that year.

(c)
Since Messrs. Lauschke and Petersen were not NEOs during 2013 and 2014, award values are not included for those years.

Also included in this “Stock Awards” column for 2014 are amounts representing the value of the time-vested restricted stock component of the Dearborn Special Awards described in footnote (1) of this Summary Compensation Table.

(3)

The amounts in this column reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 for awards of stock options pursuant to the
Stock Plan. A discussion of the assumptions used to calculate the value of the stock options reported in this column is located in Note 12 to the consolidated financial statements included in our 2015 Annual Report.

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2016 Proxy Statement

(4)

The table below summarizes the payments to each NEO under our Annual Incentive Plan and Long-Term Plan for the fiscal years ended December 31, 2013,
2014, and 2015. Since Messrs. Lauschke and Petersen were not NEOs during 2013 and 2014, and Mr. Reich was not an NEO during 2013, no award value is included for them for those years.

Non-Equity Incentive Plan Compensation

Name

Year

Annual Incentive Plan ($)

Long-Term Plan ($)

Total ($)

James L. Wainscott

2015

$
750,000

$
0

$
750,000

2014

288,000

0

288,000

2013

253,000

0

253,000

Roger K. Newport

2015

258,427

0

258,427

2014

71,974

0

71,974

2013

46,800

0

46,800

Kirk W. Reich

2015

209,394

0

209,394

2014

51,481

0

51,481

Scott M. Lauschke

2015

83,125

0

83,125

Eric S. Petersen

2015

97,500

0

97,500

David C. Horn

2015

148,438

0

148,438

2014

128,720

0

128,720

2013

95,625

0

95,625

(5)

The amounts reported in this column represent the change in pension value for each NEO. No NEO received preferential or above-market earnings on deferred compensation. The change in pension value for each NEO principally was the result of three factors: (i) a change in the ordinary course of the qualified earnings of each NEO used to calculate pension values; (ii) a change in the calculation of the interest component as a result of each NEO’s change in age relative to the NEO’s assumed retirement date; and (iii) a change in the discount rates used to determine the lump sum pension benefit as of the NEO’s assumed future payout date following his retirement and then to calculate the present value of the lump sum pension benefit to the reporting date. Another less significant factor that impacts the actuarial increase in pension value is the change in the value of the benefits to which an NEO is entitled under a qualified plan. See footnotes to Pension Benefits Table, below, for further explanation of the methodology used to calculate the present value of accumulated pension benefits for each
NEO.

(6)

In any case where an NEO’s change in pension value was negative, the value is reported as $0 in the Summary Compensation Table in accordance with applicable disclosure regulations. The actual negative change in pension values in 2013 were as follows: ($851,580) for Mr. Wainscott and ($283,405) for Mr. Newport. Pension values at a given point in time for each NEO will vary based upon changes in the discount rate used to calculate the present value of the pension benefits or a change in the interest component of the value as a result of the NEO’s change in age relative to the NEO’s assumed retirement date. This variation was particularly acute for Mr. Wainscott from 2013 to 2015. In 2013, the calculated value of his pension decreased by approximately $0.85 million. In 2014, it increased by approximately $4.36 million. In 2015, it increased by approximately $0.53 million. The differences are attributable almost entirely to changes in two interest rates used to calculate his pension value as of an assumed payout date for him in the future after he reaches the age of 60 and is entitled to receive his full pension benefits. The first is the discount rate used to determine Mr. Wainscott’s future lump sum pension benefit as of that assumed future payout date following his retirement. The second interest rate that changed is the discount rate used to calculate the present value of Mr. Wainscott’s lump sum pension benefit to the reporting date. Similar effects occurred for Mr. Newport from 2013 to 2015, though to a lesser extent than with respect to Mr. Wainscott, based upon differences in their ages

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2016 Proxy Statement

relative to when they would be entitled to receive a full pension benefit and the impact of present valuing that benefit.

(7)

The compensation shown in this column includes matching contributions made by us to a qualified defined contribution plan and a nonqualified supplemental thrift plan, imputed income on Company-sponsored life insurance, dividends on restricted stock and perquisites. A summary of the amounts included in this column is provided in the table below. Perquisites included in this column and provided to the
NEOs include: reimbursement for tax planning services, financial planning services, mandatory physical evaluations, use of company-owned tickets to athletic events, and our contributions to health savings accounts. They also included limited personal use of the corporate aircraft for Mr. Wainscott and his family, prior to his retirement as our President and CEO. Mr. Wainscott is not afforded personal use of the corporate aircraft in his current role as Non-Executive Chairman.
Mr. Newport, who has succeeded Mr. Wainscott as CEO, has elected to forego personal use of the corporate aircraft for him and his family.

Summary of All Other Compensation

Name

Year

Company Fixed Contribution to the Qualified Plan

Company Match to the Qualified Plan

Company Match to the Non- Qualified Plan

Imputed Income on Life Insurance

Dividends on Restricted Stock

Perquisites

Vacation in Lieu of Time Off

Relocation

Total

James L. Wainscott

2015

$7,950

$6,625

$23,375

$12,131

$0

$61,485(a)(b)

$73,846

$0

$185,412

2014

7,800

6,500

23,500

12,131

0

66,722(b)

0

0

116,653

2013

7,650

6,375

22,375

11,615

0

102,390(b)

0

0

150,405

Roger K. Newport

2015

7,950

6,625

7,864

3,067

0

7,837

0

0

33,343

2014

7,800

6,500

5,006

2,397

0

7,991

0

0

29,694

2013

7,650

6,375

2,625

1,211

0

4,035

0

0

21,896

Kirk W. Reich

2015

7,950

6,625

5,363

1,640

0

2,336

0

0

23,914

2014

7,800

6,500

2,496

1,204

0

9,790

0

0

27,790

Scott M. Lauschke

2015

7,673

6,394

0

828

0

21,542(b)

0

137,620

174,057

Eric S. Petersen

2015

7,950

6,625

875

995

0

875

0

0

17,320

David C. Horn

2015

7,950

6,625

1,188

4,791

0

10,905(b)

72,115

0

103,574

2014

7,800

6,500

10,806

10,542

0

13,352(b)

0

0

49,000

2013

7,650

6,375

9,563

9,717

0

10,905(b)

0

0

44,210

(a)

Valuation of Personal Use of Corporate Aircraft:    The value of Mr. Wainscott’s personal aircraft usage (prior to his retirement as President and CEO) included in the number reported in this column is $51,257 for 2015 and is based upon the incremental cost of the usage to us. It includes fuel costs, trip-related crew travel expenses (such as hotels, meals and ground transportation), in-flight meals, landing and ground handling fees and taxes, trip-related engine maintenance service plan costs, and an allocated portion of plane maintenance costs based upon the average per hour flown. The calculation does not include fixed costs that would be incurred regardless of whether there is any personal use of the aircraft (e.g., aircraft purchase costs, depreciation, crew salaries and related benefit costs, and insurance costs). Mr. Newport, our current
CEO, has elected to forego personal use of the corporate aircraft.

(b)
  The perquisites provided are set forth in the “Perquisites and Other Personal Benefits” section on page 67 of the Compensation Discussion and
Analysis.

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2016 Proxy Statement

(8)

The amounts reported in this column differ substantially from, and are not a substitute for, the amounts reported in the “SEC Total” column. The amounts reported in this column are solely intended to facilitate a stockholder’s understanding of how changes in pension value impact the total compensation reported in this Summary Compensation Table in any given year. To facilitate that understanding, this column shows total compensation without pension value changes. The amounts reported in this column are calculated by subtracting the value reported in the “Change in Pension Value and Nonqualified Deferred Compensation
Earnings” column from the amounts reported in the “SEC Total” column. The calculation of the pension values and the causes of the significant year-over-year changes in pension value are explained in footnotes 5 and 6, above.

(9)
Mr. Wainscott retired on December 31, 2015.

(10)
Mr. Newport became Chief Executive Officer on January 1, 2016.

(11)
Mr. Reich became President and Chief Operating Officer on January 1, 2016.

(12)
Mr. Lauschke joined us on February 23, 2015.

(13)
Mr. Horn retired on May 31, 2015.

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2016 Proxy Statement

GRANTS OF PLAN-BASED AWARDS TABLE

The table below summarizes equity and non-equity grants to the NEOs during the fiscal year ended
December 31, 2015:

Name

 Estimated Future Payments   Under Non-Equity Incentive Plan
Awards

 Estimated Future Payouts   Under Equity Incentive Plan Awards
(3)

All Other Stock Awards: Number of Shares or Units (#)(4)

All Other Option Awards: Number of Securities Underlying Options (#)(5)(6)

Exercise Or Base Price of Option Awards ($/Sh)(6)

Grant Date Fair Value of Awards ($)(7)

Grant Date

Threshold ($)

Target ($)

Maximum ($)

Threshold (#)

Target (#)

Maximum (#)

James L. Wainscott

(1)

$0

$1,500,000

$3,000,000

—

—

—

—

—

—

—

(2)

750,000

1,500,000

3,000,000

—

—

—

—

—

—

—

1/21/15

—

—

—

146,750

293,500

440,250

—

—

—

$906,915

1/21/15

—

—

—

—

—

—

192,400

—

—

764,790

1/21/15

—

—

—

—

—

—

—

233,800

$3.975

565,796

Roger K. Newport

(1)

$0

$440,000

$880,000

—

—

—

—

—

—

—

(2)

220,000

440,000

880,000

—

—

—

—

—

—

—

1/21/15

—

—

—

19,700

39,400

59,100

—

—

—

$121,746

1/21/15

26,300

104,543

5/28/15

—

—

—

—

—

—

29,200

—

—

150,380

1/21/15

—

—

—

—

—

—

—

31,700

$3.975

76,714

5/28/15

—

—

—

—

—

—

—

47,900

5.150

150,406

Kirk W. Reich

(1)

$0

$337,500

$675,000

—

—

—

—

—

—

—

(2)

168,750

337,500

675,000

—

—

—

—

—

—

—

1/21/15

—

—

—

15,750

31,500

47,250

—

—

—

$97,335

5/28/15

—

—

—

—

—

—

21,000

—

—

83,475

1/21/15

—

—

—

—

—

—

24,300

—

—

125,145

1/21/15

—

—

—

—

—

—

—

25,300

$3.975

61,226

5/28/15

—

—

—

—

—

—

—

39,900

5.150

125,286

Scott M. Lauschke

(1)

$0

$166,250

$332,500

—

—

—

—

—

—

—

(2)

97,500

195,000

390,000

—

—

—

—

—

—

—

2/23/15

—

—

—

0

0

0

—

—

—

$0

2/23/15

—

—

—

—

—

—

30,000

—

—

136,650

2/23/15

—

—

—

—

—

—

—

10,000

$4.555

27,700

Eric S. Petersen

(1)

$0

$195,000

$390,000

—

—

—

—

—

—

—

(2)

97,500

195,000

390,000

—

—

—

—

—

—

—

1/21/15

—

—

—

10,500

21,000

31,500

—

—

—

$64,890

1/21/15

—

—

—

—

—

—

14,000

—

—

55,650

1/21/15

—

—

—

—

—

—

—

17,400

$3.975

42,108

David C. Horn

(1)

$0

$712,500

$1,425,000

—

—

—

—

—

—

—

(2)

356,250

712,500

1,425,000

—

—

—

—

—

—

—

1/21/15

—

—

—

27,550

55,100

82,650

—

—

—

$170,259

1/21/15

—

—

—

—

—

—

36,800

—

—

146,280

1/21/15

—

—

—

—

—

—

—

44,400

$3.975

107,448

(1)

The amounts reported in this row represent the range of potential awards under the threshold, target and maximum performance objectives established in
January 2015 for the 2015 performance period under the Annual Plan, as described in the “Overview of Key Pay-for-Performance Components and Application to 2015 Executive Compensation” and “Annual Incentive Awards” sections of the
Compensation Discussion and Analysis. The estimate is based on the NEO’s base pay on January 1, 2015 and, in the case of Mr. Lauschke, the base pay on his

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2016 Proxy Statement

hire date of February 23, 2015. The amounts actually paid to each NEO for 2015 are set forth in the Summary Compensation Table at page 70.

(2)

The amounts reported in this row represent the range of potential awards under the threshold, target and maximum performance objectives established in
January 2015 for the 2015-2017 performance period under the Long-Term Plan, as described in the “Overview of Key Pay-for-Performance Components and Application to 2015 Executive Compensation” and “Long-Term Incentive Awards”
sections of the Compensation Discussion and Analysis. The estimate is based on the NEO’s base pay on January 1, 2015 and, in the case of Mr. Lauschke, the base pay on his hire date of February 23, 2015. No payments were earned or made to any NEO for the three-year performance period ending in 2015, as set forth in the Summary Compensation Table.

(3)

The amounts reported in this column represent the range of the potential number of performance shares representing a right to receive shares of our common stock that may be issued to each NEO for the 2015-2017 performance period under the Stock Plan. Terms applicable to the performance share grants reported in this column are described in the “Overview of Key Pay-for-Performance Components and
Application to 2015 Executive Compensation” and “Equity Awards” sections of the Compensation Discussion and Analysis.

(4)

The amounts reported in this column represent the number of shares of restricted stock granted under the Stock Plan to each NEO in 2015. The restrictions on the transfer of the restricted stock grants reported in this column made on January 21, 2015, February 23, 2015, and May 28, 2015 will lapse in equal installments on one-third of the shares granted on each of the first three anniversaries of the respective grants. Other terms applicable to the restricted stock grants reported in this column are described in the “Overview of Key Pay-for-Performance Components and Application to 2015 Executive Compensation” and
“Equity Awards” sections of the Compensation Discussion and Analysis.

(5)

The amounts reported in this column represent the number of nonqualified stock options granted to each NEO under the Stock Plan in 2015. Each option represents a right to purchase a share of our common stock at a price established in an option award agreement at the time of the grant. The stock options reported in this column that on January 21, 2015, February 23, 2015, and
May 28, 2015 will lapse in equal installments on one-third of the options granted on each of the first three anniversaries of the respective grants. Other terms applicable to the stock options granted under the Stock Plan are described in the
“Overview of Key Pay-for-Performance Components and Application to 2015 Executive Compensation” and “Equity Awards” sections of the Compensation Discussion and Analysis.

(6)

The exercise price for options granted under the Stock Plan equals the average of the high and low sales prices for our common stock on the grant date. If there were no sales of our common stock on the grant date, then the exercise price equals the average of the high and low sales prices for our common stock on the nearest preceding trading day on which there were sales of our common stock.

(7)

The grant date fair value of restricted stock awards is calculated by multiplying the total number of shares granted times the fair market value of those shares. The fair market value of restricted stock is the average of the high and low sales prices of a share of our common stock on the grant date. The grant date fair value of stock options and performance shares are valued by our actuary in accordance with ASC Topic 718. A discussion of the assumptions used to calculate the grant date value of stock options and performance shares reported in this column is located in Note 12 to the consolidated financial statements included in our 2015
Annual Report.

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2016 Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The table below provides information as to all outstanding option awards and restricted and performance share awards held by the NEOs as of December 31, 2015:

Name

Option Award Grant Date

Number of Securities Underlying Unexercised Options Exercisable (#)

Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)

Option Exercise Prices ($)

Option Expiration Date

Number of Shares or Units of Stock That Have Not Vested (#)(7)

Market Value of Shares or Units of Stock That Have Not Vested ($)(8)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That
Have Not Vested (#)(9)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That
Have Not Vested ($)(8)

James L. Wainscott

01/18/07

80,000

0

16.7550

01/18/17

209,972

$ 470,337

215,500

$ 482,720

01/17/08

36,000

0

36.5850

01/17/18

01/21/09

107,654

0

9.210

12/31/18

01/20/10

60,000

0

22.9650

12/31/18

01/19/11

89,000

0

14.5700

12/31/18

01/18/12

151,600

0

9.1100

12/31/18

01/23/13

101,066

50,534(1)

4.5900

12/31/18

01/22/14

50,533

101,067(2)

6.7200

12/31/18

01/21/15

0

233,800(3)

3.9750

12/31/18

Roger K. Newport

01/19/06

1,667

0

$7.8850

01/19/16

59,245

$ 132,709

62,600

$ 140,224

01/18/07

5,000

0

16.7550

01/18/17

01/17/08

2,750

0

36.5850

01/17/18

01/21/09

7,500

0

9.210

01/21/19

01/20/10

4,125

0

22.9650

01/20/20

01/19/11

8,700

0

14.5700

01/19/21

01/18/12

14,100

0

9.1100

01/18/22

01/23/13

11,266

5,634(1)

4.5900

01/23/23

01/22/14

6,666

13,334(2)

6.7200

01/22/24

05/29/14

12,166

24,334(4)

6.2050

05/29/24

01/21/15

0

31,700(3)

3.9750

01/21/25

05/28/15

0

47,900(5)

5.150

05/28/25

Kirk W. Reich

10/19/06

534

0

$14.6850

10/19/16

69,736

$ 156,209

50,000

$ 112,000

01/18/07

2,334

0

16.7550

01/18/17

01/17/08

2,000

0

36.5850

01/17/18

01/21/09

6,375

0

9.210

01/21/19

01/20/10

3,625

0

22.9650

01/20/20

01/19/11

8,300

0

14.5700

01/19/21

01/18/12

14,100

0

9.1100

01/18/22

01/23/13

9,400

4,700(1)

4.5900

01/23/23

01/22/14

5,333

10,667(2)

6.7200

01/22/24

05/29/14

9,666

19,334(4)

6.2050

05/29/24

01/21/15

0

25,300(3)

3.9750

01/21/25

05/28/15

0

39,900(5)

5.150

05/28/25

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2016 Proxy Statement

Name

Option Award Grant Date

Number of Securities Underlying Unexercised Options Exercisable (#)

Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)

Option Exercise Prices ($)

Option Expiration Date

Number of Shares or Units of Stock That Have Not Vested (#)(7)

Market Value of Shares or Units of Stock That Have Not Vested ($)(8)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That
Have Not Vested (#)(9)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That
Have Not Vested ($)(8)

Scott M. Lauschke

02/23/15

0

10,000(6)

$4.5550

02/23/25

30,000

$67,200

0

$0

Eric S. Petersen

01/19/06

2,250

0

$7.8850

01/19/16

68,066

$152,468

37,400

$83,776

01/18/07

3,500

0

16.7550

01/18/17

01/17/08

1,500

0

36.5850

01/17/18

01/21/09

4,500

0

9.210

01/21/19

01/20/10

2,250

0

22.965

01/20/20

01/19/11

3,106

0

14.570

01/19/21

01/18/12

5,500

0

9.110

01/18/22

01/23/13

3,666

1,834(1)

4.590

01/23/23

01/22/14

4,700

9,400(2)

6.720

01/22/24

01/21/15

0

17,400(3)

3.9750

01/21/25

David C. Horn

01/19/06

10,000

0

7.8850

01/19/16

38,616

$86,500

23,284

$52,156

01/18/07

15,000

0

16.7550

01/18/17

01/17/08

6,750

0

36.5850

01/17/18

01/21/09

20,185

0

9.210

05/31/18

01/20/10

10,093

0

22.9650

05/31/18

01/19/11

18,500

0

14.5700

05/31/18

01/18/12

28,400

0

9.1100

05/31/18

01/23/13

18,933

9,467(1)

4.5900

05/31/18

01/22/14

9,466

18,934(2)

6.7200

05/31/18

01/21/15

0

44,400(3)

3.9750

05/31/18

(1)
These options became exercisable on January 23, 2016.

(2)
These options became, or will become, exercisable as follows: one-half on January 22, 2016, one-half on January 22, 2017.

(3)
  These options became, or will become, exercisable as follows: one-third on January 21, 2016, one-third on January 21, 2017 and one-third on
January 21, 2018.

(4)
These options became, or will become, exercisable as follows: one-half on May 29, 2016 and one-half on May 29, 2017.

(5)
  These options became, or will become, exercisable as follows: one-third on May 28, 2016, one-third on May 28, 2017 and one-third on May 28,
2018.

(6)
  These options became, or will become, exercisable as follows: one-third on February 23, 2016, one third on February 23, 2017 and one third on
February 23, 2018.

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2016 Proxy Statement

(7)
The restricted stock awards that had not vested as of December 31, 2015 have vesting dates as follows:

Mr. Wainscott

Mr. Newport

Mr. Reich

Mr. Lauschke

Mr. Petersen

Mr. Horn

01/21/2016

43,883

6,062

7,000

0

4,667

7,670

01/22/2016

26,145

3,481

4,000

0

3,533

4,481

01/23/2016

26,034

2,927

3,533

0

2,000

4,396

02/23/2016

0

0

0

10,000

0

0

05/28/2016

0

6,731

8,000

0

0

0

05/29/2016

0

4,380

5,166

0

0

0

07/18/2016

0

0

0

0

45,000

0

11/07/2016

0

2,221

2,570

0

0

2,248

01/21/2017

43,883

6,062

7,000

0

4,666

7,670

01/22/2017

26,144

3,480

4,000

0

3,533

4,481

02/23/2017

0

0

0

10,000

0

0

05/28/2017

0

6,730

8,100

0

0

0

05/29/2017

0

4,379

5,167

0

0

0

01/21/2018

43,883

6,062

7,000

0

4,667

7,670

02/23/2018

0

0

0

10,000

0

0

05/28/2019

0

6,730

8,100

0

0

0

Total:

209,972

59,245

69,736

30,000

68,066

38,616

(8)

The dollar value shown in the column is calculated by multiplying the closing market price of our common stock as of December 31, 2015 ($2.24 per share)
by the number of shares set forth in the preceding column.

(9)
The performance period end dates and vesting dates for Unearned Shares are as follows:

Mr. Wainscott

Mr. Newport

Mr. Reich

Mr. Lauschke

Mr. Petersen

Mr. Horn

12/31/2016

117,667

23,200

18,500

0

16,400

15,631

12/31/2017

97,833

39,400

31,500

0

21,000

7,653

Total:

215,500

62,600

50,000

0

37,400

23,284

OPTION EXERCISES AND STOCK VESTED TABLE

The table below provides information for each option exercised and each stock grant that vested during the fiscal year ended December 31, 2015:

Option Awards

Stock Awards

Name

Number of Shares Acquired on Exercise (#)

Value Realized on Exercise ($)(1)

Number of Shares Acquired on Vesting (#)(2)

Value Realized on Vesting ($)(2)(3)

James L. Wainscott

—

$—

114,600

$459,928

Roger K. Newport

—

—

27,869

121,843

Kirk W. Reich

—

—

18,803

78,454

Scott M. Lauschke

—

—

0

0

Eric S. Petersen

—

—

7,534

30,247

David C. Horn

—

—

24,873

95,562

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2016 Proxy Statement

(1)

Value realized on exercise is calculated by multiplying the number of shares acquired upon exercise by the difference between (i) the average of the high and low sales prices for our common stock on the exercise date and (ii) the exercise price. There were no options exercised during 2015.

(2)

The amounts in these columns reflect the gross number of shares acquired upon vesting and the corresponding gross value realized, based upon such gross number of shares. The table below summarizes the net number of shares acquired on vesting and the corresponding net value realized by each NEO from this net number of shares. The net number of shares acquired on vesting has been calculated by subtracting (i) the actual number of shares that were withheld for tax purposes from (ii) the gross number of shares. The net value realized has been calculated by multiplying (a) the net number of shares acquired upon vesting by
(b) the average of the high and low sales prices for our common stock on the respective vesting dates for each award of restricted stock that vested during the fiscal year ended December 31, 2015. There were no shares acquired during 2015 from performance share grants.

Stock Awards

Name

Net Number of Shares Acquired on Vesting (#)

Net Value Realized on Vesting ($)

James L. Wainscott

75,118

$301,438

Roger K. Newport

18,591

81,523

Kirk W. Reich

12,321

51,502

Scott M. Lauschke

0

0

Eric S. Petersen

4,695

18,849

David C. Horn

15,797

60,562

(3)

Value realized on vesting is calculated by multiplying (i) the number of shares acquired upon vesting of restricted stock by (ii) the average of the high and low sales prices for our common stock on the vesting date.

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2016 Proxy Statement

PENSION BENEFITS TABLE

The table below provides the benefit plan name, the number of years of creditable service and the present value of accumulated benefits as of December 31, 2015, and the payments, if any, made to each NEO during the last fiscal year:

Name

Plan Name

Number of Years of Credited Service (#)

Present Value of Accumulated Benefits ($)(4)

Payments During Last Fiscal Year ($)

James L. Wainscott

AK Steel Corporation Non-Contributory Pension Plan(1)

20.75

$
91,747

$
0

AK Steel Corporation Executive Minimum and Supplemental Retirement Plan

(2
)

28,532,724

0

Roger K. Newport

AK Steel Corporation Non-Contributory Pension Plan(1)

30.78

1,151,963

0

AK Steel Corporation Executive Minimum and Supplemental Retirement Plan

(2
)

2,657,501

0

Kirk W. Reich.

AK Steel Corporation Non-Contributory Pension Plan(1)

26.99

705,692

0

AK Steel Corporation Executive Minimum and Supplemental Retirement Plan

(2
)

1,845,822

0

Scott M. Lauschke .

AK Steel Corporation Non-Contributory Pension Plan(1)

N/A

0

0

AK Steel Corporation Executive Retirement Income Plan

(3
)

1,090,733

0

Eric S. Petersen.

AK Steel Corporation Non-Contributory Pension Plan(1)

24.58

655,130

0

AK Steel Corporation Executive Minimum and Supplemental Retirement Plan

(2
)

1,240,773

0

David C. Horn

AK Steel Corporation Non-Contributory Pension Plan(1)

14.5

0

49,097

AK Steel Corporation Executive Minimum and Supplemental Retirement Plan

(2
)

0

10,295,344

(1)

Our full-time, non-represented salaried employees, including our NEOs, who were hired prior to January 31, 2009, are eligible for retirement benefits under a qualified benefit plan known as the Non-Contributory Pension Plan (the “NCPP”). Retirement benefits are calculated under the NCPP using one of two formulas: (i) a cash balance formula (the “Cash Balance Formula”) or
(ii) a final average pay formula (the “Final Average Pay Formula”). Eligibility for coverage under a particular formula typically is determined by the date on which a participant commenced employment with us. The NCPP was closed to new entrants and benefit accruals were frozen as of January 31, 2009. All of the participants in the NCPP are vested. The compensation taken into account in determining benefits under either formula is subject to the compensation limits imposed by the Internal Revenue Code.

  Under the Cash Balance Formula, a participant’s account is credited monthly with (i) a service credit based on the participant’s years of service and eligible compensation for that month

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2016 Proxy Statement

(service credits ceased after January 31, 2009, when we froze NCPP benefits), and (ii) an interest credit based on the participant’s account balance as of the beginning of the year and an interest rate as determined and defined in the Cash Balance Formula. For purposes of the Cash Balance Formula, eligible compensation generally includes the participant’s base salary and incentive compensation.

NCPP benefits for Mr. Wainscott were as determined under the Cash Balance Formula. The annual benefit payable to Mr. Wainscott under the Cash
Balance Formula at his December 31, 2015 retirement date is $5,746.

Mr. Horn received a $49,097 lump sum payment from the NCPP based on the Cash Balance Formula.

NCPP benefits for Mr. Newport, Mr. Reich and Mr. Petersen are determined under the Final Average Pay Formula. Under the Final Average Pay
Formula, a participant’s retirement benefits are calculated on the basis of his or her (i) number of years of credited service and (ii) average earnings which include base pay, annual bonuses, long term incentives, and overtime during the 60 consecutive months out of the last 120 months of service that yield the highest annual compensation, all determined as of January 31, 2009. Mr. Newport has obtained retirement eligibility and his annual benefit accrued to
January 31, 2009 is $60,002 to age 62 and $72,540 after age 62. Assuming Mr. Reich continues to work for us until he has 30 years of service, his annual benefit accrued to January 31, 2009 would be $39,915 to age 62 and $47,158 after age 62. Assuming Mr. Petersen continues to work for us until he has 30 years of service, his annual benefit accrued to January 31, 2009 would be $39,190 to age 62 and $44,917 after age 62. The NCPP was frozen in January 2009.
Mr. Lauschke was hired in 2015 and, therefore, is not a participant in the NCPP.

(2)

Credited service is not a component of the calculation of benefits under the Executive Minimum and Supplemental Retirement Plan (the “SERP”). It
is, however, a component of vesting. The SERP uses a form of “graded vesting” under which a participant vests in 50% of his or her accrued benefit after a minimum requirement of five years of service as an officer and as an employee, and vests in an additional 10% of such benefit for each year of service as an employee in addition to such five years of service, up to 100% vesting after ten years of total service. Under these criteria, Messrs. Wainscott, Newport, and Reich are 100%
vested. Mr. Petersen will vest in the SERP upon five years of service as an officer, in 2018. A discussion of the SERP is included in the “Pension and Other Retirement Benefits” section of the Compensation Discussion and Analysis. As discussed in the Compensation Discussion and Analysis, at its March 2014 meeting the Management Development and Compensation Committee locked participation in the SERP to then existing participants and replaced it for officers elected thereafter with the Executive Retirement Income Plan, which provides a reduced level of benefits.

(3)

As is the case with the SERP, under the Retirement Plan credited service is a component of vesting but is not a component of the calculation of benefits. The
Retirement Plan uses a form of “graded vesting” under which a participant vests in 50% of his or her accrued benefit after a minimum requirement of five years of service as an officer and as an employee, and vests in an additional 10% of such benefit for each year of service as an employee in addition to such five years of service, up to 100% vesting after ten years of total service. Mr. Lauschke is 0% vested in the Retirement Plan, as he joined us as an officer in February
2015. Pursuant to the graded vesting schedule described above, he will become 50% vested in his benefit upon five years of service as an officer (in 2020), and vest in an additional 10% of such benefit for each year of service thereafter, achieving
100% vesting upon ten years of total service.

(4)

The calculation of the present value of accumulated benefits begins with a calculation of the lump sum that would be payable upon the later of age 60 or the full vesting date. This lump sum has been calculated using a discount rate of 1.46% for lump sums paid in 2016, and ranging from

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2016 Proxy Statement

1.32% to 1.89% from 2017 to 2021 and the years after. The lump sums were calculated using the IRS 2016 Unisex Mortality Table. The lump sum determined on these assumptions then is discounted back to December 31, 2015 at a discount rate of 4.47%. The valuation method and all material assumptions applied in quantifying the present value of the current accrued benefit can be found in Note 7 to the consolidated financial statements included in our 2015 Annual Report.

NONQUALIFIED DEFERRED COMPENSATION TABLE

Our Supplemental Thrift Plan (the “STP”) is a nonqualified retirement plan that provides for matching contributions by us with respect to base salary that are not permitted to be taken into account under our Thrift Plan due to limits on earnings imposed by the Internal Revenue Code. We also have an Executive Deferred Compensation Plan (the
“Deferred Plan”). None of the NEOs participate in the Deferred Plan. The table below provides information regarding the contributions, aggregate earnings and the total account balance for each NEO as of December 31, 2015 in the STP.
The STP and the Deferred Plan are described in more detail in the “Overview of Other Key Compensation Components and Application to 2015 Executive Compensation” and “Pension and Other Retirement Benefits” section of the
Compensation Discussion and Analysis.

Name

Plan

Executive Contributions in Last Fiscal Year ($)

Registrant Contributions In Last Fiscal Year ($)

Aggregate Earnings in Last Fiscal Year ($)(1)

Aggregate Balance in Last Fiscal Year End ($)

James L. Wainscott

STP

—

$
23,375

$
7,049

$
376,887

Roger K. Newport

STP

—

7,864

285

20,605

Kirk W. Reich

STP

—

5,363

95

9,186

Scott M. Lauschke

STP

—

0

0

0

Eric S. Petersen

STP

—

875

1

876

David C. Horn(2)

STP

—

1,188

3,449

0

(1)

For the STP, the amount shown in this column is calculated based upon assumed earnings on each NEO’s account balance using an investment option within the Company-sponsored Thrift Plan known as the Fixed Income Fund.

(2)
Following his retirement, Mr. Horn received a payment of $152,538.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-OF-CONTROL

The potential payments and benefits provided to an NEO upon his termination from, or a change-of-control of, AK Steel will vary depending upon the circumstances and the bases for the payments and benefits. The various bases for payments and benefits and circumstances which will impact the determination of post-termination or change-of-control payments and benefits are described below.
Two of our NEOs, Mr. Wainscott and Mr. Horn, retired as employees on December 31, 2015 and May 31, 2015, respectively, and therefore the matters shown in this chart are disclosed for transparency as required but will never actually occur in light of their prior retirements.

Bases for Determination of Payments upon Termination or Change-Of-Control

We have entered into severance and change-of-control agreements with each of our NEOs that provide post-termination and/or change-of-control benefits. The benefits provided under each of these agreements and the material terms of each, including the material conditions and obligations applicable to the receipt of payments and benefits under the agreements, are described in the “Post-Termination Benefits” section of the Compensation Discussion and Analysis, beginning at page 65. In addition, the termination of an NEO’s employment and/or a change-of-control may trigger payments or benefits under the
Annual Plan, Long-Term Plan, Stock Plan, and the SERP or Retirement Plan, each of which is also described in the Compensation Discussion and Analysis.

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2016 Proxy Statement

Circumstances Impacting the Determination of Payments upon Termination or Change-Of-Control

There are various scenarios under which payments upon termination of employment or change-of-control are made. For purposes of the tables that follow, these scenarios are assumed to be as follows:

Normal Retirement

This scenario assumes that the NEO has terminated his employment with us as of December 31, 2015 and receives the normal retirement benefits to which he is entitled under the terms of the Non-Contributory Pension Plan (“NCPP”). The payments and benefits listed in the table below with respect to “Normal Retirement” represent payments and benefits beyond those to which the NEO is entitled under the NCPP. Payments to the NEOs under the NCPP that have vested as of December 31, 2015 are set forth above in the Pension Benefits Table, at page 81. Messrs. Reich, Lauschke and Petersen were not eligible to retire as of December 31, 2015 and thus the “Normal Retirement” scenario is not applicable to them.

Involuntary Termination
without Cause (No Change-of-Control)

This scenario assumes that we have involuntarily terminated the employment of the NEO without cause as of December 31, 2015. It also assumes that we have not experienced a change-of-control.

Disability

This scenario assumes that the NEO became permanently and totally disabled, as provided under our long-term disability plan, as of
December 31, 2015. Messrs. Wainscott and Newport were retirement eligible as of December 31, 2015 and would have been entitled to the respective benefits provided under the “Normal Retirement” scenario. As such, because Messrs.
Wainscott and Newport would not have received any incremental value in the event of their disability as of December 31, 2015 beyond what is reflected in the “Normal Retirement” scenario, this “Disability” scenario is inapplicable to them because they would receive no incremental benefit relative to what they already are entitled to by virtue of being retirement eligible.

Death

This scenario assumes
that the NEO died on December 31, 2015, while employed by us. Messrs. Wainscott and Newport were retirement eligible as of December 31, 2015 and would have been entitled to the respective benefits provided under the “Normal
Retirement” scenario. As such, because Messrs. Wainscott and Newport would not have received any incremental value in the event of their death as of December 31, 2015 beyond what is reflected in the “Normal Retirement” scenario, this scenario is inapplicable to them because they would receive no incremental benefit relative to what they already are entitled to by virtue of being retirement eligible.

Change-of-Control

This
scenario assumes that we experienced a change-of-control and that within 24 months following the change-of-control (a) we involuntarily terminated the employment of the NEO without cause, or (b) the NEO voluntarily terminated his employment with us for “good reason.”

Under the terms of the change-of-control agreements entered into between us and each of the NEOs, “good reason” includes the assignment of duties inconsistent with the NEO’s qualifications, a demotion or diminution in job responsibilities, a reduction in annual base salary, a requirement that the NEO be based anywhere other than at our principal executive offices as they existed prior to the change-of-control, our failure to pay compensation due to the NEO, our failure to continue in effect any

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2016 Proxy Statement

compensation plan in which the NEO participated at the time of the change-of-control, a material reduction in benefits under the SERP or Retirement Plan, our failure to obtain the agreement of any successor corporation to assume and agree to perform the change-of-control agreements, and our failure to give proper notice or otherwise comply with the procedural requirements for involuntary termination without cause.

The table below summarizes the potential payments resulting from the various scenarios set forth above for each of the NEOs:

Event

James L. Wainscott

Roger K. Newport

Kirk W. Reich

Scott M. Lauschke

Eric S. Petersen

David C. Horn(20)

Normal Retirement

Unvested Stock Options(1)

$—

$—

$—

$—

$—

$—

Unvested Stock Awards(2)

$470,337

$132,709

$—

$—

$—

$—

Prorated Annual Incentive Plan(3)

$750,000

$258,427

$—

$—

$—

$—

Long-Term Plan(4)

$—

$—

$—

$—

$—

$—

Prorated Performance Shares at Target(5)

$482,720

$64,064

$—

$—

$—

$29,057

Total:

$1,703,057

$455,200

$—

$—

$—

$29,057

Involuntary Termination Without Cause (No Change-of-Control)

Unvested Stock Options(1)

$—

$—

$—

$—

$—

$—

Annual Incentive Plan(6)

$2,250,000

$550,574

$664,968

$249,375

$292,500

$—

Long-Term Plan(4)

$—

$—

$—

$—

$—

$—

Health and Welfare Benefits(7)

$58,174

$43,280

$43,122

$45,123

$38,378

$—

Cash Severance(8)

$2,400,000

$900,000

$750,000

$450,000

$450,000

$—

Total:

$4,708,174

$1,493,854

$1,458,090

$744,498

$780,878

$—

Death/Disability

Unvested Stock Options(1)

$—

$—

$—

$—

$—

$—

Unvested Stock Awards(9)

$—

$—

$156,209

$67,200

$152,468

$—

Prorated Annual Incentive Plan(3)

$—

$—

$209,394

$83,125

$97,500

$—

Long-Term Plan(4)

$—

$—

$—

$—

$—

$—

Prorated Performance Shares at Target(5)

$—

$—

$51,147

$—

$40,171

$—

Incremental SERP(10)

$—

$—

$366,113

$—

$261,633

$—

Incremental Retirement Plan(11)

$—

$—

$—

$—

$—

$—

Total:

$—

$—

$782,863

$150,325

$551,772

$—

Change-of-Control

Unvested Stock Options(12)

$—

$—

$—

$—

$—

$—

Unvested Stock Awards(12)

$—

$—

$156,209

$67,200

$152,468

$—

Annual Incentive Plan(13)

$6,462,000

$1,949,599

$1,848,519

$780,000

$742,300

$—

Prorated Performance Shares at Target(14)

$—

$—

$51,147

$—

$40,171

$—

Prorated Long-Term Plan at Target(15)

$3,000,000

$1,140,000

$950,000

$390,000

$390,000

$—

Incremental SERP(16)

$2,113,031

$1,876,205

$1,689,136

$—

$1,279,508

$—

Incremental Retirement Plan(17)

$—

$—

$—

$2,078,896

$—

Health and Welfare Benefits(18)

$87,261

$57,706

$57,496

$60,164

$51,170

$—

Cash Severance(19)

$3,600,000

$1,200,000

$1,000,000

$600,000

$600,000

$—

Total:

$15,262,292

$6,223,510

$5,752,507

$3,976,260

$3,255,617

$—

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2016 Proxy Statement

(1)

Under the terms of the Stock Plan, a participant ordinarily may only exercise stock options granted under the Stock Plan while still employed by us. If, however, a participant dies, becomes disabled, retires or is involuntarily terminated without cause, the participant (or, in the case of death, his or her beneficiary) has a period of three years after such triggering event to exercise stock options granted under the Stock Plan. The amounts reported in this row represent the value as of December 31, 2015 of the unexercised stock options granted to each NEO. These amounts assume that all of the respective NEOs’ unexercised stock options as of December 31, 2015 were exercised on December 31, 2015 and were calculated based on the closing market price of our common stock ($2.24) on the last day that stock traded (December 31, 2015) during our 2015 fiscal year, less the option exercise price per share. Stock options that had an exercise price above $2.24 as of December 31, 2015 are treated as having no value for purposes of the amounts reported in this row. Messrs. Wainscott and Newport were retirement eligible as of December 31, 2015 and, therefore, they would not have received any incremental value in the event of their death or disability as of that date beyond what is reflected in the “Normal Retirement” scenario.

(2)

Under the terms of the Stock Plan, restrictions remaining with respect to restricted stock held by a participant as of the date of the participant’s retirement continue to lapse and vest after retirement as provided in the applicable award agreement governing the restricted stock grant to the participant. For purposes of this row, all shares of restricted stock outstanding as of
December 31, 2015 are treated as having vested on that day. Amounts were calculated based on the closing market price of our common stock ($2.24) on the last day that stock traded (December 31, 2015) during 2015.

(3)

Under the terms of the Annual Plan, if a participant dies, becomes disabled, or retires during a performance period, the participant (or, in the case of death, his or her beneficiary) is entitled to receive a prorated incentive award for that performance period based upon the portion of his or her participation during the period. For purposes of calculating the amounts reported in this row, the effective date of retirement, disability or death was assumed to have occurred on December 31, 2015. Using this assumption, to the extent that an incentive award was earned under the Annual Plan, the NEO would be entitled to the full amount of that award and no prorated calculation would be necessary. An incentive award was earned by and paid to each NEO for the 2015 performance period. The amount of that award is also reported in the Summary Compensation Table beginning at page 70.

(4)

Under the terms of the Long-Term Plan, if a participant dies, becomes disabled, retires or is involuntarily terminated without cause during a performance period, the participant (or, in the case of death, his or her beneficiary) is entitled to receive an amount equal to twice the amount already paid or to be paid to the participant on the performance award date occurring within that calendar year, less the amount of any performance award actually paid to the participant on the performance award date. Because the triggering event for purposes of this table is deemed to have occurred on December 31, 2015, the amount reported is equal to twice the amount of the Performance Award paid to the NEO for the 2012-2014 performance period (which amount would have been paid in 2015), less the amount of the Performance Award for that period that we actually paid to the NEO in February 2015 pertaining to that performance period.

(5)

Under the terms of the Stock Plan, if a participant dies, becomes disabled, or retires while holding performance shares, each performance share held by the participant is deemed to be earned on a prorated basis. The shares will be issued to the NEO (or, in the case of death, his or her beneficiary) at the conclusion of the applicable performance period at the same time that shares are issued to other participants whose employment did not terminate before the end of the period and will be prorated on the basis of the number of months of service by the NEO during the performance period, with the normal adjustment based upon the achievement of the performance goals during the entire performance period. For purposes of calculating the amounts reported in

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2016 Proxy Statement

this row, it was assumed that the effective date of retirement, disability or death occurred on December 31, 2015, and that we will achieve the target performance level under the 2014-2016 performance period and the 2015-2017 performance period. Under these assumptions, each NEO would be entitled to receive a prorated portion (two-thirds for the 2014-2016 performance period and one-third for the 2015-2017 performance period) of the target payout for both performance periods. The performance level assumptions used to calculate the amounts reported in this row were selected merely to demonstrate the potential compensation that the NEOs could earn with respect to performance shares following certain triggering events and are not intended to provide any indication regarding our future performance.

(6)

Under the terms of the severance agreements entered into between us and each NEO, in the event an NEO’s employment is terminated without cause and the
NEO executes an agreement releasing us from any liability for claims relating to the NEO’s employment with us, that NEO is entitled to receive a lump sum payment separate from and in addition to his assigned target amount under the Annual Plan for the calendar year in which his date of termination occurs. In addition, each NEO is entitled to receive on a prorated basis the award, if any, under the Annual Plan to which such NEO would have been entitled with respect to the calendar year during which the termination occurred. The target amount assigned to each NEO under the Annual Plan for 2015, based on base pay on January 1, 2015, is reported in the Grants of Plan-Based Awards Table beginning at page 75. The payment in this chart has been calculated using each NEO’s actual base pay for twelve months ending December 31, 2015. Assuming a termination date of December 31, 2015, Mr. Wainscott would have been entitled under his severance agreement to a lump sum payment equal to one and one-half times his assigned target amount under the Annual Plan for the 2015 performance period and each of the other NEOs would have been entitled under their respective severance agreements to a lump sum payment equal to the amount of their assigned target amounts under the Annual Plan for the 2015 performance period. Each NEO would also have received an additional prorated Annual Plan award, which because the termination date is assumed to be
December 31, 2015, would be equivalent to the award actually made for the 2015 performance period. Absent the application of the severance agreements, an NEO would not be entitled to any payment under the Annual Plan for the performance period in which he is terminated.

(7)

Under the terms of the severance agreements entered into between us and each NEO, in the event an NEO’s employment is terminated without cause the NEO is entitled to continue to receive certain benefits for the duration of his “severance period.” The term “severance period” is either six or twenty-four months for Mr. Wainscott and either six or eighteen months for the other NEOs, depending upon whether they execute releases of all claims relating to their employment in our favor. The shorter term applies if the NEO does not execute a release of all claims in our favor relating to his employment and the longer term applies if he does execute such a release. If the NEO executes a release of claims in our favor relating to his employment, he is entitled to receive certain employment benefits for the duration of his severance period. The employee benefits reported in this row include an executive physical, tax preparation and financial planning, life insurance and annual cost of health insurance for the applicable severance period. For purposes of this table, the severance period is assumed to be the maximum period available to each NEO.

(8)

Under the terms of the severance agreements entered into between us and each NEO, an NEO who is involuntarily terminated without cause is entitled to receive cash severance benefits in an amount equal to the NEO’s base salary for a period of six months in a single, undiscounted lump sum. If the NEO executes an agreement releasing us from any liability for claims relating to the NEO’s employment with us, the NEO is also entitled to receive an additional lump sum severance payment in an amount equal to 18 months of base salary (in the case of Mr. Wainscott) or 12 months of base salary (in the case of the other NEOs). The amounts calculated for this row assume that the termination occurred on December 31, 2015.

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2016 Proxy Statement

(9)

Under the terms of the Stock Plan, if a participant dies or becomes disabled, then all outstanding restrictions on his or her unvested restricted stock immediately lapse. The amounts reported in this row represent the value of the unvested restricted stock granted to each NEO under the Stock Plan assuming death or disability occurred on December 31, 2015. Amounts were calculated based on the closing market price of our common stock ($2.24) on the last day that stock traded (December 31, 2015) during 2015. Messrs. Wainscott and Newport were retirement eligible as of December 31, 2015 and, therefore, they would not have received any incremental value in the event of their death or disability as of that date beyond what is reflected in the “Normal Retirement” scenario.

(10)

The amounts reported in this row represent the incremental value of the SERP benefit calculated for each NEO other than Mr. Lauschke, who is not a participant in the SERP, assuming death or disability on December 31, 2015, in excess of the vested amount payable due to retirement as of December 31, 2015. In other words, this row excludes any amounts to which the NEO would be entitled under the terms of the SERP if he left his employment with us as of December 31, 2015 without assuming death or disability. These amounts are based on the benefits underlying the present values in the Pension Benefits Table beginning on page
81. The SERP benefit payments include an offset in the amounts payable equal to benefits attributable to certain non-elective contributions by us to a participant’s account in a tax-qualified defined contribution plan sponsored by us. For participants younger than age 55, the death benefit was reduced actuarially to account for immediate payment as of December 31, 2015, and a 1.38% discount rate was used to calculate the lump sum present value.

(11)

The amounts reported in this row represent the incremental value of the Retirement Plan benefit calculated for Mr. Lauschke, who is the sole NEO who is a participant in the Retirement Plan, assuming death or disability on December 31, 2015, in excess of the vested amount payable due to retirement as of December 31, 2015. In other words, this row excludes any amounts to which Mr. Lauschke would be entitled under the terms of the Retirement Plan if he left his employment with us as of December 31, 2015 without assuming death or disability. These amounts are based on the benefits underlying the present values in the Pension
Benefits Table beginning on page 81. The Retirement Plan benefit payments include an offset in the amounts payable equal to benefits attributable to certain non-elective contributions by us to a participant’s account in a tax-qualified defined contribution plan sponsored by us. For participants younger than age 55, the death benefit was reduced actuarially to account for immediate payment as of December 31, 2015, and a 1.38% discount rate was used to calculate the lump sum present value.

(12)

Under the terms of the change-of-control agreements entered into between us and each NEO, upon a triggering event and the execution of a full release of claims in our favor, the NEO is entitled immediately to (a) exercise all stock options awarded to the NEO under the Stock Plan from the effective date of the release until the earlier of the third anniversary of the date of termination or the date the option expires under its own terms, and (b) unrestricted ownership of all shares of restricted stock granted to the NEO under the Stock Plan. Under the terms of the Stock Plan, as of the effective date of our change-of-control all outstanding stock options become immediately exercisable, all restrictions on the transfer of unvested restricted stock lapse, and all performance shares are deemed earned at the target amount assigned to each award, with payment prorated based upon the number of full months of the performance period with respect to each award that has lapsed as of the effective date of the change-of-control. Messrs. Wainscott and Newport were retirement eligible as of December 31, 2015 and would have been entitled to the respective benefits without the occurrence of our change-of-control. As such, because Messrs. Wainscott and Newport would not have received any incremental value in the event of a change-of-control as of December 31, 2015 beyond what is reflected in the “Normal Retirement” scenario, no additional value is reflected in this table.

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2016 Proxy Statement

(13)

Under the terms of the change-of-control agreements entered into between us and each NEO, upon a triggering event and the execution of a full release of claims in our favor, the NEO is entitled to receive a lump sum payment equal to (a) between two and three times the greatest of (i) the NEO’s assigned target amount under the Annual Plan for the calendar year in which the termination occurs, (ii) the amount paid to the NEO under the Annual Plan for the calendar year immediately preceding the calendar year in which the date of termination occurs, or (iii) the average of the amounts paid or payable to the NEO under the
Annual Plan for each of the three calendar years immediately preceding the calendar year in which the date of termination occurs, less (b) any amounts otherwise paid or payable to the NEO under the Annual Plan with respect to the calendar year immediately preceding the calendar year in which the date of termination occurs, plus (c) the NEO’s assigned maximum amount under the Annual Plan for the year in which the date of termination occurs, prorated based upon the employment period during such year. For Mr. Wainscott, prior to his retirement, the applicable multiple would have been three. For Messrs. Newport, Lauschke, Petersen and Reich, the multiple to be used is two. The amounts reported in this row assume that the termination occurred on December 31, 2015. Messrs. Wainscott and Newport are retirement eligible at December 31, 2015 and would be entitled to receive the actual bonus earned without a change-of-control. Therefore, the value is excluded from this table.

(14)

Under the terms of the Stock Plan, if a change-of-control occurs and a participant has outstanding grants of performance shares, each grant held by the participant is deemed to be earned at the target amount assigned to the participant on a prorated basis based upon the number of full months of the performance period with respect to each award that has elapsed as of the effective date of the change-of-control. The prorated payment will be made to the NEO as soon as administratively feasible following the effective date of the change-of-control. The amounts reported in this row assume that the effective date of change-of-control occurred on December 31, 2015. Messrs. Wainscott and Newport are retirement eligible at December 31, 2015 and would be entitled to this provision without a change-of-control. Therefore, the value is excluded from this table.

(15)

Under the terms of the change-of-control agreements entered into between us and each NEO, upon a triggering event and the execution of a full release of claims in our favor, the NEO is entitled to receive a lump sum payment equal to the incentive payment with respect to any completed performance period under the Long-Term Plan that has not been paid as of the date of the NEO’s termination
(which amount shall not be less than it would be if calculated at the NEO’s assigned target amount under the Long-Term Plan), plus a prorated amount of the incentive award with respect to any incomplete performance period calculated at the
NEO’s assigned target amount under the Long-Term Plan for each such performance period. The amounts reported in this row assume that the effective date of the change-of-control occurred on December 31, 2015.

(16)

The amounts reported in this row represent the incremental value of the SERP calculated under the change-of-control agreement for each NEO (other than
Mr. Lauschke, who is not a participant in the SERP) in excess of the vested amount as of December 31, 2015. In other words, this row excludes any amounts to which the NEO would be entitled if he retired on December 31, 2015 regardless of whether a change-of-control had occurred on or before that date, which amounts are based on the benefits underlying the present values in the Pension Benefits Table beginning on page 81, adjusted to reflect commencement at the earliest possible date on or after December 31, 2015. These adjustments include a payment date of December 31, 2015 or age 55, if later, a reduction in benefits to reflect commencement prior to age 60, and a 1.38% discount rate used to calculate the lump sum present value. Under the SERP, if a participant elects to commence payments early following his or her 55th birthday instead of after his or her 60th birthday, the payments will be reduced to the actuarial equivalent of the regular payments based upon the participant’s age and certain actuarial assumptions. However, in the event of a change-

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2016 Proxy Statement

of-control, there would be no such actuarial reduction for commencement of a participant’s benefit before age 60. The SERP benefit payments include an offset in the amounts payable equal to benefits attributable to certain non-elective contributions by us to a participant’s account in a tax-qualified defined contribution plan sponsored by us. The amounts reported in this row assume that the effective date of the change-of-control occurred on December 31, 2015.

(17)

The amounts reported in this row represent the incremental value of the Retirement Plan calculated under the change-of-control agreement for
Mr. Lauschke, who is the sole NEO who is a participant in the Retirement Plan, in excess of the vested amount as of December 31, 2015. In other words, this row excludes any amounts to which Mr. Lauschke would be entitled if he retired on December 31, 2015 regardless of whether a change-of-control had occurred on or before that date, which amounts are based on the benefits underlying the present values in the Pension Benefits Table beginning on page 81, adjusted to reflect commencement at the earliest possible date on or after December 31, 2015. These adjustments include a payment date of December 31, 2015 or age 55, if later, a reduction in benefits to reflect commencement prior to age 60, and a 1.38%
discount rate used to calculate the lump sum present value. Under the Retirement Plan, if a participant elects to commence payments early following his or her 55th birthday instead of after his or her 60th birthday, the payments will be reduced to the actuarial equivalent of the regular payments based upon the participant’s age and certain actuarial assumptions. However, in the event of a change-of-control, there would be no such actuarial reduction for commencement of a participant’s benefit before age 60. The Retirement Plan benefit payments include an offset in the amounts payable equal to benefits attributable to certain non-elective contributions by us to a participant’s account in a tax-qualified defined contribution plan sponsored by us. The amounts reported in this row assume that the effective date of the change-of-control occurred on December 31, 2015.

(18)

Under the terms of the change-of-control agreements entered into between us and each NEO, upon a triggering event the NEO is entitled to continue to receive certain benefits, if the NEO executes a full release of claims relating to his employment in our favor, for up to 24 or 36 months. For Mr. Wainscott, prior to his retirement the period that would have been used was 36 months. For Messrs.
Newport, Reich, Lauschke and Petersen, the period to be used is 24 months. The amounts calculated for this row assume that the effective date of the change-of-control and termination occurred on December 31, 2015. The employment benefits reported in this row include an annual executive physical, tax preparation and financial planning, life insurance and annual cost of health insurance for the applicable severance period. For purposes of this table, the severance period is assumed to be the maximum period available to each NEO.

(19)

Under the terms of the change-of-control agreements entered into between us and each NEO, upon a triggering event the NEO is entitled to receive cash severance benefits in an amount equal to six months of the NEO’s base salary in a single, undiscounted lump sum payment. If the NEO executes a full release of claims relating to his employment in our favor, the NEO is entitled to receive additional cash severance in a single, undiscounted lump sum in an amount equal to 18 or 30 months of the NEO’s base salary. For Mr. Wainscott, prior to his retirement the period that would have been used was 30 months. For Messrs.
Newport, Reich, Lauschke and Petersen, the period to be used is 18 months. The amounts calculated for this row assume that the effective date of the change-of-control and termination occurred on December 31, 2015.

(20)
  Mr. Horn retired effective May 31, 2015. As such, only the actual payments made to Mr. Horn in 2015 in connection with his retirement are provided.

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2016 Proxy Statement

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the “Committee”) of the Board
assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. During 2015, the Committee met nine times and discussed the interim quarterly financial results with our Chief Financial Officer and our independent registered public accounting firm, Ernst & Young LLP (the “independent auditors”), prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the independent auditors and the Company that might bear on the independent auditors’ independence consistent with Public Company Accounting Oversight Board (“PCAOB”) Ethics and
Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” discussed with the independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. In addition, the Committee has received written material addressing the independent auditors’ internal quality control procedures and other matters, as required by the New York Stock Exchange listing standards. The
Committee also discussed with Management, the internal auditors and the independent auditors the quality and adequacy of our internal controls and the organization, responsibilities and staffing of the internal audit function. The Committee reviewed with our independent auditors and our internal auditors our respective audit plans, audit scope and identification of audit risks. The Committee has implemented a formal pre-approval process for non-audit fee spending and it seeks to limit this spending to a level that keeps the core relationship with the independent auditors focused on financial statement audit and evaluation of internal control over financial reporting.

The Committee discussed and reviewed with our independent auditors all communications required by auditing standards of the PCAOB (United
States), including those described in PCAOB Auditing Standard No. 16, “Communications with Audit Committees” (Auditing Standard No. 1301 under the reorganized PCAOB auditing standards), and Rule 2-07, “Communication with
Audit Committees,” of Regulation S-X and, with and without Management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. In addition, the Committee has discussed various matters with the independent auditors related to our consolidated financial statements, including all critical accounting policies and practices used, all alternative treatments for material items that have been discussed with Management, and all other material written communications between the independent auditors and Management.

The Committee has discussed and reviewed with
Management and our independent auditors our audited consolidated financial statements as of and for the year ended December 31, 2015, Management’s assessment of the effectiveness of our internal control over financial reporting, and the independent auditors’ evaluation of the effectiveness of our internal control over financial reporting. Management has the responsibility for the preparation of our financial statements and for establishing and maintaining adequate internal control over financial reporting and the independent auditors have the responsibility for expressing opinions on the conformity of our audited consolidated financial statements with accounting principles generally accepted in the United States of
America and on the effectiveness of our internal control over financial reporting.

Based on the above-mentioned review and
discussions with Management and our independent auditors, the Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

William K. Gerber, Chair

Dennis C. Cuneo

Sheri H. Edison

Mark G. Essig

Robert H. Jenkins

Ralph S. Michael, III

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2016 Proxy Statement

PRINCIPAL ACCOUNTING FIRM FEES

The table below provides the aggregate fees that we paid or accrued to our independent registered public accounting firm Ernst &
Young LLP (“EY”) for the years ended December 31, 2015 and 2014:

            2015

              2014

Audit Fees(1)

$
2,566,236

$
3,032,657

Audit-Related Fees(2)

22,000

248,600

Total Audit and Audit-Related Fees

2,588,236

3,281,257

Tax-Related Fees(3)

263,140

30,060

All Other Fees(4)

-

315,000

Total

2,851,376

$
3,626,317

(1)

Includes fees for the integrated audit of annual consolidated financial statements and reviews of unaudited quarterly consolidated financial statements, audits of internal controls over financial reporting, fees for audits required for regulatory reporting by our insurance subsidiaries and consents related to filings with the Securities and Exchange Commission. Fees in 2014 include services related to capital market transactions and initial audit services related to our acquisition of Dearborn Works.

(2)

Includes fees for attest services related to financial reporting that is not required by statute or regulation, and in 2014 also includes fees for due diligence services related to our acquisition of Dearborn Works.

(3)
Fees for indirect and other tax compliance activities principally related to Dearborn Works.

(4)
Fees for permitted advisory services related to the integration of Dearborn Works in 2014.

The Audit Committee annually approves the scope and fees payable for the audit to be performed by the independent registered public accounting firm for the next fiscal year. Management also defines and presents to the Audit Committee specific projects and categories of service, together with the corresponding fee estimates related to the services requested. The Audit Committee reviews these requests and, if acceptable, pre-approves the engagement of the independent registered public accounting firm. The Audit Committee authorizes its Chair to pre-approve all non-audit services on behalf of the Audit Committee during periods between regularly scheduled meetings, subject to ratification by the Audit Committee. For 2015 and 2014, the Audit Committee, either itself directly or through its Chair, pre-approved all fees. Our Chief Financial Officer summarizes on an annual basis the external auditor services and fees paid for pre-approved services and reports on a quarterly basis if there are any new services being requested requiring pre-approval by the Audit Committee.

All of the services provided by EY in 2015 and 2014 were approved in accordance with the foregoing policies and procedures.

ADVISORY VOTE TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

(Proposal No. 2 on the proxy card)

The Audit Committee of the Board of Directors appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the current fiscal year. The Audit Committee and the Board of Directors seek to have the stockholders ratify this appointment. Representatives of EY are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will respond to appropriate questions.

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2016 Proxy Statement

Although stockholder ratification is not required under the laws of the State of Delaware, the Audit Committee and the Board are submitting the appointment of EY to our stockholders for an advisory vote on ratification at the Annual Meeting as a matter of good corporate governance in order to provide a means by which stockholders may communicate their opinion with respect to this matter. If the appointment of EY is not ratified by the stockholders, the Audit Committee may replace EY with another independent registered public accounting firm for the balance of the year or may decide to maintain its appointment of EY, whichever it deems to be in our best interests given the circumstances at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE AUDIT
COMMITTEE’S APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016.

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER

COMPENSATION

(Proposal
No. 3 on the proxy card)

As set out more fully above in the Compensation Discussion and Analysis section of this
Proxy Statement beginning on page 32, the Board believes that our executive compensation program appropriately includes a substantial “pay-for-performance” component and that the actual compensation realized by our Executive Officers appropriately reflects and aligns their performance and the Company’s performance.

Introduction

For context, it is helpful to recall that the executive compensation data included in this Proxy Statement is for the calendar year 2015.
Thus, the decisions by the Management Development and Compensation Committee (for purposes of the discussion of this Proposal No. 3, the “Committee”) that laid the foundation for such compensation occurred in January 2015 and were based in significant part on our performance in 2014. As such, in order to understand the Committee’s January 2015 compensation decisions, it is important to consider them in connection with an overview of our performance in 2014.

Safety, quality, productivity and innovation are the focal points of our business that we believe drive our success and create long-term stockholder value. In 2014, we experienced another year of outstanding safety performance and continued to lead the steel industry in safety (as measured by OSHA recordables) by a wide margin. We also continued to perform extremely well with respect to quality, establishing several all-time company best records for internal quality performances. With respect to productivity, we set new yield records at several operating units during 2014. In terms of innovation, we made significant progress during the year in the development of enabling technologies for the next generation of advanced high-strength steels for the automotive industry. We also produced new innovative electrical steel products for use in electricity transmission and distribution and advanced stainless steel products. Thus, in terms of our core values of safety, quality, productivity and innovation, we performed well in 2014.

Also, in September 2014, we acquired Severstal Dearborn, LLC (“Dearborn Works”) to enhance our ability to better serve customers, further our automotive strategy and achieve additional operational flexibility. Following the acquisition, we made significant progress in improving Dearborn Works’ safety, quality, environmental performance and productivity, laying the foundation for greater achievements in 2015. We also expected the acquisition to provide significant operations, purchasing, transportation, overhead and other cost-based synergies. As further discussed below, during 2015 we significantly exceeded these targeted synergies and continued to improve Dearborn Works’ key performance metrics.

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2016 Proxy Statement

Chart Nos. 1 and 2 below demonstrate that 73% of the CEO’s total potential compensation for 2015 (and slightly less than that for all NEOs, including the CEO) was directly linked to our performance.

Composition of
Total Potential Compensation for 2015

Chart No. 1

Chart No. 2

Chart Nos. 3 and 4 below demonstrate that there is a direct link between compensation actually received and our performance. When we do not achieve the performance goals established by the Committee for the relevant performance periods, there is a direct negative impact on the amount of the performance-based compensation that is actually received by the NEOs. In fact, because of this link, the NEOs collectively received only about 3 to 4% of the total performance-based compensation for which they were eligible in 2015.

Performance-based Compensation Actually Received for 2015

Chart No.3

Chart No.4

For additional information on the above charts, including the actual compensation values and the sources for those values, please refer to the discussion beginning on page 40 of the Discussion and Analysis section.

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2016 Proxy Statement

The majority of the performance-based compensation available to the NEOs was tied to our financial performance. Significant non-financial achievements made in 2015 had relatively little impact on the performance-based compensation paid to the NEOs for 2015. Even improved financial performance below the goals established by the Committee did not result in payment of performance-based compensation to the NEOs. Although our financial performance improved throughout the year, we did not reach the threshold necessary to pay the financial performance component or the quality component under the Company’s Annual Incentive Plan. Likewise, our EBITDA in 2015, although improved over 2014, was insufficient to drive the cumulative EBITDA over the threshold under our Long-Term Plan. In light of that financial performance, the only performance-based compensation our Executive Officers received for 2015 under our executive compensation program was 25% of the potential award under the Annual Incentive Plan that related to safety and quality performance. For 2015 and the three-year performance periods ending in 2015:

•

There were no payouts under the financial performance components of the Annual Incentive Plan;

•

There were no payouts under the Long-Term Performance Plan;

•

There were no shares issued pursuant to the performance share awards under the Stock Incentive Plan; and,

•

There were no performance-based matches under our thrift plans.

In short, 2015 is a clear example of the close relationship between pay and performance that is a bedrock principle of our executive compensation program. It also demonstrates in a very simple and objective way why a vote “for” the “say-on-pay” resolution in this Proxy Statement is appropriate.

Recommendation

Because your
vote on this proposal is advisory, it will not be binding on the Board. The Board, however, respects all stockholder votes, both “For” and “Against” this proposal, and remains committed, through the Committee, to continued
engagement with stockholders to ensure that we maintain an executive compensation program that is effective, appropriate and in the best interests of our stockholders. As in past years, the Committee will consider the results of the voting on this proposal, as well as the feedback from stockholders discussed above, in establishing our executive compensation program and in determining the executive compensation packages for our Named Executive Officers in the future.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING RESOLUTION TO
APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our Named
Executive Officers, as disclosed in our Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

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2016 Proxy Statement

APPROVAL OF AMENDMENT AND RESTATEMENT OF

THE STOCK INCENTIVE PLAN, INCLUDING THE RE-APPROVAL OF THE

MATERIAL TERMS OF THE PERFORMANCE GOALS

(Proposal No. 4 on the proxy card)

Introduction
and Summary of the Proposed Amendments to the Stock Incentive Plan

The Management Development and Compensation Committee (for
purposes of the discussion of this Proposal No. 4, the “Committee”) of the Board oversees our compensation program. Consistent with the compensation philosophy described in the Compensation Discussion and Analysis beginning at page
48, our Stock Incentive Plan (“Stock Plan”) provides the Board with the means for granting equity-based awards to our Directors, Executive Officers and key members of our Management.

On March 17, 2016 the Board, at the Committee’s recommendation and subject to stockholder approval, approved amendments (the
“Proposed Amendments”) to the Stock Plan in the form of an amendment and restatement of the plan (the “Amended Stock Plan”). If approved by our stockholders, the Proposed Amendments would:

(i)
  Increase by 4.8 million the total number of shares of common stock available in the share pool (less grants made between January 31, 2016 and the date our stockholders approve the Amended Stock Plan);

(ii)
  Include a minimum vesting provision that requires options to have a minimum vesting period of one year, subject to limited exceptions as set forth in the
Amended Stock Plan;

(iii)

Include share counting restrictions that preclude (a) shares tendered by a participant in payment of an option purchase price; (b) shares tendered or withheld by us to satisfy tax withholding obligations with respect to all awards; and (c) shares reacquired by us on the open market or otherwise using cash proceeds from option exercises, in all cases, from being added to the share pool;

(iv)

Revise the change-of-control provisions to provide a “double trigger,” such that in the event of a change in control of AK Steel, awards that are assumed, continued, or substituted will accelerate if the participant incurs a qualifying termination of employment in connection with or following the change of control;

(v)

Add a new annual aggregate limit on awards granted (based on grant date value) and all other consideration paid (including all cash) to any non-employee
Director equal to $750,000, and increase the total number of shares that any employee may be granted in any calendar year to 1,300,000 shares, based on the maximum that could be earned under any performance-based award;

(vi)

Clarify that any dividends or dividend equivalents that are granted or payable in connection with a performance-based award are subject to the same vesting criteria and risk of forfeiture as the underlying award;

(vii)
  Extend the term of the plan such that it will expire on May 31, 2026, which is the 10th anniversary of the effective date of the Amended Stock Plan; and,

(viii)
Make certain other clarifying and ministerial changes.

With the exception of the Proposed Amendments, the terms of the Stock Plan remain unchanged in the Amended Stock Plan. We are requesting stockholder approval of the Proposed Amendments in the form of approval of the Amended Stock Plan. If the stockholders do not approve the Amended Stock Plan, the Stock Plan would remain in full force and effect in its existing form without the
Proposed Amendments.

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2016 Proxy Statement

In addition, we are submitting the Amended Stock Plan for stockholder re-approval of the performance-based terms of the Amended Stock Plan in accordance with Section 162(m) of the United States Internal Revenue Code (the “Code”). The performance-based terms of the Stock Plan must be re-approved in order for the plan to continue to meet the deductibility conditions of Section 162(m).

As discussed further below, the Board of Directors believes
that the Amended Stock Plan will facilitate the continuation of an important aspect of our compensation program and comply with good governance practices for equity awards. As such, the Board believes that approval of the Proposed Amendments is in our and our stockholders’ best interests.

Rationale for Proposed Amendments

The Committee believes that the principal purpose of equity grants under our Amended Stock Plan is to enhance the commonality of interests between management and our stockholders by linking compensation to our performance and to appreciation in the market price of our common stock. Equity grants also are intended to encourage executives and other key members of Management to remain employed with us and contribute to our performance by (1) deferring their ability to benefit from an equity grant until the equity vests and/or is earned based upon our performance, and (2) giving them an incentive to stay with us to help increase the value of the equity through their contributions to our performance. The Proposed Amendments are intended to facilitate the ability of the Committee to continue to plan for and make equity grants to achieve those goals, while also complying with good governance practices for equity-based awards.

Refreshing of Share Pool

One of the Proposed Amendments is to increase the size of the share pool to ensure that an adequate number of shares will be available for future grants under the Amended Stock Plan. As of January 31, 2016, there were 2,980,581 shares of our common stock in the share pool available for equity awards under the Stock Plan and 6,840,023 shares outstanding pursuant to previously-granted awards. There are a variety of factors that impact the rate at which the shares currently in the share pool will be utilized. In light of the limited amount of shares remaining in the share pool, the Committee concluded that it would be appropriate to replenish the share pool by adding an additional 4.8 million shares to it, thereby increasing the number of remaining available shares to 7,780,581, less grants made between January 31, 2016 and the effective date of the Amended Stock Plan, which is the date of the stockholders’ approval of the Amended Stock Plan (the “Effective Date”).

In determining the appropriate amount of shares to propose to add to the Amended Stock Plan’s share pool, the Committee (with assistance and input from the Committee’s independent compensation consultant) and the Board carefully weighed a number of factors. These included, among others, the number of shares required to continue to make annual equity awards at levels consistent with prior practice, competitive conditions and market conditions, as well as the impact that the additional proposed shares would have on our overhang ratio. The tables below provide a summary of certain terms of grants made under the
Stock Plan by us as of January 31, 2016, as well as recent historical burn rate and overhang figures.

Summary of Terms of Stock Plan
Grants

Aggregate number of stock options outstanding under the Stock Plan

3,880,575

Weighted-average exercise price of all outstanding stock options under the Stock Plan

$
8.09

Weighted-average remaining term of all outstanding stock under the Stock Plan in years

5.4

Aggregate number of full-value awards under the Stock Plan that have not vested or been earned

2,959,448

Total number of remaining shares available for grant under the Stock Plan

2,980,581

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2016 Proxy Statement

Historical Burn Rate(1)

  For the Year
Ended December 31,

Options Granted

Restricted Stock and Units

Performance Shares Earned

Total Shares

Weighted Average Common Stock Outstanding

Burn Rate (%)

2015

906,700

1,142,160

0

2,048,860

177,154,000

1.2
%

2014

554,500

679,801

0

1,234,301

148,100,000

0.8
%

2013

502,750

796,614

0

1,299,364

135,800,000

1.0
%

Three Year Average Annual Burn Rate:

1.0
%

(1)

The “Annual Burn Rate” calculation represents the sum of stock options granted, full value restricted stock and restricted stock unit awards granted and performance shares earned in each year as a percentage of the weighted average common shares outstanding for that year. Data included in Historical Burn Rate chart is taken from Note 12 to the consolidated financial statements included in our 2015 Annual Report.

Fully Diluted Overhang(1)

Overhang as of 1/31/2016 Before New Authorization

Overhang as of 1/31/2016 After New Authorization

A.) Grants Outstanding

6,840,023

6,840,023

B.) Shares Available for Future Grant

2,980,581

7,780,581

C.) Common Shares Outstanding

178,344,667

178,344,667

Fully Diluted Overhang

– Due to Grants Outstanding (A / (A + B + C))

3.6%

3.5%

– Due to Shares Available for Future Grant (B / (A + B + C))

1.6%

4.0%

– Total ((A + B) / (A + B + C))

5.2%

7.6%

(1)

The “Fully Diluted Overhang” due to grants outstanding was calculated by taking (i) the total number of unexercised stock options, restricted stock, restricted stock units and performance shares (at target) as of January 31, 2016, divided by (ii) the sum of that value plus shares available for future grant plus common shares outstanding as of January 31, 2016.

Section 162(m) of the Code

The
Board of Directors believes that it is in our best interests and those of our stockholders to provide for an equity incentive plan under which compensation awards made to our Executive Officers may be eligible to qualify for deductibility by us for federal income tax purposes. Accordingly, the Amended Stock Plan is designed to permit the grant of awards that are intended to qualify as “performance-based compensation” not subject to the $1,000,000 deductibility cap under
Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), however, there is no guarantee that amounts payable under the Amended Stock Plan will be treated as qualified “performance-based compensation” under Section 162(m). In general, under Section 162(m), for us to be able to deduct compensation in excess of $1,000,000 paid in any one year to our Chief Executive Officer or any of our three other most highly compensated Executive Officers (other than our Chief Financial Officer), such compensation must qualify as “performance-based.” One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that when we have discretion in setting performance goals under which compensation may be paid the material terms of the performance goals must be disclosed to and approved by our stockholders at least once every five years. For purposes of

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2016 Proxy Statement

Section 162(m), the material terms include (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based;
and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the Amended Stock Plan, each of these aspects is discussed below, and, as noted above, stockholder approval of the Amended Stock Plan itself will constitute approval of each of these aspects for purposes of the approval requirements of Section 162(m).

Summary of the Material Terms of the Amended Stock Plan

The Amended Stock Plan is the same as the Stock Plan except with respect to the Proposed Amendments. A summary of the material terms of the Amended Stock Plan is set forth below. Such summary is intended to facilitate a general understanding of the Amended Stock Plan, including the Proposed Amendments, and does not purport to be complete. The summary is qualified in its entirety by reference to the full text of the Amended Stock Plan, a copy of which is appended to this Proxy Statement as Annex A in the form of a blacklined, or comparison, copy of the existing Stock Plan to the Amended Stock Plan, with the Proposed Amendments identified. The blacklined comparison copy of the Amended Stock Plan shows the changes proposed to the Stock Plan since its most recent approval by stockholders at the 2014 Annual Meeting. Although our Board, at the Committee’s recommendation, implemented certain amendments to the Stock Plan in July 2015 (principally to limit annual equity compensation to Directors), those changes have been subsumed by the Proposed Amendments.

Administration.    The Amended Stock Plan will continue to be administered by the Committee, all of the members of which must be (i) “non-employee directors” within the meaning of and to the extent required by Rule 16b-3 under the Exchange Act, (ii) “independent directors” under the rules and regulations of The New York
Stock Exchange, and (iii) “outside directors” within the meaning of Section 162(m) of the Code. Among other functions, the Committee has the authority to determine the allocation of the shares available for issuance under the
Amended Stock Plan among options, restricted stock, restricted stock units and performance share awards, the type of awards (options, restricted stock, and/or performance share awards, except that Directors may only receive restricted stock units), the number of shares subject to an award (except for awards to Directors, the size and type of which are specified in the terms of the Amended Stock Plan and are subject to certain conditions), and to determine the terms and conditions of awards.
The Committee also has the authority to construe and interpret the Amended Stock Plan, establish, amend or waive rules and regulations for its administration, and amend the terms and conditions of any outstanding award (subject to the conditions provided in the Amended Stock Plan).

Eligibility.    All Directors and salaried employees are eligible to
participate in the Amended Stock Plan. As of January 31, 2016, we had approximately 2,100 employees, including ten Executive Officers, as well as twelve non-employee Directors, all of whom are eligible to participate under the Plan.

Number of Shares.    Awards under the Amended Stock Plan may be made with respect to an aggregate of 7,780,581 shares (reduced by awards granted made after January 31, 2016 and the date stockholders approve these amendments). No person may be granted awards under the Amended Stock Plan with respect to more than 1,300,000 shares in any calendar year
(which captures the maximum that can be earned under any performance-based award) and no outside Director may receive more in any calendar year than an aggregate total equal to $750,000 in (1) grant date value for all awards granted under the
Amended Stock Plan plus (2) all other consideration paid outside of the Amended Stock Plan. The number of shares covered by the Amended Stock Plan, including shares subject to outstanding options, will adjust automatically for any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or similar corporate change.

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2016 Proxy Statement

Recycling Rules.    The Amended Stock Plan precludes
(a) shares tendered by a participant in payment of an option purchase price; (b) shares tendered or withheld by us to satisfy tax withholding obligations with respect to all awards; and (c) shares reacquired by us on the open market or otherwise using cash proceeds from option exercises, in all cases, from being added to the share pool.

Term.    No awards may be made under the Amended Stock Plan on or after May 31, 2026.

Description of Awards

Options.    Options granted under the Amended Stock Plan are “Nonqualified Options,” which are options that do not qualify as “incentive stock options” within the meaning of Section 422 of the Code. Each option grant must be evidenced by a written agreement specifying the grant’s terms, including the number of shares covered, the exercise price, the first date the option may be exercised, any restriction on the transferability of shares obtained upon exercise of the option and the duration of the option. However, no option may be exercisable later than the tenth anniversary of the date of its grant. The purchase price for each share covered by an option is determined by the Committee at the date of grant but may not be less than 100% of the fair market value of the shares on the date of grant. For purposes of determining the purchase price of an option, we deem the fair market value of shares to be the average of the reported high and low sales price on the date of grant. Payment of the exercise price may be made with cash, with previously owned shares, or by a combination of these methods. The Committee also may allow the cashless exercise of an option or other means of exercise that the Committee determines to be consistent with the Amended Stock Plan’s purpose and applicable law.

The Amended Stock Plan restricts most options from vesting within less than one year. Specifically, no option granted on or after the Effective Date may vest in less than one year from its date of grant. Notwithstanding the foregoing, with respect to Options, up to 5% of the available shares authorized for issuance under the Amended Stock Plan as of the Effective Date may vest
(in full or in part) in less than one year from their date of grant (the “5% Basket”). Any option may vest in full or in part upon death or disability of the participant, or upon a change of control of the Company, and such vesting will not count against the 5% Basket.

Performance Shares.    Each grant of performance shares under the
Amended Stock Plan is expressed as a target number of shares of our common stock. The number of performance shares, if any, actually earned by and issued to the grantee under an award is based on our achievement over a performance period (the
“Performance Period”) of certain objectives with respect to specific performance categories established by the Committee for the Performance Period.

Section 162(m) of the Code Provisions

If the Committee determines that an award is intended to satisfy the qualified performance-based compensation exception under
Section 162(m), such award will be structured, in accordance with the provisions of the Amended Stock Plan, to provide that the distribution of shares will be subject to the achievement of one or more objective performance goals established by the Committee, which will be based on the attainment of specified levels of one or any combination of the following performance goals (which performance goals may or may not be measured in accordance with generally accepted accounting principles):
total stockholder return; earnings; earnings per share; net income; revenues; operating profit; income before taxes, depreciation and/or amortization; cash flow; expenses; market share; return on assets; return on capital employed; return on equity;
assets; value of assets; fair market value of shares; regulatory compliance; safety standards; quality standards; cost reduction objectives; satisfactory internal or external audits; improvement of financial ratings; achievement of balance sheet or income statement objectives; or profit per ton shipped. The performance goals may also be based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

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To the extent permitted by the requirements of the qualified performance-based compensation exception under Section 162(m) of the Code, performance criteria and objectives may include or exclude events the impact of which the Committee determines should be so included or excluded, such as extraordinary, unusual, or infrequently occurring charges or credits; pension or other employee benefit plan corridor charges or credits; losses from discontinued operations; restatements and accounting changes and other unplanned special charges such as restructuring expenses;
acquisitions; acquisition expenses, including expenses related to impairment of goodwill or other intangible assets; stock offerings; stock repurchases and loan loss provisions.

The performance goals will be set by the Committee in accordance with the requirements of Section 162(m) of the Code. The Committee can impose such other restrictions on awards as it may deem necessary or appropriate to ensure that such awards satisfy all requirements of the qualified performance-based compensation exception under Section 162(m) of the Code.

Restricted Stock.    The Amended Stock Plan authorizes the Committee to grant awards of restricted stock to individuals eligible to participate in the Amended Stock Plan. Each award of restricted stock must be evidenced by a written agreement that specifies the period of restriction, the number of shares subject to the award and such other provisions as may be determined by the Committee. The restrictions with respect to shares of restricted stock will lapse under the schedules set forth in the employee’s or Director’s award agreement.

Restricted Stock Units.    Under the Amended Stock Plan, the Committee is authorized to grant restricted stock units to members of the Board. Each restricted stock unit represents a right to receive a share of our common stock. Each award of restricted stock units must be evidenced by a written agreement specifying its terms, including the number of shares subject to the award, any vesting and forfeiture conditions and the time and form of settlement of the applicable restricted stock units. The Amended Stock Plan mandates that 50% of each Director’s annual retainer fee for services on the Board be paid in the form of awards of restricted stock or restricted Stock units, as determined by the Board, though each Director may elect prior to each calendar year to have more than 50% of his or her annual retainer fee, and/or a portion of any other fees to be earned in the calendar year for Board services, paid to him or her by such means. The Committee makes awards of restricted stock units throughout the calendar year, as administratively feasible, but not less than quarterly.

Restrictions on Dividends Received on Restricted Stock and Restricted Stock Units.    Any dividends or
dividend equivalents received by a participant with respect to performance-based awards are subject to the same restrictions as the underlying award.

Limits on Transferability and Termination of Employment

Options.    Except as provided in the Amended Stock Plan, no option granted under the Amended Stock Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Subject to the terms of the Amended Stock Plan and the discretion of the Committee, an option may be exercised only while the holder is employed by us. In the event of retirement of a participant, vesting will continue in accordance with the applicable option award agreement but must be exercised within three years following retirement. In the event of a participant’s disability or death, any unvested stock options vest immediately and automatically, and will be exercisable for the periods set forth in the Amended Stock Plan.

Performance Shares.    Shares underlying a performance share award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Performance Period and issuance of any shares earned under the terms of the award. Upon an award holder’s death, disability, or retirement during a
Performance Period, unless the Committee provides otherwise, payment of a prorated number of shares based on the holder’s number of full

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months of employment during the Performance Period, and based on the levels of achievement in each performance category during the entire Performance Period, shall be made to the holder after termination of the Performance Period. If the holder’s employment terminates during a Performance Period for any other reason, unless the Committee provides otherwise, the award shall be forfeited and no payment shall be made.

Restricted Stock.    Shares underlying a restricted stock award may not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated until the period of restriction has lapsed. Restrictions shall lapse pursuant to the schedule set forth in each award agreement, and with respect to shares underlying a restricted stock award to a director, upon completion of his or her full tenure on the Board or upon the date of his or her mandatory retirement from the Board by reason of age. In the case of retirement by all other holders of restricted stock, upon a participant’s retirement the restricted stock shall continue to vest over the normal course of its original vesting schedule. All outstanding restrictions on shares lapse in the case of death or disability of the holder. During the period of restriction, a holder of restricted stock may exercise full voting rights with respect to the underlying shares and is entitled to all dividends and other distributions paid on such underlying shares. Upon the lapse of the applicable period of restriction, the shares vest in the holder.

Restricted Stock Units.    Shares underlying a restricted
stock unit award may not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated until the period of restriction has lapsed. The restrictions with respect to restricted stock units will lapse pursuant to the schedule set forth in each award agreement. A restricted stock unit does not vest in the holder any rights as a stockholder until the date that such individual may receive shares of common stock pursuant to the terms of the award. During the period of restriction, a holder of restricted stock units is entitled to receive dividend equivalents to enable the holder to receive the value of all dividends and other distributions paid (with respect to shares of common stock) in the form of additional restricted stock units, which in turn shall be subject to the same restrictions as the restricted stock unit award to which they relate.

Change
of Control.

Upon a “Change of Control” (as defined in the Amended Stock Plan), unless otherwise provided in an award agreement:

(a)

the surviving entity or acquirer may assume or continue the Company’s rights and obligations under each or any outstanding award or substitute for each such award a substantially equivalent award with respect to the acquiror’s stock;

(b)

outstanding awards which are not assumed or otherwise continued will accelerate and become fully vested effective immediately prior to, but contingent upon, the consummation of the change in control; and,

(c)

any awards which are assumed, continued, or substituted for as described above will become fully vested upon a qualifying termination of employment that occurs in connection with or following such change in control, pursuant to the terms set forth in the applicable award agreement.

Amendment and Discontinuance.    The Amended Stock Plan may be amended, altered or discontinued by the Board, but, except as specifically provided in the Amended Stock Plan, no amendment, alteration or discontinuance may be made that would in any manner adversely affect any outstanding option, restricted stock, restricted stock unit, or performance share award under the Amended Stock Plan without the written consent of the holder. Except as expressly provided in the Amended Stock Plan, the Amended Stock Plan may not be amended without stockholder approval to the extent such approval is required by law or the rules of any securities exchange on which our common stock is then listed.

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Federal Income Tax Consequences

The following discussion is intended only as a brief discussion of the federal income tax rules relevant to awards of options, restricted stock, restricted stock units and performance shares. This summary is not intended to be exhaustive and does not address all matters relevant to all circumstances. Because individual circumstances may vary, we advise all participants to consult their own tax advisor concerning the tax implications of awards granted under the Amended Stock Plan.

Nonqualified Stock
Options.    Upon the grant of an option, the recipient will not recognize any taxable income and we will not be required to record any compensation expense. Upon the exercise of such an option, the excess of the fair market value of the shares acquired on the exercise of the option over the purchase price (the “spread”) will constitute compensation taxable to the holder as ordinary income. In determining the amount of the spread, the fair market value of the stock on the date of exercise is used, except that in the case of shares subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally Executive Officers), the fair market value usually will be determined at the expiration of the six-month period, unless the holder elects to be taxed based on the fair market value at the date of exercise. Any such election (a “Section 83(b) election”) must be made and filed with the Internal
Revenue Service within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. We generally will be entitled to a deduction for federal income tax purposes in an amount equal to the compensation taxable to the holder as a result of exercise of the option in the taxable year in which the amount is included as income to the holder.

Restricted Stock.    A person who is granted a restricted stock award may make a Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares will be taxed as capital gain (or loss) upon a subsequent sale of the shares. However, if the recipient does not make a Section 83(b) election, the grant will be taxed as ordinary income at the full fair market value of the shares on the date that the restrictions imposed on the shares lapse. Unless a holder makes a
Section 83(b) election, any dividends paid on shares subject to restrictions are ordinary income to the holder and compensation expense to us. We are generally entitled to a tax deduction for any compensation income taxed to the holder, subject to the provisions of Section 162(m).

Restricted Stock Units.    The grantee will not be deemed to
have received any taxable income at the time the restricted stock unit award is granted. Generally, restricted stock units (and dividend equivalents and other distributions paid with respect to those restricted stock units, if any) will be subject to income taxation based upon the fair market value of the shares underlying such stock units on each date that shares underlying the stock units are delivered or made available after the restriction period has lapsed. We are generally entitled to a tax deduction for any compensation income taxed to the holder, subject to the provisions of Section 162(m) of the Code.

Performance Shares.    The value of shares paid out pursuant to a performance share award will constitute compensation taxable to the recipient as ordinary income. We will generally be entitled to a deduction equal to the ordinary income realized by the recipient, subject to the provisions of Section 162(m).

Plan Benefits

At this time it cannot be
reasonably determined what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Amended Stock Plan in future years. Such determinations are subject to the discretion of the Committee. However, grants of options, restricted stock, and performance share awards to the Named Executive Officers under the Stock Plan (without taking into account the Proposed Amendments submitted for stockholder approval in this Proposal No. 4) for each of the past three calendar years are set forth in the Summary Compensation Table beginning on page 70 of this Proxy Statement. Grants of restricted stock units to Directors during the last fiscal year are set forth in the Director Compensation Table beginning on page 29 of this Proxy Statement.

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2016 Proxy Statement

Stockholder Vote Required; Board Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve the Amended Stock
Plan, including the re-approval of the material terms of the performance goals of performance-based awards under the Amended Stock Plan.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND
RESTATEMENT OF OUR STOCK INCENTIVE PLAN, INCLUDING THE RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS.

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

AND NOMINATIONS OF DIRECTORS

Our By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the Board of Directors. Notice of a stockholder proposal or Director nomination for the 2017 Annual Meeting must be received by us no later than March 27, 2017 and no earlier than February 25, 2017, and must contain certain information and conform to certain requirements specified in the By-laws. If the Chairman determines at the Annual Meeting that a stockholder proposal or Director nomination was not made in accordance with the By-laws, we may disregard the proposal or nomination.

If a stockholder intends to present a proposal at the 2017 Annual Meeting of Stockholders and seeks to have the proposal included in our proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Corporate Secretary no later than December 12, 2016.
The proposal must also satisfy the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the 2016 Annual Meeting, but the proposal complies with the advance notice procedure prescribed by the By-laws, then our proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal.

Any proposals, as well as any related questions, should be directed to: Corporate Secretary, AK Steel Holding Corporation, 9227 Centre
Pointe Drive, West Chester, Ohio 45069.

HOUSEHOLDING

We have previously adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple registered shareholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the annual proxy materials unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you are a registered shareholder (your shares are held
directly in your name) and you wish to opt out of householding so that you and other members of your household receive multiple copies of the proxy materials at the same address, you may do so by calling our transfer agent, Computershare, at
(888) 294-8217 or by notifying us in writing at: AK Steel Holding Corporation, 9227 Centre Pointe Drive, West Chester, Ohio 45069, Attention: Corporate Secretary. Your notice must be received by us at least 30 days before the mailing of proxy materials, which we expect to be mailed in April of each year. You also may request additional copies of the proxy materials by notifying us in writing at the same address.

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2016 Proxy Statement

OTHER MATTERS

Our audited financial statements as of and for the year ended December 31, 2015, together with the report thereon of
Ernst & Young LLP, our independent registered public accounting firm for the year ended December 31, 2015, are included in our 2015 Annual Report under the Securities Exchange Act of 1934. A copy of the 2015 Annual Report on Form 10-K is included in our 2015 Annual Report to Stockholders and is being furnished on the Internet to stockholders together with this Proxy Statement.

This Proxy Statement and the accompanying form of proxy will be furnished on the Internet to stockholders on or about April 11,
2016, together with the 2015 Annual Report to Stockholders. In addition, we are requesting banks, brokers and other custodians, nominees and fiduciaries to forward the Notice of Internet Availability of Proxy Materials to the beneficial owners of shares of our common stock held by them of record and will reimburse them for the reasonable out-of-pocket expenses they incur in complying with this request. We retained Alliance Advisors, LLC to assist in the solicitation of proxies for a fee estimated to be $8,500 plus out-of-pocket expenses. Solicitation of proxies also may be made by our officers and employees, via personal contacts, telephone or email. The cost of soliciting proxies will be borne by us.

The Board of Directors does not know of any matters to be presented at the meeting other than those set forth in the accompanying Notice of Meeting. However, if any other matters properly come before the meeting, it is intended that the holders of proxies will vote on the matter in their discretion.

By order of the Board of Directors,

Joseph C. Alter

Corporate Secretary

West
Chester, Ohio

April 11, 2016

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2016 Proxy Statement

ANNEX A

AK STEEL HOLDING CORPORATION

STOCK
INCENTIVE PLAN

(as amended and restated as of ~~July 23, 2015~~ May 26, 2016)

Article 1.  Amendment and Restatement, Purpose, and Duration.

1.1         Amendment and Restatement of the Plan.  AK Steel Holding
Corporation, a Delaware corporation (the “Company”), previously established an incentive compensation plan known as the “AK Steel Holding Corporation Stock Incentive Plan” (as amended and restated, the “Plan”). On
~~July 23, 2015 (the “Effective Date”),~~ March 17, 2016, the Board of Directors of the Company adopted this amendment and restatement of the
Plan, subject to the approval of the Company’s stockholders (the date of such stockholders’ approval being the “Effective Date”). For the terms and conditions of the
Plan applicable to Awards granted before the Effective Date, refer to the version of the Plan in effect as of the date such Award was granted. The Plan permits the grant of Nonqualified Stock Options, awards of Restricted Stock, awards of Restricted
Stock Units, and awards of Performance Shares.

1.2         Purpose of the
Plan.  The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of directors, executive officers and key employees of the Company to those of the Company’s stockholders, and by providing these individuals with an incentive for outstanding performance. The Plan is further intended to enhance the Company’s ability to motivate, attract, and retain the services of these individuals upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3
        Duration of the Plan.  The Plan shall remain in effect until all Shares subject to it shall have been purchased or acquired or are no longer available for Awards according to the
Plan’s provisions, subject to the right of the Board to terminate the Plan at any time pursuant to Article 11 herein. In no event may an Award be granted under the Plan on or after
~~December~~ May 31, ~~2019~~ 2026. Termination of the Plan shall not affect the rights of any person under an outstanding Award Agreement unless otherwise specifically provided in such Award Agreement.

Article
2.  Definitions.  Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a)         “Award” includes, without limitation, Option Awards, Restricted
Stock Awards, Restricted Stock Unit Awards, or Performance Share Awards that are valued in whole or in part by reference to, or are otherwise based on, the Company’s stock, performance goals or other factors, each on a stand alone or combination basis, as described in or granted under this Plan.

(b)         “Award
Agreement” means the agreement or other writing that sets forth the terms and conditions of each Award, including any amendment or modification thereof. A Participant is bound by the terms of an Award Agreement and this Plan by reason of accepting the benefits of the Award.

(c)         “Beneficial Owner” shall
have the meaning ascribed to such term in Rule l3d-3 of the General Rules and Regulations under the Exchange Act.

(d)
        “Beneficiary” means the person or persons named by a Participant to succeed to the Participant’s rights under any then unexpired Award Agreements. Each such designation shall:
(i) revoke all prior designations by the same Participant; (ii) be in a form acceptable to the Committee; and (iii) be effective only when delivered to the Committee by the Participant in writing and during the

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2016 Proxy Statement

Participant’s lifetime. No beneficiary shall be entitled to any notice of any change in a designation of beneficiary. In the absence of any such designation, the Participant’s estate shall be the beneficiary.

(e)         “Board” means the Board of Directors
of the Company.

(f)         “Cause” means: (i) conviction of, or
entering a plea of guilty or nolo contendere to, a misdemeanor involving moral turpitude or a felony; (ii) engagement in fraud, misappropriation or embezzlement with respect to the Company or any subsidiary or affiliate thereof;
(iii) willful failure, gross negligence or gross misconduct in the performance of assigned duties for the Company or any subsidiary or affiliate thereof; and/or (iv) breach of a fiduciary duty to the Company or any subsidiary or affiliate thereof.

(g)         “Change of Control” shall be deemed to have occurred
if:

(i)         any person (other than a trustee or other fiduciary holding securities under an employee benefit plan in which employees of the Company participate) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii)
        during any period of two (2) consecutive years individuals who at the beginning of such period constitute the Board, including for this purpose any new Director of the Company (other than a
Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i) or (iii) of this Subsection (g)) whose election by the Board or nomination for election by the stockholders of the Company was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

(iii)         there is
a merger or consolidation of the Company with any other corporation (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity, at least fifty percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation) or there is a complete liquidation of the Company or sale or disposition by the Company of all or substantially all of the Company’s assets.

(h)         “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)         “Committee” means the Management Development and
Compensation Committee of the Board, or such other committee designated by the Board to administer this Plan. The Committee shall consist of not less than two members of the Board who shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee shall be comprised solely of Directors who are: (i) “independent directors” as defined in the rules and regulations of the New York Stock Exchange; (ii) “non-employee directors”
as defined in Rule 16b-3 promulgated under the Exchange Act; and (iii) “outside directors” within the meaning of Section 162(m) of the Code and related regulations. ~~The references herein to specific rules, regulations,~~
~~and statutes shall include any successor provisions thereof.~~

(j)
        “Company” means AK Steel Holding Corporation, a Delaware corporation, or any successor thereto, as provided in Article 14 herein.

(k)         “Covered Employee” means any Participant who is or may be a
“covered employee” within the meaning of Section 162(m)(3) of the Code.

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2016 Proxy Statement

(l)         “Director” means any
individual who is a member of the Board and who is not an Employee.

(m)
        “Disability” means a physical or mental condition which, in the judgment of the Committee, renders a Director unable to serve or an Employee unable to perform the duties of his position with the Company or, in the case of an Employee, the duties of another available position with the Company for which the Employee is suited by education, background and training. Any Employee found to be qualified for disability benefits under AK Steel Holding Corporation’s long term disability plan or by the Federal Social Security Administration will be considered to be disabled under this Plan, but qualification for such benefits shall not be required as evidence of disability hereunder.

(n)         “Employee” means any common law employee
of the Company or any subsidiary or affiliate thereof, including AK Steel Corporation. A Director is not an Employee solely by reason of his position as a Director and, unless otherwise employed by the Company, shall not be considered to be an
Employee under this Plan.

(o)         “Exchange Act” means the Securities
Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(p)
        “Fair Market Value” shall mean:

(i)
        if the Shares are traded on an established United States national stock exchange or in the United States over-the-counter market with prices reported on the NASDAQ, the average of the highest and lowest sales prices for Shares on the relevant date (or, if there were no sales of Shares on such date, the weighted average of the mean between the highest and lowest sale prices for Shares on the nearest preceding trading day on which there were sales of Shares); and

(ii)         if the Shares are not traded as described
in clause (i), the fair market value of such Shares on the relevant date, as determined in good faith by the Board.

(q)
        “Insider” shall mean an Employee who is, on the relevant date, an executive officer or ten percent (10%) Beneficial Owner of the Company, as defined under Section 16 of the
Exchange Act, or a Director.

(r)         “Nonqualified Stock Option” or
“Option” means an option to purchase Shares from the Company at a price established in an Option Award Agreement. No incentive stock option within the meaning of Code Section 422 may be granted under this Plan.

(s)         “Option Award” means, individually or collectively, a grant under this Plan of a Nonqualified Stock Option.

(t)         “Option Award
Agreement” means an agreement setting forth the terms and provisions applicable to an Option Award granted to a Participant under this Plan.

(u)         “Option Price” means the price at which a Share may be purchased by a Participant under the terms of an Option Award Agreement.

(v)         “Par
Value” shall mean the designated par value of one Share.

(w)
        “Participant” means any Director or Employee who possesses an unexpired Award granted under the Plan.

(x)         “Performance Share” means Shares (or units representing the right to receive Shares) granted to a Participant subject to attainment of certain performance criteria and objectives in accordance with the terms of the Plan.

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(y)         “Performance Share
Award” means individually or collectively, a grant under this Plan of a Performance Share.

(z)
        “Performance Share Award Agreement” means an agreement setting forth the terms and provisions applicable to a Performance Share Award under this Plan.

(aa)         “Plan” means the AK Steel Holding Corporation Stock Incentive Plan as set in this document, and if amended at any time, then as so amended.

(bb)
        “Restricted Stock” means Shares granted to a Participant subject to certain restrictions on the Participant’s right to sell, transfer, assign, pledge, encumber or otherwise alienate or hypothecate the Shares except in accordance with the terms of this Plan.

(cc)
        “Restricted Stock Award” means, individually or collectively, a grant under this Plan of Shares of Restricted Stock.

(dd)         “Restricted Stock Award Agreement” means an agreement setting forth the terms and provisions applicable to a Restricted Stock Award under this Plan.

(ee)
        “Restricted Stock Unit” means an Award that represents the right to receive a Share, granted to a Director in accordance with the terms of the Plan.

(ff)         “Restricted Stock Unit Award” means, individually or collectively, a grant under this Plan of Restricted Stock Units.

(gg)         “Restricted Stock
Unit Award Agreement” means an agreement setting forth the terms and provisions applicable to a Restricted Stock Unit Award under this Plan.

(hh)         “Retirement” shall mean termination of employment with the Company or any affiliate of the Company with eligibility to immediately commence to receive a pension under the Company’s noncontributory defined benefit pension plan as in effect on the Employee’s termination date, or termination of employment with the Company or any affiliate of the Company after: (1) completion of at least 30 years of employment with the Company, (2) attainment of age 60 and completion of at least 5 years of employment with the Company, or (3) attainment of age 55 and completion of at least 10 years of employment with Company. With respect to an individual who is not a participant in the Company’s noncontributory pension plan, Retirement also shall mean any termination of employment with the
Company which would have entitled such individual to be eligible to immediately commence to receive a pension under the Company’s noncontributory defined benefit pension plan had the individual been a participant.

(ii)        “Shares” means the shares of voting common stock of the Company.

Article 3. Administration.

3.1
        The Committee.  The Plan shall be administered by the Committee. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.

3.2         Authority of the Committee.  The Committee shall have full power, subject to the provisions of this Plan, except as limited by law or by the Articles of Incorporation or By-laws of the Company: (a) to determine the size and types of Awards (except as to Awards to Directors, which shall

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be limited to the size and shall be subject to the conditions expressly permitted by this Plan); (b) to determine the terms and conditions of each Award Agreement in a manner consistent with the Plan; (c) to construe and interpret the Plan and any agreement or instrument entered into under the Plan; (d) to establish, amend, or waive rules and regulations for the Plan’s administration; and, (e) subject to the provisions of Article 11 herein, to amend the terms and conditions of any outstanding Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may delegate its authority hereunder to the extent permitted by law. In no event shall a Director who is a Participant vote in any matter related solely to such Director’s Award under this Plan.

3.3         Decisions
Binding.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates, beneficiaries or assignees. In all cases, Awards to Directors shall be subject to the same terms, conditions and interpretations applicable generally to Awards to non-Director
Participants.

3.4         Arbitration.  Each Participant who is granted an
Award hereunder agrees as a condition of the Award to submit to binding arbitration any dispute regarding the Plan or any Award made under the Plan, including by way of illustration and not limitation, any decision of the Committee or any action of the Company respecting the Plan. Such arbitration shall be held in accordance with the rules of the American Arbitration Association before an arbitrator selected by the Company and acceptable to the Participant. If the Participant objects to the appointment of the arbitrator selected by the Company, and the Company does not appoint an arbitrator acceptable to the Participant, then the Company and the Participant shall each select an arbitrator and those two arbitrators shall collectively appoint a third arbitrator who shall alone hear and resolve the dispute. The Company and the Participant shall share equally the cost of arbitration. No Company agreement of indemnity, whether under the Articles of Incorporation, the By-Laws or otherwise, and no insurance purchased by the Company shall apply to pay or reimburse any Participant’s costs of arbitration.

Article 4.  Shares
Subject to Grant Under the Plan.

4.1         Number of
Shares.  Subject to adjustment as provided in this Article, an aggregate of ~~23,000,000~~
7,781,581 Shares shall be available as of the Effective Date for the grant of Option Awards, Restricted Stock Awards,
Restricted Stock Unit Awards, and Performance Share Awards under the Plan (hereinafter called the “Share Pool~~”);~~”) less one (1) Share for every one
(1) Share granted under the Plan after January 31, 2016 and prior to the Effective Date; provided, however, that no Employee may be granted Awards under the Plan in any calendar year with respect to more than
~~600,000~~ 1,300,000 Shares (which, for the avoidance of doubt, includes the maximum that could be earned under any performance-based award). The Committee, in its sole discretion, shall determine the appropriate division of the Share Pool as between Option Awards, Restricted Stock Awards, Restricted Stock Unit Awards, and Performance Share Awards. Shares issued pursuant to any Award may be either authorized and previously unissued Shares or reacquired Shares.

The following rules will apply for purposes of the determination of the number of
Shares available for grant under the Plan:

(a)         the grant of an Award to an
Employee or Director shall reduce the Shares available in the Share Pool for grant under the Plan by the number of Shares subject to the Award; and

~~(b)         to the extent that an Option is settled in cash rather than by the delivery~~
~~of Shares, the Share Pool shall be reduced by the number of Shares represented by the cash settlement of the Option (subject to the limitation set forth in Section 4.2 herein).~~

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(b)
        Notwithstanding the other provisions in this Plan, the following Shares shall not be added to the Shares authorized for grant: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or other any other Awards, and (iii) Shares reacquired by the
Company on the open market or otherwise using cash proceeds from the exercise of Options.

4.2
        Lapsed Awards.  If any Award granted under this Plan is canceled, terminates, is forfeited, expires or lapses for any reason, or is settled in cash, any Shares then subject to such Award again shall be available for grant under the Plan and shall return to the Share Pool.

4.3         Adjustments in Authorized Shares.  In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, to prevent dilution or enlargement of rights, an appropriate adjustment shall be made in an equitable manner by the Committee in the number and class of Shares which may be delivered under the Plan, in the number and class of Shares that may be issued to an Employee with respect to Awards in any given period, and in the number and class of and/or price of Shares subject to any then unexercised and outstanding Awards. The number of Shares subject to any Award shall always be a whole number.

4.4         Rights as a Stockholder.  No person shall have any rights as a
~~shareholder~~ stockholder with respect to Shares subject to an Option Award until the date the Company receives full payment of the Option price, including any sum due for withholding pursuant to Section 6.6. A person who has Restricted Stock shall have the rights of an owner of Shares, except to the extent those rights are expressly limited by then applicable restrictions on transfer contained in this Plan and the Restricted Stock Award Agreement. No person shall have any rights as a ~~shareholder~~ stockholder with respect to a Restricted Stock Unit Award until such date that the
Participant may receive Shares pursuant to the Restricted Stock Unit Award. No person shall have any rights as a ~~shareholder~~ stockholder with respect to a
Performance Share Award until such date that the Participant may receive the Shares covered by the Performance Share Award.

Article 5.  Eligibility
and Participation.  Directors and Employees shall be eligible to be Participants in this Plan.

Article 6.  Stock Options.

6.1         Grant of Options.

(a)         Options may be granted to an Employee or Director at any time and from time to time as shall be determined by and in the sole discretion of the Committee, subject to the provisions of Section 4.1.

(b)
        Prior to July 16, 2009, each Director ~~who was not employed by the Company~~ received Options with respect to ten thousand (10,000) Shares on the date of his or her initial election to the Board. ~~Such~~ Directors may have received additional Options in a similar amount at approximately five year intervals thereafter during their term on the Board as determined by and in the sole discretion of the
Committee. The elimination on July 16, 2009 of the provisions for such Option awards was not intended to have, and shall not have, any effect on Options awarded prior to July 16, 2009 under the version of this Section 6.1(b) in effect prior to such date or on the terms and conditions applicable to those Options upon the date of award.

6.2
        Option Award Agreement.  Each Option shall be granted pursuant to a written Option Award Agreement, signed by the appropriate member of the Committee or its designee, and specifying

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the terms and conditions applicable to the Options granted including: the Option Price; the period during which the Option may be exercised; the number of Shares to which the Option pertains; the conditions under which the Option is exercisable; and such other provisions as the Committee may from time to time determine. The Option Award Agreement also shall specify that the Option is intended to be a Nonqualified Stock Option whose grant is intended not to fall under the provisions of Code Section 422.

6.3         Option
Price. The Option Price for each Share subject to purchase shall be determined by the Committee and stated in the Option Award Agreement but in no event shall be less than the Fair Market Value of the Shares on the date of grant of the Award.
Except in connection with a corporate transaction involving the Company, including without limitation any event pursuant to which the Committee elects to make any adjustments under Section 4.3 of the Plan, the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options to reduce the exercise price of such outstanding Options; (b) cancel outstanding Options in exchange for Options with an exercise price that is less than the exercise price of the Options as originally granted; or (c) cancel outstanding Options with an exercise price above the current Fair Market Value in exchange for cash, common stock or other consideration.

6.4         Duration of Options. Each Option shall be exercisable for such period as the
Committee shall determine at the time of grant. No Option shall be exercisable later than the tenth (10th) anniversary of the date of its grant.

6.5         Exercise of Options.

(a)         Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. ~~The~~ Subject to
Section 6.9, the Committee may provide, by rule or regulation or in any Option Award Agreement, that the exercisability of an Option may be accelerated or extended under various circumstances to a date not later than the latest expiration date permitted in accordance with Section 6.4.

(b)         Each Option shall be
exercisable only by delivery to the Committee in care of the Secretary of the Company of a written notice of exercise in such form as the Committee may require. A notice of exercise shall: specify the number of shares to be purchased, shall be signed by the Participant or holder of the Option and shall be dated the date the signature is affixed.

6.6
        Payment.  Except as hereinafter provided, a written notice of exercise shall be accompanied by full payment for the Shares to be purchased. Subject to the provisions of Article 12, payment shall include any income or employment taxes required to be withheld by the Company from the ~~employee’s~~ Employee’s compensation with respect to the Shares so purchased.

(a)         The Option Price upon exercise of any Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, ~~(provided that any Shares so~~
~~tendered which have been acquired from the Company shall have been held by the Participant for at least six (6) months prior to such tender),~~ in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof, or (iii) by a combination of (i) and (ii).

(b)         The
Committee also may allow cashless exercises as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

(c)         As soon as practicable after receipt of a written notice
of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased.

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6.7         Restrictions on
Transferability.  Except to the extent permitted under this Section 6.7, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing, the right to purchase Shares subject to an Option Award may be transferred, in whole or in part, by a Participant during a Participant’s lifetime, to a Participant’s spouse, child or grandchild, or to the trustee of a testamentary or other grantor trust established primarily for the benefit of a Participant’s spouse, child or grandchild; provided that:

(a)         A transfer
shall only be effective upon receipt by the Secretary of the Company, on behalf of the Committee, of written notice of transfer in such form as the Committee may require;

(b)         A notice of transfer shall: (i) identify the name, address and relationship of the transferee to the Participant; (ii) identify the Option Award which is the subject of the transfer, the number of Shares transferred and the consideration paid, if any, for the transfer; (iii) in the case of a transfer to a trustee, include evidence satisfactory to the Committee that under the terms of the trust the transfer is for the exclusive benefit of a Participant’s spouse, child or grandchild; and (iv) include a copy of the authorized signature of each person who will have the right to exercise the option to purchase and all information relevant to the rights transferred; and

(c)
        A transferee may not transfer any rights. Upon the transferee’s death, all rights shall revert to the Participant.

The Committee may impose such additional restrictions on transferability as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8         Termination of Employment.  Except as hereinafter provided, Options granted under the Plan may not be exercised by any person, including a transferee of any rights under an Option Award, unless the Participant is then in the employ of the Company and unless the Participant has remained continuously so employed since the date of grant of the Option. Subject to the duration set forth in Section 6.4, Options shall be exercisable as follows unless otherwise provided by the Committee:

(a)         in the case of a Participant’s death, any outstanding Options which have not yet vested in accordance with the applicable Option Award Agreements shall immediately vest and be exercisable:

(i)
        if the Participant’s death occurs while employed by the Company, by the Beneficiary or representative during a period of three (3) years following the date of the Participant’s death; or

(ii)         if the Participant’s death occurs after his Retirement,
but before the third anniversary of his Retirement, by the Beneficiary or representative on or before the third anniversary of his Retirement;

(b)         in the case of the Participant’s Disability, any outstanding Options which have not yet vested in accordance with the applicable Option Award Agreements shall immediately vest and be exercisable by the Participant or by the Participant’s appointed representative during a period of three (3) years following the date of the Participant’s last day worked;

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(c)         in the case of the Participant’s
Retirement, any outstanding Options which have not yet vested shall continue to vest in accordance with the applicable Option Award Agreements and such vested Options shall be exercisable by the Participant during a period of three (3) years following the date of the Participant’s last day worked~~;~~ (provided that any Options which have not yet vested or been exercised at the end of this three-year period shall be forfeited);

(d)         in the case of a Participant’s involuntary termination
of employment:

(i)         if such termination is for reasons other than
Cause, any outstanding Options which have not yet vested shall continue to vest in accordance with the applicable Option Award Agreements and such vested Options shall be exercisable by the Participant during a period of three (3) years following the date of the Participant’s last day worked~~;~~ (provided that any Options which have not yet vested or been exercised at the end of this three-year period shall be forfeited); or

(ii)         if such termination is for Cause, by the
Participant on or before his last day worked whether or not the Committee has made its final determination that there is Cause for termination as of that last day worked; and

(e)         in the case of a Participant’s voluntary termination of employment, his last day worked.

6.9         Minimum
Vesting.  No Option granted on or after the Effective Date may vest in less than one year from its date of grant. Notwithstanding the foregoing, Options up to 5% of the available Shares authorized for issuance under the Plan as of the
Effective Date may vest (in full or in part) in less than one year from their date of grant (the “5% Basket”). Any Option granted under the Plan may vest in full or in part upon death or Disability of the Participant, or upon a Change of
Control of the Company (whether on an automatic or discretionary basis), and such vesting shall not count against the 5% Basket.

Article
7.  Restricted Stock and Restricted Stock Units.

7.1         Restricted
Stock Awards and Restricted Stock Unit Awards.  Restricted Stock Awards may be made to any Director or Employee at any time while the Plan is in effect and Restricted Stock Unit Awards may be made to Directors at any time while the
Plan is in effect. Restricted Stock Awards and Restricted Stock Unit Awards may be made whether or not prior such Awards have been made to said person.

7.2         Notice.  The Committee shall promptly provide each Participant with written notice setting forth the number of Shares covered by the Restricted Stock Award or Restricted Stock Unit Award and such other terms and conditions relevant thereto, including the purchase price, if any, to be paid for the Shares by the recipient of a Restricted Stock Award, as may be considered appropriate by the Committee.

7.3
        Restrictions on Transfer of Restricted Stock.  The purpose of these restrictions is to provide an incentive to each Participant to continue to provide services to the Company and to perform his or her assigned tasks and responsibilities in a manner consistent with the best interests of the Company and its ~~shareholders~~ stockholders. The Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions:

(a)
        Stock certificates evidencing shares shall be issued in the sole name of the Participant (but may be held by the Company until the restrictions shall have lapsed in accordance herewith) and shall bear a legend which, in part, shall provide that:

“The shares of common stock evidenced by this certificate are subject to the terms and restrictions of the AK Steel Holding Corporation Stock Incentive Plan. These shares are

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subject to forfeiture or cancellation under the terms of said Plan. These shares may not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which Plan is available from the Secretary of the Company upon request.”

(b)
            No Restricted Stock may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated unless, until and then only to the extent that said restrictions shall have lapsed in accordance with Section 7.4.

7.4         Lapse of
Restrictions. ~~The restrictions set forth in Section 7.3 will lapse only if, on the date restrictions are to lapse in accordance with this Section 7.4, the Participant has been continuously employed by the Company or has been a~~
~~Director form the time of the Restricted Stock Award to such date of lapse. If the lapse schedule would result in the lapse of restrictions in a fractional share interest, the number of shares will be rounded down to the next lowest number of full~~
~~shares for each of the first two lapse dates, with the balance to relate to the final lapse date. Unless otherwise provided by the Committee:~~

~~(a)         with~~
With respect to a Restricted Stock Award to an Employee, the restrictions set forth in Section 7.3 ~~shall lapse with respect to twenty-five percent (25%) of the Shares subject thereto on the second anniversary of the date of the~~
~~Award; and with respect to an additional twenty-five percent (25%) of the Shares subject thereto on each of the third, fourth and fifth anniversaries of the date of the Aware; and~~

~~(b)         with~~ will
lapse only in accordance with the terms of the Award Agreement. With respect to a Restricted Stock Award to a Director, the restrictions set forth in Section 7.3 shall lapse upon completion of the full tenure for which the Director was elected to serve on the Board.

7.5         Vesting and Forfeiture of Restricted
Stock. Upon the lapse of the restrictions set forth in Section 7.3 with respect to Shares covered by a Restricted Stock
Award, ownership of the Shares with respect to which the restrictions have lapsed shall vest in the holder of the Award. In the event of termination of an Employee’s employment, or in the event a Director fails to complete his or her full tenure on the Board, all Shares then still subject to the restrictions described in Section 7.3 shall be forfeited by the Participant and returned to the Company for cancellation, except as follows, or as otherwise provided in the applicable Award Agreement:

(a)         Restrictions with respect to Shares covered by an outstanding Restricted Stock Award held by a Director shall lapse upon the date of his or her mandatory retirement from the Board by reason of age. In the case of an Employee’s Retirement, restrictions remaining in respect of a Restricted Stock Award held by that Employee as of the date of Retirement shall continue to lapse and vest after Retirement as provided in the applicable Award Agreement; provided however, the Company may in its sole discretion reduce each outstanding Restricted Stock Award held by such Employee with respect to which restrictions have not yet lapsed by the number of Shares sufficient in value to pay the Employee’s share of any tax withholdings required in connection with such continued vesting after Retirement. Any outstanding restrictions shall lapse in case of death or Disability of the holder of a Restricted Stock Award~~. Evidence of Disability will be entitlement to disability income benefits under the Federal Social Security Act;~~
~~and~~; and

(b)
        The Committee may at any time in its sole discretion accelerate or waive all or any portion of restrictions remaining in respect of the Shares covered by an outstanding Restricted Stock Award (to the extent not waived pursuant to paragraph (a) above). This authority may be exercised for

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any or all Participants; provided that the waiver in any particular case shall not bind the Committee in any other similar case, it being the intention of the Company to grant the Committee the broadest possible discretion to act or to refuse to act in this regard. Any such action taken on behalf of a Director shall require the unanimous consent of all Directors (excluding the Director for whose benefit the action is taken) then in office.

7.6         Rights as
~~Shareholder~~ Stockholder.  Upon issuance of the stock certificates evidencing a Restricted Stock Award and subject to the restrictions set forth in
Section 7.3 hereof, the Participant shall have all the rights of a ~~shareholder~~ stockholder of the Company with respect to the Shares of Restricted Stock represented by that Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Notwithstanding the foregoing, any dividends or dividend equivalents payable in connection with a Restricted Stock Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as the underlying Award.

7.7         Restricted Stock and Restricted Stock Unit Awards to Directors.

(a)         Except as otherwise determined by majority vote of the Board with respect to any calendar year, at least fifty percent (50%) of each Director’s annual retainer fee for services on the Board shall be paid in the form of Restricted Stock Awards or in the form of Restricted Stock Unit Awards, as determined by the Board.
Each Director may elect before the beginning of such calendar year to have an additional portion of his or her annual retainer fee, and/or a portion of any other fees to be earned in such calendar year for services on the Board that otherwise would be payable in cash, paid to him or her by such means. Awards under this Section 7.7(a), and any other Awards to Directors under this Article 7, shall be made at intervals during the calendar year as the Company determines to be administratively feasible, but not less frequently than quarterly, according to procedures established by the Company and approved by the Board.

(b)         Any Director’s election under (a) above with respect to retainer fees earned in 2008 shall be deemed to apply to any Restricted Stock Unit Awards made in 2008. Prior to December 31, 2008, each Director may elect to convert all of his or her then outstanding Restricted Stock Awards to Restricted Stock Unit Awards
according to procedures established by the Board.

(c)         The terms of any Restricted
Stock Unit Award granted under the Plan, including any Restricted Stock Awards converted into Restricted Stock Unit Awards under (b) above, shall be set forth in Restricted Stock Unit Award Agreements which shall contain provisions determined by the Board and not inconsistent with the Plan, including any vesting and forfeiture conditions, and the time and form of settlement of the applicable Restricted Stock Units. The terms of Restricted Stock Unit Award Agreements need not be the same with respect to each Director.

(d)         The Board may at any time in its sole
discretion accelerate or waive all or any portion of vesting restrictions remaining in respect of the Shares covered by an outstanding Restricted Stock Unit Award. This authority may be exercised for any or all Directors; provided that the acceleration or waiver in any particular case shall not bind the Board in any other similar case, it being the intention of the Company to grant the Board the broadest possible discretion to act or to refuse to act in this regard. Any such action shall require the unanimous consent of all Directors (excluding the Director for whose benefit the action is taken) then in office.

(e)         The holder of a Restricted Stock Unit Award shall not have any rights of a
~~shareholder~~ stockholder of the Company with respect to such Award, including the right to vote the shares. Except as otherwise provided in a Restricted Stock Unit Award
Agreement, prior to settlement or forfeiture, any Restricted Stock Unit shall carry with it a right to dividend equivalents under which the Participant

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shall be entitled to receive the value of all dividends and other distributions (with respect to actual Shares) in the form of additional Restricted Stock Units. Such additional Restricted Stock
Units shall be subject to the same restrictions as the Restricted Stock Unit Award to which they relate.

(f)
        Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

(g)         Settlement of Restricted Stock Units shall be made in the form of Shares and distribution of such Shares shall occur or commence as provided in the applicable Restricted Stock Unit Award Agreement; provided however, such settlement and distribution may be deferred to a later date as elected by the Director in accordance with procedures established by the Company to ensure compliance with applicable law, including Section 409A of the Code.

(h)         ~~No~~
Notwithstanding any provision in the Plan to the contrary, no Director may be granted an aggregate combination of all
Awards under the Plan in any calendar year ~~that, in the aggregate, exceed $210,000~~ (based on the ~~date~~
~~of~~ grant~~; provided, however, that any portion~~ date fair value of ~~a Director’s annual~~
~~retainer fee;~~ such Awards) which when added to all cash and~~/or a portion of any~~ other ~~fees~~
compensation paid to ~~be earned in~~ the Director for such calendar year ~~for services on the Board that otherwise would be payable in cash, which such~~
~~Director has elected before the beginning of~~ (including but not limited to retainer fees, meeting fees, committee chair and /or lead director fees, and perquisites) would cause the
Director’s total compensation from the Company for such calendar year to ~~have paid to him or her in the form of Restricted Stock Awards or Restricted Stock Unit Awards pursuant to Section 7.7(a) of the Plan, shall not be~~
~~considered when calculating the limitation on aggregate annual grants set forth in this Section 7.7(h).~~ exceed $750,000.

Article 8.  Performance Shares

8.1         Grant of Performance Shares.  Subject to the terms and conditions of the Plan, Performance Shares may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares granted to each
Participant and the terms and conditions thereof.

8.2         Value of Performance
Shares.  The Committee shall set performance goals over certain periods to be determined in advance by the Committee (“Performance Periods”). Prior to each grant of Performance Shares, the Committee shall establish an initial number of Shares for each Performance Share Award granted to each Participant for that Performance Period. Prior to each grant of Performance Shares, the Committee also shall set the performance goals that will be used to determine the extent to which the Participant may receive a payment of Shares with respect to the Performance Shares awarded for such Performance Period. These goals will be based on the attainment, by the Company or its subsidiaries or affiliates, of one or more certain performance criteria and objectives described in Section 8.8 herein. With respect to each such performance measure utilized during a Performance Period, the Committee shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant may receive a payout of the number of Shares for the Performance Shares awarded for such Performance Period.

8.3         Payment of Shares.  After a Performance Period has ended, the holder of a Performance Share shall be entitled to payment of the applicable number of Shares with respect thereto as determined by the Committee. The Committee shall make this determination by first determining the extent to which the performance goals set pursuant to Section 8.2 have been met. It will then determine the applicable percentage to be applied to, and will apply such percentage to the number of Performance Shares to determine the payout to be received by the Participant. In addition,

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2016 Proxy Statement

with respect to Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Committee that the applicable performance goal or goals have been satisfied to a particular extent.

8.4         Committee Discretion to
Adjust Awards.  Subject to limitations applicable to payments to Covered Employees, the Committee shall have the authority to modify, amend or adjust the terms and conditions of any Performance Share Award Agreement, at any time or from time to time, including but not limited to the performance goals.

8.5         Form
and Timing of Payment.  The payment described in Section 8.3 herein shall be made in the applicable number of Shares as soon as administratively feasible after the end of the Performance Period to which such payment relates but no later than March 15 immediately following the end of such Performance Period. All such Shares shall be issued on the same date unless otherwise prescribed by the Committee. Unless the Committee provides otherwise, the value of any dividends with respect to such issued Shares that the Participant would have been entitled to during the applicable Performance Period had he held such Shares during such Performance Period shall also be paid to the Participant in whole Shares on said date.
Notwithstanding the foregoing, any dividend equivalents payable in connection with a Performance Share Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as the underlying Award.

8.6         Termination of Employment.

(a)         Unless the Committee provides otherwise, in the event the employment of a
Participant is terminated by reason of death, Disability, or Retirement, each Performance Share Award held by the Participant shall be deemed earned on a prorated basis, and a prorated payment based on the Participant’s number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals during the entire Performance Period, as computed by the Committee, shall be made at the time payments are made to Participants who did not terminate service during the Performance Period.

(b)         If the employment of a
Participant shall terminate for any reason other than death, Disability or Retirement, all Performance Shares shall be forfeited and no payment shall be made with respect thereto; provided however, the Committee may in its sole discretion waive such forfeiture and provide for a payment to the Participant with respect to outstanding Performance Shares, determined in such manner and payable at such time as the Committee deems appropriate under the circumstances. This authority of the Committee may be exercised for any or all Participants; provided that its action in any particular case shall not bind the Committee in any other case, it being the intention of the Company to grant the Committee the broadest possible discretion to act or refuse to act in this regard.

8.7         Nontransferability. No Performance Shares
granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period. All rights with respect to Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

8.8         Performance Goals.

(a)         For purposes of this Plan, including but not limited to Awards of Performance
Shares under this Article 8, “performance goals” shall mean the criteria and objectives, determined by the Committee, which shall be satisfied or met during the applicable Performance Period as a condition to the Participant’s receipt of Shares with respect to such Award. The criteria or objectives for an

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2016 Proxy Statement

Award shall be determined by the Committee in writing, shall be measured for achievement or satisfaction during the Performance Period in which the Committee established for such Participant to satisfy or achieve such criteria and objectives and may be absolute in their terms or measured against or in relationship to an index or other companies comparably, similarly or otherwise situated or other external or internal measure and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria and objectives relate to one or more of the following: total
~~shareholder~~ stockholder return; earnings; earnings per share; net income; revenues; operating profit; income before taxes, depreciation and/or amortization; cash flow;
expenses; market share; return on assets; return on capital employed; return on equity; assets; value of assets; Fair Market Value of Shares; regulatory compliance; safety standards; quality standards; cost reduction objectives; satisfactory internal or external audits; improvement of financial ratings; achievement of balance sheet or income statement objectives; or profit per ton shipped~~; or other financial, accounting~~
~~or quantitative objectives established by the Committee~~.

(b)         Performance
criteria and objectives may include or exclude events the impact of which the Committee determines should be so included or excluded, such as extraordinary, ~~or,~~
unusual, or infrequently occurring charges or credits; pension or other employee benefit plan corridor charges or credits; losses from discontinued operations; restatements and accounting changes and other unplanned special charges such as restructuring expenses; acquisitions; acquisition expenses, including expenses related to impairment of goodwill or other intangible assets; stock offerings; stock repurchases and loan loss provisions. Such performance criteria and objectives may be particular to a line of business, subsidiary or affiliate or the Company generally, and may, but need not be, based upon a change or an increase or positive result.

(c)         In interpreting Plan provisions applicable to performance criteria and objectives and to Performance Share Awards to Participants who are Covered Employees, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and the regulations thereunder. The Committee in establishing performance criteria and objectives applicable to such Awards, and in interpreting the Plan, shall be guided by such standards, including, but not limited to providing that the Award shall be paid solely as a function of attainment of objective performance criteria and objectives based on one or more of the specific criteria and objectives set forth in this Section 8.8 established by the Committee not later than 90 days after the Performance Period applicable to the Performance Share Award has commenced (or, if such period of service is less than one year, not later than the date on which 25% of such period has elapsed). Prior to the payment of any compensation based on achievement of performance criteria and objectives to any such
Covered Employee, the Committee must certify in writing the extent to which the applicable performance criteria and objectives were, in fact, achieved and the amounts to be paid, vested or delivered as a result thereof, provided the Committee may reduce, but not increase, such amount.

Article 9.  Rights of Employees.

9.1         Employment. Nothing in the Plan shall: (a) interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time; (b) confer upon any Participant any right to continue in the employ of the Company or its subsidiaries; or (c) be evidence of any agreement or understanding, express or implied, that the Company will employ any Participant in any particular position at a particular rate of compensation or for any particular period of time.

9.2         Participation. Nothing in this Plan shall be construed to give any person any right to be granted any Award other than at the sole discretion of the Committee or as giving any person any rights whatsoever with respect to Shares except as specifically provided in the Plan. No Participant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

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2016 Proxy Statement

Article 10. Change of Control Election.
        Subject to the requirements of Section 409A of the Code, if applicable, and unless otherwise provided in an Award Agreement, upon the occurrence of a Change of Control:

(a)
        the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock;

(b)
        outstanding Awards which are not assumed or otherwise continued by the
Acquiror shall accelerate and become fully vested effective immediately prior to, but contingent upon, the consummation of the
Change in Control, and thereafter, all Awards which become vested as a result of this sentence shall terminate to the extent not exercised or settled as of the date of the
Change in Control; and

(c)
        any Awards which are assumed, continued, or substituted for pursuant to Section 10.1(a) above shall become fully vested upon a qualifying termination of employment that occurs in connection with or following such Change in Control, pursuant to the terms set forth in the applicable Award Agreement.

~~Upon the occurrence of a Change~~
~~of Control, unless otherwise specifically prohibited by the terms of this Article 10:~~

~~(a)~~
        ~~any and all outstanding Options previously granted hereunder, if not then exercisable, shall become immediately exercisable, any restrictions on the transfer of Shares of Restricted Stock shall lapse~~
~~and expire effective as of the date of the Change of Control; and the settlement date with respect to any outstanding Restricted Stock Units shall be the effective date of the Section 409A Change of Control (as defined in the~~
~~Restricted Stock Unit Award Agreement);~~

~~(b)         subject to Article 11~~
~~herein, the Committee shall have the authority to make any modifications to any Option Award, Performance Share Award, Restricted Stock Award, and Restricted Stock Unit Award determined by the Committee to be appropriate before the effective date of~~
~~the Change of Control;~~

~~(c)         except as otherwise provided in the~~
~~Performance Share Award Agreement, any unearned Performance Share Award shall be deemed earned at the target amount assigned to each such Award, and a prorated payment based on the number of full months of the Performance Period with respect to each~~
~~such Award that have elapsed as of the effective date of the Change of Control shall be made as soon as administratively feasible following the effective date of the Change of Control; and~~

~~(d)         if the Shares are no longer traded over a national public securities~~
~~exchange following a Change of Control:~~

~~(i)~~
        ~~Participants holding Options shall have the right to require the Company to make a cash payment to them in exchange for their Options. Such cash payment shall be contingent upon the Participant’s~~
~~surrendering the Option. The amount of the cash payment shall be determined by adding the total positive “spread” on all outstanding Options. For this purpose, the total “spread” shall equal the difference between: (1) the~~
~~higher of (i) the highest price per Share paid or offered in any transaction related to a Change of Control of the Company; or (ii) the highest Fair Market Value per Share at any time during the ninety (90) calendar day period~~
~~preceding a Change of Control; and (2) the Option Price applicable to each Share held under Option; and~~

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2016 Proxy Statement

~~(ii)         Participants~~
~~holding Shares of Restricted Stock, Restricted Stock Units and/or Shares received pursuant to (c) above with respect to Performance Share Awards shall have the right to require the Company to make a cash payment to them in~~
~~exchange for such Shares or Restricted Stock Units. Such cash payment shall be contingent upon the Participant’s surrendering the Shares or Restricted Stock Units. The amount of the cash payment shall be not less than the~~
~~higher of (1) the highest price per Share paid or offered in any transaction related to a Change of Control of the Company; or (2) the highest Fair Market Value per Share at any time during the ninety (90) calendar day period~~
~~preceding a Change of Control.~~

Article 11.  Amendment, Modification, and Termination.

11.1         Amendment, Modification, and Termination.  The Board may at any
time and from time to time, alter, amend, suspend or terminate this Plan in whole or in part; provided, that no amendment that (a) requires ~~shareholder~~ stockholder approval in order for this Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, or (b) would modify the provisions of Section 3.1, the first paragraph of Section 4.1 or the second sentence of Section 6.3 of this Plan, shall be effective unless such amendment shall be approved by the requisite vote of ~~shareholders~~ stockholders of the Company entitled to vote thereon.

11.2         Awards Previously Granted.  No
termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award. If consent is not given, the Award shall continue in force in accordance with its terms without modification.

Article 12. Withholding.

12.1         Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, (including the Participant’s FICA obligation, if any) required by law to be withheld with respect to any taxable event arising or as a result of this Plan. Failure to cooperate with the Company in paying any such withholding shall cause the cancellation of the Shares subject to the taxable transaction without liability for such cancellation.

12.2         Share Withholding.  With respect to withholding required upon the exercise of Options, the vesting of Shares under a Restricted Stock Award, or receipt of Shares pursuant to a Performance Share Award, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction
(or such other rate that will not create an adverse accounting consequence or cost). All elections shall be irrevocable, made in writing, signed by the Participant. In addition to the foregoing requirements, an Insider may elect Share withholding only if such election is made in compliance with Section 16 of the Exchange Act.

Article 13.  Indemnification. The Company shall indemnify and hold harmless each member of the Committee, or of the Board, against and from any loss, cost, liability or expense, including reasonable attorney’s fees and costs of suit, that may be imposed upon or reasonably incurred by the member in connection with or resulting from any claim, action, suit, or proceeding to which the member may be a party defendant or in which the member may be involved as a defendant by reason of any action taken or any failure to act under the Plan and against and from any and all amounts paid in settlement thereof or paid in satisfaction of any judgment in any such action, suit, or proceeding against the member, provided that the member shall give the Company an opportunity, at its own expense, to handle and defend the same before the member undertakes to handle and defend it or agrees to any

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2016 Proxy Statement

settlement of the claim. The foregoing right of indemnification shall be in addition to, and not exclusive of, any other rights of indemnification to which the member may be entitled under the
Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise. This right shall not extend to any action by a Director as a claimant of rights under the Plan, whether on the Director’s behalf or on behalf of a class of persons which would include the Director, unless filed in the form of a declaratory judgment seeking relief for the Company or the Plan.

Article
14.  Successors.  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article
15.  Listing of Shares and Related Matters.  If at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Option or the issuance of Shares thereunder, the granting of a Restricted Stock Award, the granting of Shares pursuant to a Restricted Stock Unit Award or the granting of Shares pursuant to a Performance Share Award, no Option that is the subject of such Award may be exercised in whole or in part and no certificates may be issued or reissued in respect of any Restricted Stock, Restricted Stock Unit or Performance Share Award that is the subject of such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

Article 16. Legal Construction.

16.1         Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2         Severability.  If any provision of the Plan shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid or unenforceable provision had not been included. Unless otherwise specifically provided in a final order by a court of competent jurisdiction, no such judicial determination shall deprive a Participant of the economic advantage, if any, of unexpired Options under any Option Award Agreement, of Shares of Restricted Stock then subject to restrictions under the terms of the Plan or the Restricted Stock Award Agreement, of any Restricted Stock Unit Awards, or of any Performance Share
Awards. If any such judicial determination does or would have an adverse impact then the Company shall assure the Participant of the right to receive cash in an amount equal to the value of any Award under the Plan prior to the determination of its invalidity in the same manner as if such Award was lawful and the benefit granted thereunder could be enjoyed in accordance with the terms of the Award.

16.3         Requirements of Law.  The granting of Awards and the issuance of
Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4         Securities Law Compliance.  With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule l6b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

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2016 Proxy Statement

The obligations of the Company to issue or transfer Restricted Stock awarded pursuant to the Plan, Shares pursuant to a Restricted Stock Unit Award, Shares upon exercise of an Option, or Shares pursuant to a Performance Share Award, shall be subject to: compliance with all applicable governmental rules and regulations, and administrative action; the effectiveness of a registration statement under the Securities Act of 1933, as amended, if deemed necessary or appropriate by the Company; and the condition that listing requirements (or authority for listing upon official notice of issuance) for each stock exchange on which outstanding shares of the same class may then be listed shall have been satisfied.

16.5         Governing Law.  To the extent not
preempted by Federal law, the Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware. The references herein to specific rules, regulations, and statutes shall include any successor provisions thereof.

AK STEEL HOLDING CORPORATION

AK STEEL CORPORATION

By:

Joseph C. Alter, Vice President,

General Counsel and Corporate Secretary

Adopted 1995

Amended November 21, 1996

Amended and Restated March 19, 1998

Amended and Restated January 16, 2003

Amended and Restated January 20, 2005

Amended December 7, 2006

Amended October 18, 2007

Amended and Restated October 16, 2008

Amended and Restated March 18, 2010

Amended and Restated March 20, 2014

Amended and Restated July 23, 2015

Amended and Restated March 17, 2016 (subject to stockholder approval at the May 26, 2016 Annual Meeting of Stockholders)

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2016 Proxy Statement

ANNEX B

Non-GAAP Financial Measures

In certain of our disclosures
in this Proxy Statement, we have reported adjusted EBITDA and adjusted net income (loss) that exclude the effects of noncontrolling interests, pension and OPEB net corridor charge, impairment charges for our investments in Magnetation and AFSG, charges for temporarily idling facilities and acquisition-related expenses of Dearborn. We believe that reporting adjusted net income (loss) attributable to AK Steel Holding Corporation (“AK Holding”) (as a total and on a per share basis)
with these items excluded more clearly reflects our current operating results and provides investors with a better understanding of our overall financial performance.

EBITDA is an acronym for earnings before interest, taxes, depreciation and amortization. It is a metric that is sometimes used to compare the results of different companies by removing the effects of different factors that might otherwise make comparisons inaccurate or inappropriate. Where reported in this proxy statement we have made adjustments to EBITDA to exclude the effect of noncontrolling interests, pension and OPEB net corridor charges, impairment charges for our investments in Magnetation and AFSG, charges for temporarily idling facilities and the acquisition-related expenses of Dearborn. The adjusted results, although not financial measures under generally accepted accounting principles in the United States (“GAAP”) and not identically applied by other companies, facilitate the ability to analyze our financial results in relation to those of our competitors and to our prior financial performance by excluding items that otherwise would distort the comparison. Adjusted EBITDA and adjusted net income (loss) are not, however, intended as alternative measures of operating results or cash flow from operations as determined in accordance with GAAP and are not necessarily comparable to similarly titled measures used by other companies.

We
recognize in our results of operations, as a corridor adjustment, any unrecognized actuarial net gains or losses that exceed 10% of the larger of projected benefit obligations or plan assets. Amounts inside this 10% corridor are amortized over the plan participants’ life expectancy. The need for a corridor charge is considered at any remeasurement date, but has historically only been recorded in the fourth quarter at the time of the annual remeasurement. After excluding the corridor charge, the remaining pension and OPEB expenses included in the non-GAAP measure are comparable to the accounting for pension and OPEB expenses on a GAAP basis in the first three quarters of the year and we believe this is useful to investors in analyzing our results on a quarter-to-quarter basis, as well as analyzing our results on a year-to-year basis. As a result of the corridor method of accounting, our subsequent financial results on both a GAAP and a non-GAAP basis do not contain any amortization of prior period actuarial gains or losses that exceeded the corridor threshold because those amounts were immediately recognized as a corridor adjustment in the period incurred. Actuarial net gains and losses occur when actual experience differs from any of the many assumptions used to value the benefit plans, or when the assumptions change, as they may each year when we perform a valuation. The two most significant of those assumptions are the discount rate we use to value projected plan obligations and the rate of return on plan assets. In addition, changes in other actuarial assumptions and the degree by which the unrealized gains or losses are within the corridor threshold before remeasurement will affect the corridor adjustment calculation. The effect of prevailing interest rates on the discount rate as of the December 31 measurement date and actual return on plan assets compared to the expected return will have a significant impact on our year-end liability, corridor adjustment and following year’s expense for these benefit plans. For example, the pension/OPEB net corridor charge for 2015 was driven by actuarial losses caused primarily by (i) the net effect of the difference between the expected return on assets of 7.25% ($198.4) and the actual loss on assets of 3.4% ($93.6) (netting to a loss of $292.0), partially offset by (ii) an increase in the discount rate assumption used to determine the current year pension liabilities from 3.82% at December 31, 2014 to 4.15% at December 31, 2015 (an actuarial gain of approximately $96.0) and (iii) changes in mortality assumptions (an actuarial gain of approximately $65.0). Also for example, the pension corridor charge

B-1

2016 Proxy Statement

for 2014 was driven by actuarial losses caused primarily by (i) a decrease in the discount rate assumption used to determine the current year pension liabilities from 4.53% at
December 31, 2013 to 3.82% at December 31, 2014 (an actuarial loss of approximately $219.0) and (ii) changes in mortality assumptions (an actuarial loss of approximately $245.5), partially offset by (iii) the net effect of the difference between the expected return on assets of 7.25% ($202.8) and the actual return on assets of 9.3% ($257.8) (netting to a gain of $55.0). We believe that the corridor method of accounting for pension and other postretirement obligations is rarely used by other publicly traded companies. However, because other companies use different approaches to recognize actuarial gains and losses, our resulting pension expense on a GAAP basis or a non-GAAP basis may not be comparable to other companies’ pension expense on a GAAP basis. Although the corridor charge reduces reported operating and net income, it does not affect our cash flows in the current period. However, we expect to ultimately settle the pension obligation in cash.

Neither current shareholders nor potential investors in our securities should rely on adjusted EBITDA or adjusted net income (loss) as a substitute for any GAAP financial measure and we encourage investors and potential investors to review the following reconciliations of net income (loss) attributable to AK Holding to adjusted EBITDA and adjusted net income (loss).

Reconciliation of Adjusted Net Income (Loss)

2015

2014

Reconciliation to Net Income (Loss) Attributable to AK Steel Holding

Adjusted net income (loss) attributable to AK Steel Holding Corporation

$
(51.8
)

$
(59.7
)

Pension and OPEB net corridor charge/settlement loss

(131.2
)

(5.5
)

Impairment of Magnetation investment

(256.3
)

—

Impairment of AFSG investment

(41.6
)

—

Charge for facility idling

(28.1
)

—

Acquisition-related expenses (net of tax)

—

(31.7
)

Net income (loss) attributable to AK Steel Holding Corporation, as reported

$
(509.0
)

$
(96.9
)

Reconciliation to Basic and Diluted Earnings (Loss) per Share

Adjusted basic and diluted earnings (loss) per share

$
(0.29
)

$
(0.40
)

Pension and OPEB net corridor charge/settlement loss

(0.74
)

(0.04
)

Impairment of Magnetation investment

(1.44
)

—

Impairment of AFSG investment

(0.23
)

—

Charge for facility idling

(0.16
)

—

Acquisition-related expenses

—

(0.21
)

Basic and diluted earnings (loss) per share, as reported

$
(2.86
)

$
(0.65
)

B-2

2016 Proxy Statement

Reconciliation of Adjusted EBITDA

2015

2014

Net income (loss) attributable to AK Holding

$
(509.0
)

$
(96.9
)

Net income attributable to noncontrolling interests

62.8

62.8

Income tax expense (benefit)

63.4

7.7

Interest expense

173.0

144.7

Interest income

(1.3
)

(0.7
)

Depreciation

216.0

201.9

Amortization

8.4

9.1

EBITDA

13.3

328.6

Less: EBITDA of noncontrolling interests (a)

77.1

77.2

Pension and OPEB net corridor charge/settlement loss

131.2

5.5

Impairment of Magnetation investment

256.3

—

Impairment of AFSG investment

41.6

—

Charge for facility idling

28.1

—

Acquisition-related expenses

—

23.3

Adjusted EBITDA

$
393.4

$
280.2

Adjusted EBITDA per ton

$
55

$
46

(a)
The reconciliation of EBITDA of noncontrolling interests to net income attributable to noncontrolling interests is as follows:

2015

2014

Net income attributable to noncontrolling interests

$
62.8

$
62.8

Depreciation

14.3

14.4

EBITDA of noncontrolling interests

$
77.1

$
77.2

B-3

2016 Proxy Statement

☐   Mark this box with an
X if you have made

       changes to your name or address details above.

  Annual Meeting Proxy Card

A.
Proposal No. 1 – Election of Directors.

The Board of Directors recommends a vote FOR the listed nominees.

For

Against

Abstain

For

Against

Abstain

01 – Dennis C. Cuneo

☐

☐

☐

06 – Gregory B. Kenny

☐

☐

☐

02 – Sheri H. Edison

☐

☐

☐

07 – Ralph S. Michael, III

☐

☐

☐

03 – Mark G. Essig

☐

☐

☐

08 – Roger K. Newport

☐

☐

☐

04 – William K. Gerber

☐

☐

☐

09 – Dr. James A. Thomson

☐

☐

☐

05 – Robert H. Jenkins

☐

☐

☐

10 – Vicente Wright

☐

☐

☐

B.
Proposal No. 2 – Advisory vote to ratify the appointment of independent registered public accounting firm.

The Board of Directors recommends a vote FOR the ratification of the Audit Committee’s appointment of Ernst & Young LLP as the independent registered public accounting firm for 2016.

☐    For
      ☐    Against                ☐    Abstain

C.
Proposal No. 3 – Advisory vote to approve Named Executive Officer compensation.

The Board of Directors recommends a vote FOR the resolution to approve the compensation of the Named Executive Officers.

☐    For
      ☐    Against                ☐    Abstain

D.
  Proposal No. 4 – Approval of the Amendment and Restatement of the Stock Incentive Plan, including the Re-Approval of the Material Terms of the Performance Goals.

The Board of Directors recommends a vote FOR the approval of the
Amendment and Restatement of the Stock Incentive Plan, including the Re-Approval of the Material Terms of the Performance Goals.

☐    For
      ☐    Against                ☐    Abstain

E.
  Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

  Signature 1 – Please keep signature
within the box

  Signature 2 – Please keep signature
within the box

Date (mm/dd/yyyy)

Title:

Title:

Proxy – AK Steel Holding Corporation

Annual Meeting of Stockholders

Proxy Solicited on behalf of the Board of Directors of the Company for the Annual Meeting to be held on May 26,
2016

The undersigned stockholder of AK Steel Holding Corporation (the “Company”) hereby appoints Roger K.
Newport, Kirk W. Reich and Joseph C. Alter and each of them, as attorneys-in-fact and proxies, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 26, 2016, and at any adjournment thereof, with authority to vote at such meeting all shares of Common Stock of the Company owned by the undersigned on March 28, 2016, in accordance with the directions indicated herein:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE
SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION AS A DIRECTOR OF EACH OF THE TEN NOMINEES NAMED ON THE REVERSE SIDE, “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF ERNST & YOUNG LLP AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016, “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AND “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE STOCK INCENTIVE PLAN,
INCLUDING THE RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” EACH OF THE TEN NOMINEES NAMED FOR ELECTION AS A DIRECTOR.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE STOCK INCENTIVE PLAN,
INCLUDING THE RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS.

Please sign, date and return this proxy card
promptly using the enclosed envelope.

(Continued and to be voted on reverse side.)